FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-193376-12

October 15, 2014

FREE WRITING PROSPECTUS
STRUCTURAL AND COLLATERAL TERM SHEET
$1,182,593,628
(Approximate Total Mortgage Pool Balance)

$1,027,378,000
(Approximate Offered Certificates)

COMM 2014-CCRE20

Deutsche Mortgage & Asset Receiving Corporation Depositor

German American Capital Corporation UBS Real Estate Securities Inc. Cantor Commercial Real Estate Lending, L.P. Natixis Real Estate Capital LLC Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities	UBS Securities LLC	Cantor Fitzgerald & Co.

Joint Bookrunning Managers and Co-Lead Managers

Natixis Securities Americas LLC	KeyBanc Capital Markets	CastleOak Securities, L.P.

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust

Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated October 16, 2014, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners & Co-Lead Managers:	Deutsche Bank Securities Inc. Cantor Fitzgerald & Co. UBS Securities LLC
Co-Managers:	Natixis Securities Americas LLC, CastleOak Securities, L.P. and KeyBanc Capital Markets
Mortgage Loan Sellers:
German American Capital Corporation* (“GACC”) (39.3%), UBS Real Estate Securities Inc. (28.5%) (“UBSRES”), Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (26.0%) and Natixis Real Estate Capital LLC (“Natixis”) (6.1%)
*An indirect wholly owned subsidiary of Deutsche Bank AG.

Master Servicer:	Wells Fargo Bank, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Special Servicer:	Torchlight Loan Services, LLC
Trustee:	Wilmington Trust, National Association
Certificate Administrator:	Wells Fargo Bank, National Association
Rating Agencies:	Moody’s Investors Service, Inc., Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc. and DBRS, Inc.
Determination Date:	The 6th day of each month, or if such 6th day is not a business day, the following business day, commencing in November 2014.
Distribution Date:	4th business day following the Determination Date in each month, commencing in November 2014.
Cut-off Date:	Payment Date in October 2014 (or related origination date, if later). Unless otherwise noted, all Mortgage Loan statistics are based on balances as of the Cut-off Date.
Settlement Date:	On or about October 30, 2014
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	November 2047
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
TRANSACTION HIGHLIGHTS

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
German American Capital Corporation	13	29	$465,053,806	39.3%
UBS Real Estate Securities Inc.	20	20	$337,575,882	28.5%
Cantor Commercial Real Estate Lending, L.P.	21	41	$307,753,517	26.0%
Natixis Real Estate Capital LLC	10	11	$72,210,423	6.1%
Total:	64	101	$1,182,593,628	100.0%

Pooled Collateral Facts:
Initial Outstanding Pool Balance:	$1,182,593,628
Number of Mortgage Loans:	64
Number of Mortgaged Properties:	101
Average Mortgage Loan Cut-off Date Balance:	$18,478,025
Average Mortgaged Property Cut-off Date Balance:	$11,708,848
Weighted Average Mortgage Rate:	4.5329%
Weighted Average Mortgage Loan Original Term to Maturity or ARD (months):	118
Weighted Average Mortgage Loan Remaining Term to Maturity or ARD (months):	117
Weighted Average Mortgage Loan Seasoning (months):	1
% of Mortgaged Properties Leased to a Single Tenant:	10.4%
Credit Statistics(1):
Weighted Average Mortgage Loan U/W NCF DSCR:	1.80x
Weighted Average Mortgage Loan Cut-off Date LTV(2):	66.9%
Weighted Average Mortgage Loan Maturity Date or ARD LTV(2):	57.7%
Weighted Average U/W NOI Debt Yield:	10.8%
Amortization Overview:
% Mortgage Loans with Amortization through Maturity:	40.9%
% Mortgage Loans with Interest Only through Maturity:	32.1%
% Mortgage Loans with Interest Only followed by Amortization or ARD:	24.4%
% Mortgage Loans which Fully Amortize over the Term:	2.5%
Weighted Average Remaining Amortization Term (months)(3):	348
Loan Structural Features:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	67.8%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(4):	77.5%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	53.3%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(5):	75.4%
% Mortgage Loans with Upfront Engineering Reserves:	47.1%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	56.3%
% Mortgage Loans with In Place Hard Lockboxes:	55.1%
% Mortgage Loans with Cash Traps Triggered at Levels ≥ 1.05x:	96.6%
% Mortgage Loans with Defeasance Only After a Lockout Period and Prior to an Open Period:	86.0%
% Mortgage Loans with Prepayment with a Yield Maintenance Charge Prior to an Open Period and also Allow Defeasance after a Period of 2 Years Following the Closing Date:	9.7%
% Mortgage Loans with Prepayment Only After a Lockout Period and Prior to an Open Period with a Yield Maintenance Charge:	4.2%

(1)
With respect to the Gateway Center Phase II Loan, Harwood Center Loan, 80 and 90 Maiden Lane Loan, Beverly Connection Loan and Myrtle Beach Marriott Resort & Spa Loan, LTV, DSCR and debt yield calculations include the related pari passu companion loans, and excludes the subordinate companion loan with respect to the Beverly Connection Loan.

(2)
With respect to 2 mortgage loans, representing 14.9% of the initial outstanding principal balance, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have in certain cases been calculated based on the “As Complete” value. For additional information, see the Footnotes to Annex A-1.

(3)	Excludes loans which are interest only for the full loan term or through a related anticipated repayment date.
(4)	Includes FF&E Reserves.
(5)	Represents the percent of the allocated initial outstanding principal balance of retail, office, industrial and mixed use properties only.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/DBRS/KBRA)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)

Class A-1	Aaa(sf)/AAAsf/AAA(sf)/AAA(sf)	$57,053,000	30.0000%(6)	2.72	1 - 59	46.8%	15.4%
Class A-2	Aaa(sf)/AAAsf/AAA(sf)/AAA(sf)	$99,016,000	30.0000%(6)	4.87	59 - 60	46.8%	15.4%
Class A-SB	Aaa(sf)/AAAsf/AAA(sf)/AAA(sf)	$79,067,000	30.0000%(6)	7.45	60 - 117	46.8%	15.4%
Class A-3	Aaa(sf)/AAAsf/AAA(sf)/AAA(sf)	$275,000,000	30.0000%(6)	9.79	117 - 119	46.8%	15.4%
Class A-4	Aaa(sf)/AAAsf/AAA(sf)/AAA(sf)	$317,679,000	30.0000%(6)	9.87	119 - 120	46.8%	15.4%
Class X-A(7)	NR/AAAsf/AAA(sf)/AAA(sf)	$891,379,000(8)	N/A	N/A	N/A	N/A	N/A
Class A-M(9)	Aa1(sf)/AAAsf/AAA(sf)/AAA(sf)	$63,564,000(10)	24.6250%	9.94	120 - 120	50.4%	14.3%
Class B(9)	Aa3(sf)/AA+sf/AA(sf)/AA+(sf)	$57,652,000(10)	19.7500%	9.94	120 - 120	53.7%	13.5%
Class PEZ(9)	NR/A-sf/A(low)(sf)/A-(sf)	$199,563,000(10)	13.1250%(6)	9.94	120 - 120	58.1%	12.4%
Class C(9)	NR/A-sf/A(low)(sf)/A-(sf)	$78,347,000(10)	13.1250%(6)	9.94	120 - 120	58.1%	12.4%

NON-OFFERED CERTIFICATES
Class(1)	Ratings (Moody’s/Fitch/DBRS/KBRA)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)

Class X-B(7)	NR/A-sf/AAA(sf)/AAA(sf)	$135,999,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	NR/BBB-sf/AAA(sf)/BBB-(sf)	$60,608,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-D(7)	NR/NR/AAA(sf)/NR	$26,608,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-E(7)	NR/NR/AAA(sf)/NR	$11,826,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-F(7)	NR/NR/AAA(sf)/NR	$17,739,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-G(7)	NR/NR/AAA(sf)/NR	$38,434,627(8)	N/A	N/A	N/A	N/A	N/A
Class D	NR/BBB-sf/BBB(low)(sf)/BBB-(sf)	$60,608,000	8.0000%	9.94	120 - 120	61.5%	11.7%
Class E	NR/BB-sf/BB(low)(sf)/BB	$26,608,000	5.7500%	9.94	120 - 120	63.1%	11.5%
Class F	NR/B-sf/B(high)(sf)(sf)/B+(sf)	$11,826,000	4.7500%	9.94	120 - 120	63.7%	11.3%
Class G	NR/NR/B(low)(sf)/B-(sf)	$17,739,000	3.2500%	9.97	120 - 121	64.7%	11.2%
Class H	NR/NR/NR/NR	$38,434,627	0.0000%	12.64	121 - 239	66.9%	10.8%
(1)
The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ Certificates. The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)
Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amount of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates may vary depending upon the final pricing of the classes of certificates and/or trust components whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E Certificates, Class X-F or Class X-G Certificates, as applicable, would be equal to zero, such class of certificates will not be issued on the settlement date of this securitization.

(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a Certificate Balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and mortgage loans with anticipated repayment dates are repaid on the respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of all Certificates and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates are represented in the aggregate. The initial subordination levels for the Class PEZ and Class C Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the settlement date of $78,347,000.

(7)
As further described in the Free Writing Prospectus, the pass-through rate applicable to the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 Certificates and the Class A-M trust component (based on their Certificate Balances), (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B and Class C trust

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
SUMMARY OF THE CERTIFICATES

components (based on their Certificate Balances), (C) with respect to the Class X-C Certificates, the pass-through rate of the Class D Certificates, (D) with respect to the Class X-D Certificates, the pass-through rate of the Class E Certificates, (E) with respect to the Class X-E Certificates, the pass-through rate of the Class F Certificates, (F) with respect to the Class X-F Certificates, the pass-through rate of the Class G Certificates, and (G) with respect to the Class X-G Certificates, the pass-through rate of the Class H Certificates.

(8)
The Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates (the “Class X Certificates”) will not have Certificate Balances. None of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates will be entitled to distributions of principal. The interest accrual amounts on the Class X-A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates and the Class A-M trust component. The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class B and Class C trust components. The interest accrual amounts on the Class X-C Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class D Certificates. The interest accrual amounts on the Class X-D Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class E Certificates. The interest accrual amounts on the Class X-E Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class F Certificates. The interest accrual amounts on the Class X-F Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class G Certificates. The interest accrual amounts on the Class X-G Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class H Certificates.

(9)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(10)
On the settlement date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the settlement date of $63,564,000, $57,652,000 and $78,347,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively. The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange; such initial Certificate Balance is not included in the aggregate certificate principal balance of the offered certificates set forth on the cover page of this Term Sheet. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the settlement date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the settlement date.

Short-Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut-off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio(2)	U/W NCF DSCR(2)	U/W NOI Debt Yield(2)
A-1/A-2	CCRE	80 and 90 Maiden Lane	Office	$55,000,000	59	61.7%	1.73x	7.9%
A-1/A-2	UBSRES	Veterans Outpatient Clinic	Office	$15,075,000	59	75.0%	1.49x	9.3%
A-1/A-2	CCRE	Springhill Suites Bolingbrook	Hospitality	$7,000,000	59	66.0%	2.02x	13.6%
A-1/A-2	GACC	Union Hills Village	Retail	$6,850,000	59	59.6%	3.01x	13.5%
A-2/A-SB	CCRE	Van Ness Mixed Use	Mixed Use	$8,000,000	60	71.4%	1.34x	8.2%
A-2/A-SB	UBSRES	Marquis Pointe	Multifamily	$5,000,000	60	63.9%	1.34x	10.0%
A-2/A-SB	UBSRES	Meadowbrook Manor Estates	Manufactured Housing	$3,000,000	60	71.4%	1.62x	12.6%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses or extensions for the indicated Certificates. See “Yield and Maturity Considerations—Yield Considerations” in the Free Writing Prospectus.

(2)	With respect to the 80 and 90 Maiden Lane Loan LTV, DSCR and debt yield calculations include the related pari passu companion loan.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A-SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A-3 to the Free Writing Prospectus, then, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the principal balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero. Notwithstanding the foregoing, if the total principal balance of the Class A-M, Class B and Class C trust components and the Certificate Balances of the Class D through Class H Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates and the Class A-M trust component; (ii) the notional amount of the Class X-B Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class B and Class C trust components; (iii) the notional amount of the Class X-C Certificates will be reduced by the principal distributions and realized losses allocated to the Class D Certificates; (iv) the notional amount of the Class X-D Certificates will be reduced by the principal distributions and realized losses allocated to the Class E Certificates; (v) the notional amount of the Class X-E Certificates will be reduced by the principal distributions and realized losses allocated to the Class F Certificates; (vi) the notional amount of the Class X-F Certificates will be reduced by the principal distributions and realized losses allocated to the Class G Certificates and (v) the notional amount of the Class X-G Certificates will be reduced by the principal distributions and realized losses allocated to the Class H Certificates.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
STRUCTURE OVERVIEW

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate. The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the PEZ Certificates.

As further described in the Free Writing Prospectus, the pass-through rate applicable to the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates and the Class A-M trust component (based on their Certificate Balances), (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B and Class C trust components (based on their Certificate Balances), (C) with respect to the Class X-C Certificates, the pass-through rate of the Class D Certificates, (D) with respect to the Class X-D Certificates, the pass-through rate of the Class E Certificates, (E) with respect to the Class X-E Certificates, the pass-through rate of the Class F Certificates, (F) with respect to the Class X-F Certificates, the pass-through rate of the Class G Certificates and (G) with respect to the Class X-G Certificates, the pass-through rate of the Class H Certificates.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class H through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
STRUCTURE OVERVIEW

component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class D Certificates and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class D Certificates and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate - Discount Rate)	X	The percentage of the principal distribution amount to such Class or trust component as described in (a) above
(Mortgage Rate - Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A-M trust component as described above will be allocated between the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

Loan Combinations:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Gateway Center Phase II secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $120,000,000, evidenced by Note A-1 (the “Gateway Center Phase II Loan”), representing approximately 10.1% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis two companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $180,000,000, evidenced by Note A-2, which is currently being held by Wells Fargo, and which may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement) and Note A-3, which is currently held by GACC, and which may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Gateway Center Phase II Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Gateway Center Phase II Loan Combination.”

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

The Gateway Center Phase II Loan Combination is expected to be serviced pursuant to the pooling and servicing agreement for this securitization and the related intercreditor agreement. For additional information regarding the Gateway Center Phase II Loan Combination, see “Description of the Mortgage Pool—Loan Combinations— Gateway Center Phase II Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Harwood Center secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $60,000,000, evidenced by Note A-2 (the “Harwood Center Loan”), representing approximately 5.1% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis one companion loan that has an outstanding principal balance as of the Cut-off Date of $30,000,000, evidenced by Note A-1, which was contributed in the COMM 2014-UBS5 transaction. The Harwood Center Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Harwood Center Loan Combination.”

The Harwood Center Loan Combination is expected to be serviced pursuant to the COMM 2014-UBS5 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the Harwood Center Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—Harwood Center Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 80 and 90 Maiden Lane secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $55,000,000, evidenced by Note A-2 (the “80 and 90 Maiden Lane Loan”), representing approximately 4.7% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $90,000,000, evidenced by Note A-1, which was contributed to the COMM 2014-LC17 transaction. The 80 and 90 Maiden Lane Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “80 and 90 Maiden Lane Loan Combination.”

The 80 and 90 Maiden Lane Loan Combination will be serviced pursuant to the COMM 2014-LC17 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the 80 and 90 Maiden Lane Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—80 and 90 Maiden Lane Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Beverly Connection secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $43,750,000, evidenced by Note A-2 (the “Beverly Connection Loan”), representing approximately 3.7% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis two companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $131,250,000, evidenced by Note A-1, which was contributed in the GSMS 2014-GC24 transaction and Note A-3, which was contributed in the JPMBB 2014-C23 transaction (collectively, the “Beverly Connection Pari Passu Companion Loans”), as well a subordinate companion loan evidenced by promissory note B, with an original principal balance of $35,000,000 (the “Beverly Connection Subordinate Companion Loan”), which is currently held by I&G Holding B-Lender 1 LLC. The Beverly Connection Loan and the Beverly Connection Pari Passu Companion Loans are pari passu in right of payment with one another and are senior in right of payment to the Beverly Connection Subordinate Companion Loan. The Beverly Connection Loan, the Beverly Connection Pari Passu Companion Loans and the Beverly Connection Subordinate Companion Loan are collectively referred to herein as the “Beverly Connection Loan Combination.”

The Beverly Connection Loan Combination will be serviced pursuant to the GSMS 2014-GC24 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the Beverly Connection Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—Beverly Connection Loan Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
STRUCTURE OVERVIEW

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Myrtle Beach Marriott Resort & Spa secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $29,926,747, evidenced by Note A1-2 (the “Myrtle Beach Marriott Resort & Spa Loan”), representing approximately 2.5% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis two companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $85,790,009, evidenced by Note A-2, which was included in the COMM 2014-LC17 transaction, and Note A1-1, which is currently held by CCRE, which may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Myrtle Beach Marriott Resort & Spa Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Myrtle Beach Marriott Resort & Spa Loan Combination.”

The Myrtle Beach Marriott Resort & Spa Loan Combination will initially be serviced pursuant to the COMM 2014-LC17 pooling and servicing agreement and the related intercreditor agreement. Upon securitization of Note A1-1, the servicing of the Myrtle Beach Marriott Resort & Spa Loan Combination will transfer to the pooling and servicing agreement for that securitization. For additional information regarding the Myrtle Beach Marriott Resort & Spa Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—Myrtle Beach Marriott Resort & Spa Combination” in the Free Writing Prospectus.

Control Rights and Directing Holder:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the 80 and 90 Maiden Lane Loan, Beverly Connection Loan and the Myrtle Beach Marriott Resort & Spa Loan). The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan (other than with respect to the 80 and 90 Maiden Lane Loan, Beverly Connection Loan and the Myrtle Beach Marriott Resort & Spa Loan). Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

It is expected that Torchlight Investors LLC will be the initial Directing Holder with respect to each Mortgage Loan (other than the 80 and 90 Maiden Lane Loan, Beverly Connection Loan and the Myrtle Beach Marriott Resort & Spa Loan).

For a description of the directing holder for the 80 and 90 Maiden Lane Loan Combination, Beverly Connection Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination, see “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

In the case of the Harwood Center Loan Combination, references to the “Master Servicer” and the “Special Servicer” above refers to the master servicer and the special servicer under the COMM 2014-UBS5 pool and servicing agreement. For further description, see “Description of the Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F, Class G and Class H Certificates.

Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class H Certificates.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
STRUCTURE OVERVIEW

Remedies Available to Holders
of an Appraised-Out Class:
Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has an aggregate Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the initial Certificate Balance of such Class.

Upon the occurrence and the continuance of a Control Termination Event, the Directing Holder will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder will retain non-binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

In the case of the Harwood Center Loan Combination, references to the “Special Servicer” above refer to the special servicer under the COMM 2014-UBS5 pool and servicing agreement. For further description, see “Description of the Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Free Writing Prospectus.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event the Directing Holder will have no rights under the pooling and servicing for this securitization (the “Pooling and Servicing Agreement”) other than those rights that all Certificateholders have.

Appointment and Replacement
of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the 80 and 90 Maiden Lane Loan Combination, Beverly Connection Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the 80 and 90 Maiden Lane Loan Combination, Beverly Connection Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below. See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement” in the Free Writing Prospectus for a description of the special

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

servicer appointment and replacement rights with respect to the 80 and 90 Maiden Lane Loan Combination, Beverly Connection Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination.

In the case of the Harwood Center Loan Combination, references to the “Special Servicer” above refer to the special servicer under the COMM 2014-UBS5 pool and servicing agreement. For further description, see “Description of the Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Free Writing Prospectus.

Replacement of Special Servicer
by Vote of Certificateholders:
Other than with respect to the 80 and 90 Maiden Lane Loan Combination, Beverly Connection Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorum or (ii) the Holders of more than 50% of the voting rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer (other than with respect to the 80 and 90 Maiden Lane Loan Combination, Beverly Connection Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination) with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

In addition, other than with respect to the 80 and 90 Maiden Lane Loan Combination, Beverly Connection Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the 80 and 90 Maiden Lane Loan Combination, Beverly Connection Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement” in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the 80 and 90 Maiden Lane Loan Combination, Beverly Connection Loan Combination and the Myrtle Beach Marriott Resort & Spa Loan Combination.

In the case of the Harwood Center Loan Combination, references to the “Special Servicer” and

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
STRUCTURE OVERVIEW

the “Operating Advisor” above refers to the special servicer and operating advisor under the COMM 2014-UBS5 pool and servicing agreement. For further description, see “Description of the Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Free Writing Prospectus.

Cap on Workout and Liquidation
Fees:
The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans (other than with respect to the Harwood Center Loan Combination, 80 and 90 Maiden Lane Loan Combination, Beverly Connection Loan Combination, and the Myrtle Beach Marriott Resort & Spa Loan Combination) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights. After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Harwood Center Loan Combination, 80 and 90 Maiden Lane Loan Combination, Beverly Connection Loan Combination, and the Myrtle Beach Marriott Resort & Spa Loan Combination.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
STRUCTURE OVERVIEW

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date Balances(1)

						Weighted Averages
Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR		Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
$3,000,000	-	$7,499,999	26	$132,709,442	11.2%	4.6133%	110	1.74	x	66.2%	56.5%
$7,500,000	-	$14,999,999	17	$177,267,037	15.0%	4.5962%	117	1.55	x	70.5%	59.9%
$15,000,000	-	$24,999,999	8	$150,225,000	12.7%	4.5614%	113	1.88	x	66.1%	58.7%
$25,000,000	-	$49,999,999	7	$231,251,112	19.6%	4.8369%	135	1.44	x	67.7%	50.0%
$50,000,000	-	$74,999,999	3	$171,500,000	14.5%	4.4648%	99	1.49	x	69.4%	61.6%
$75,000,000	-	$120,000,000	3	$319,641,037	27.0%	4.2676%	119	2.33	x	63.5%	59.9%
Total/Weighted Average			64	$1,182,593,628	100.0%	4.5329%	117	1.80	x	66.9%	57.7%

Distribution of Mortgage Rates(1)

						Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR		Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
3.9600%	-	4.4999%	20	$501,578,540	42.4%	4.2476%	110	2.14	x	63.6%	59.6%
4.5000%	-	4.7499%	28	$497,950,088	42.1%	4.6452%	124	1.53	x	69.6%	56.4%
4.7500%	-	4.9999%	13	$125,065,000	10.6%	4.8387%	117	1.67	x	67.2%	57.4%
5.0000%	-	6.2040%	3	$58,000,000	4.9%	5.3766%	117	1.33	x	70.3%	53.0%
Total/Weighted Average			64	$1,182,593,628	100.0%	4.5329%	117	1.80	x	66.9%	57.7%

Property Type Distribution(1)(4)

					Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Units/Rooms/Pads NRA	Cut-off Date Balance per Unit/Room/Pad NRA	Mortgage Rate	Stated Remaining Term (Mos.)(2)	Occupancy	U/W NCF DSCR		Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
Hospitality	10	$330,313,474	27.9%	2,513	$174,850	4.4661%	118	75.2%	2.32	x	63.3%	55.0%
Full Service	5	$291,067,784	24.6%	2,060	$186,317	4.4448%	119	75.8%	2.29	x	64.3%	55.8%
Limited Service	5	$39,245,690	3.3%	453	$89,809	4.6244%	107	70.8%	2.55	x	55.8%	49.1%
Retail	22	$324,216,520	27.4%	2,666,890	$327	4.4479%	118	95.8%	1.65	x	67.5%	62.4%
Anchored(5)	16	$285,051,504	24.1%	2,503,527	$338	4.4216%	117	96.2%	1.68	x	67.7%	63.4%
Unanchored	6	$39,165,016	3.3%	163,363	$246	4.6393%	120	92.1%	1.44	x	66.6%	54.9%
Office	17	$311,005,000	26.3%	2,762,192	$199	4.5305%	106	92.4%	1.62	x	69.6%	61.0%
CBD	10	$253,600,000	21.4%	2,242,374	$213	4.5055%	106	93.4%	1.63	x	68.6%	60.4%
Suburban	3	$32,780,303	2.8%	394,177	$88	4.6109%	120	94.2%	1.64	x	73.6%	60.8%
Medical	4	$24,624,697	2.1%	125,641	$198	4.6818%	83	79.4%	1.51	x	74.0%	68.0%
Industrial	16	$92,412,500	7.8%	1,718,374	$73	4.9055%	120	98.1%	1.45	x	69.6%	57.0%
Multifamily	15	$69,750,000	5.9%	2,433	$32,582	4.6630%	115	92.0%	1.43	x	68.6%	59.6%
Garden	14	$64,550,000	5.5%	2,353	$29,971	4.6535%	115	92.0%	1.42	x	69.4%	60.9%
Senior Housing	1	$5,200,000	0.4%	80	$65,000	4.7820%	120	92.5%	1.67	x	58.4%	43.3%
Self Storage	19	$43,896,134	3.7%	546,082	$96	4.6147%	201	89.1%	1.56	x	60.2%	15.7%
Mixed Use	1	$8,000,000	0.7%	20,131	$397	4.3110%	60	100.0%	1.34	x	71.4%	65.2%
Manufactured Housing	1	$3,000,000	0.3%	401	$7,481	6.2040%	60	54.6%	1.62	x	71.4%	68.0%
Total/Weighted Average	101	$1,182,593,628	100.0%			4.5329%	117	88.8%	1.80	x	66.9%	57.7%

Geographic Distribution(1)(4)

				Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR		Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
Florida	21	$214,320,517	18.1%	4.3317%	122	2.73	x	58.9%	53.8%
California	14	$175,706,198	14.9%	4.5920%	120	1.53	x	68.0%	59.2%
Southern(6)	9	$137,311,181	11.6%	4.6130%	120	1.42	x	70.0%	60.1%
Northern(6)	5	$38,395,016	3.2%	4.5169%	120	1.89	x	60.8%	55.9%
New York	2	$175,000,000	14.8%	4.2731%	100	1.74	x	65.0%	65.0%
New York City	2	$175,000,000	14.8%	4.2731%	100	1.74	x	65.0%	65.0%
Texas	9	$119,725,434	10.1%	4.7687%	120	1.42	x	70.1%	59.1%
Georgia	6	$112,711,295	9.5%	4.6356%	119	1.54	x	72.3%	58.7%
Other	49	$385,130,185	32.6%	4.6326%	119	1.61	x	69.0%	55.1%
Total/Weighted Average	101	$1,182,593,628	100.0%	4.5329%	117	1.80	x	66.9%	57.7%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios(1)(3)

						Weighted Averages
Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio	Maturity Date or ARD LTV(3)
45.2%	-	59.9%	10	$195,001,211	16.5%	4.1841%	117	3.06x	53.8%	51.8%
60.0%	-	64.9%	6	$123,969,210	10.5%	4.4446%	119	1.58x	61.7%	44.0%
65.0%	-	69.9%	15	$367,683,012	31.1%	4.6201%	118	1.57x	67.5%	60.6%
70.0%	-	74.9%	28	$439,090,195	37.1%	4.6301%	118	1.51x	72.5%	60.7%
75.0%	-	75.0%	5	$56,850,000	4.8%	4.6070%	104	1.56x	75.0%	65.9%
Total/Weighted Average			64	$1,182,593,628	100.0%	4.5329%	117	1.80x	66.9%	57.7%

Distribution of Maturity Date or ARD LTV Ratios(1)(3)

						Weighted Averages
Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV
0.9%	-	0.9%	1	$29,924,365	2.5%	4.6900%	239	1.41x	61.0%	0.9%
33.0%	-	49.9%	7	$48,636,056	4.1%	4.4292%	119	1.93x	56.1%	44.0%
50.0%		59.9%	28	$612,610,707	51.8%	4.5601%	118	1.97x	65.7%	55.8%
60.0%	-	64.9%	16	$236,780,000	20.0%	4.5629%	103	1.54x	70.2%	62.4%
65.0%	-	69.9%	11	$239,567,500	20.3%	4.4317%	116	1.63x	68.9%	66.7%
72.7%	-	72.7%	1	$15,075,000	1.3%	4.5880%	59	1.49x	75.0%	72.7%
Total/Weighted Average			64	$1,182,593,628	100.0%	4.5329%	117	1.80x	66.9%	57.7%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
1.27x	-	1.29x	3	$49,510,000	4.2%	4.9396%	120	1.28x	71.0%	56.3%
1.30x	-	1.39x	9	$147,730,000	12.5%	4.8225%	114	1.35x	71.7%	60.8%
1.40x	-	1.49x	16	$277,213,523	23.4%	4.6145%	129	1.43x	68.7%	52.4%
1.50x	-	1.74x	18	$299,888,893	25.4%	4.5745%	107	1.60x	68.9%	60.5%
1.75x	-	1.99x	9	$216,471,786	18.3%	4.3930%	119	1.78x	67.9%	62.5%
2.00x	-	3.51x	9	$191,779,425	16.2%	4.1797%	115	3.11x	55.0%	53.3%
Total/Weighted Average			64	$1,182,593,628	100.0%	4.5329%	117	1.80x	66.9%	57.7%

Original Terms to Maturity or ARD(1)(2)

				Weighted Averages
Original Terms to Maturity or ARD	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
60	7	$99,925,000	8.4%	4.3926%	59	1.75x	65.0%	63.5%
120	56	$1,052,744,263	89.0%	4.5418%	119	1.81x	67.2%	58.7%
240	1	$29,924,365	2.5%	4.6900%	239	1.41x	61.0%	0.9%
Total/Weighted Average	64	$1,182,593,628	100.0%	4.5329%	117	1.80x	66.9%	57.7%

Distribution of Remaining Terms to Maturity or ARD(1)(2)

						Weighted Averages
Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
59	-	60	7	$99,925,000	8.4%	4.3926%	59	1.75x	65.0%	63.5%
117	-	118	8	$195,689,601	16.5%	4.6444%	118	1.68x	65.9%	58.8%
119	-	239	49	$886,979,027	75.0%	4.5241%	124	1.83x	67.3%	56.8%
Total/Weighted Average			64	$1,182,593,628	100.0%	4.5329%	117	1.80x	66.9%	57.7%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)

						Weighted Averages
Range of Underwritten NOI Debt Yields			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
7.3%	-	7.9%	3	$218,750,000	18.5%	4.3461%	104	1.70x	65.5%	65.5%
8.0%	-	8.9%	5	$88,915,000	7.5%	4.4526%	115	1.38x	72.1%	59.3%
9.0%	-	9.9%	16	$213,384,159	18.0%	4.6331%	114	1.44x	70.3%	62.1%
10.0%	-	12.4%	30	$461,165,043	39.0%	4.7060%	127	1.56x	69.1%	53.4%
12.5%	-	14.9%	5	$47,550,000	4.0%	4.5983%	98	2.06x	66.7%	57.7%
15.0%	-	18.1%	5	$152,829,425	12.9%	4.1644%	119	3.31x	54.2%	52.4%
Total/Weighted Average			64	$1,182,593,628	100.0%	4.5329%	117	1.80x	66.9%	57.7%

Amortization Types(1)

				Weighted Averages
Amortization Type	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
Amortizing Balloon	30	$484,136,763	40.9%	4.6806%	118	1.56x	69.4%	55.8%
Interest Only	8	$379,600,000	32.1%	4.2536%	109	2.37x	60.6%	60.6%
Interest Only, then Amortizing	24	$273,857,500	23.2%	4.6386%	117	1.47x	71.2%	62.5%
Fully Amortizing	1	$29,924,365	2.5%	4.6900%	239	1.41x	61.0%	0.9%
Interest Only, then Amortizing ARD	1	$15,075,000	1.3%	4.5880%	59	1.49x	75.0%	72.7%
Total/Weighted Average	64	$1,182,593,628	100.0%	4.5329%	117	1.80x	66.9%	57.7%

Footnotes:
(1)
With respect to the Gateway Center Phase II Loan, the Harwood Center Loan, the 80 and 90 Maiden Lane Loan, the Beverly Connection Loan and the Myrtle Beach Marriott Resort & Spa Loan, LTV, DSCR, debt yield, and cut-off date balance per unit/room/pad/NRA calculations include the related pari passu companion loans and excludes the subordinate companion loan with respect to the Beverly Connection Loan.

(2)	In the case of 1 mortgage loans with anticipated repayment dates, Original Terms to Maturity or ARD (Mos.) and Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to 2 mortgage loans, representing 14.9% of the initial outstanding principal balance, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have in certain cases been calculated based on the “As Complete” value. For additional information, see the Footnotes to Annex A-1.

(4)	Reflects allocated loan amount for properties securing multi-property mortgage loans.
(5)	Includes anchored, single tenant and shadow anchored properties.
(6)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

Previous Securitization History(1)

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
InterContinental Miami	GACC	Miami, FL	Hospitality	$115,000,000	9.7%	CGCMT 2007-FL3
Harwood Center	UBSRES	Dallas, TX	Office	$60,000,000	5.1%	Various(2)
Culver City Creative Office	GACC	Culver City, CA	Office	$56,500,000	4.8%	CSFB 2005-C1
80 and 90 Maiden Lane	CCRE	New York, NY	Office	$55,000,000	4.7%	CSFB 2005-C3
Myrtle Beach Marriott Resort & Spa	CCRE	Myrtle Beach, SC	Hospitality	$29,926,747	2.5%	JPMCC 2005-CB13
U-Haul Pool 3	GACC	Various, Various	Self Storage	$29,924,365	2.5%	MLMT 2005-CIP1
ART Florida MF Portfolio IV	CCRE	Various, FL	Multifamily	$21,400,000	1.8%	MLMT 2007-C1
Brafferton Shopping Center	GACC	Stafford, VA	Retail	$17,200,000	1.5%	WBCMT 2006-C24
Charleston Square	UBSRES	Lake Worth, FL	Retail	$12,075,000	1.0%	LBUBS 2005-C1
Montgomery Crossing	UBSRES	Albuquerque, NM	Retail	$10,400,000	0.9%	JPMCC 2004-C3
10 Clifton	Natixis	Clifton, NJ	Industrial	$10,012,500	0.8%	MSC 2005-T17
Marquis Vista Apartments	UBSRES	Decatur, GA	Multifamily	$8,750,000	0.7%	NRF 2012-1
Hampton Inn St. Petersburg	GACC	St. Petersburg, FL	Hospitality	$7,459,425	0.6%	WBCMT 2004-C14
Pacific Plaza	CCRE	Torrance, CA	Retail	$7,010,000	0.6%	CSMC 2008-C1
Hatteras Island Plaza	CCRE	Avon, NC	Retail	$6,300,000	0.5%	CSFB 2005-C1
Savoy Retail	Natixis	Randallstown, MD	Retail	$6,000,000	0.5%	LBUBS 2005-C5
Bloomingdale Palms	UBSRES	Riverview, FL	Retail	$5,900,000	0.5%	NMCRE 2007-2A
Towne Village	CCRE	Avon Lake, OH	Multifamily	$5,200,000	0.4%	GMACC 2004-C3
Groves at Fountain Park	Natixis	Columbus, OH	Multifamily	$4,600,000	0.4%	BSCMS 2005-T18
Total				$468,658,037	39.6%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)	The most recent financing of the Harwood Center Loan was previously securitized in CSMC 2006-C4 and COMM 2014-UBS5.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE20 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance per Room/NRA (1)	Cut-off Date LTV Ratio(1)(2)	U/W NCF DSCR(1)	U/W NOI Debt Yield(1)
Gateway Center Phase II	GACC	Brooklyn , NY	Retail	$120,000,000	10.1%	$498	66.5%	1.75x	7.8%
InterContinental Miami	GACC	Miami, FL	Hospitality	$115,000,000	9.7%	$179,407	53.7%	3.51x	16.6%
Marriott Atlanta Airport Gateway	UBSRES	College Park, GA	Hospitality	$84,641,037	7.2%	$210,027	72.6%	1.56x	11.1%
Harwood Center	UBSRES	Dallas, TX	Office	$60,000,000	5.1%	$124	72.6%	1.36x	9.3%
Culver City Creative Office	GACC	Culver City, CA	Office	$56,500,000	4.8%	$359	73.4%	1.40x	8.9%
80 and 90 Maiden Lane	CCRE	New York, NY	Office	$55,000,000	4.7%	$263	61.7%	1.73x	7.9%
Beverly Connection	GACC	Los Angeles, CA	Retail	$43,750,000	3.7%	$523	67.3%	1.51x	7.3%
Dollar General	UBSRES	Fulton, MO	Industrial	$39,650,000	3.4%	$35	67.1%	1.48x	10.6%
Crowne Plaza Houston Katy Freeway	CCRE	Houston, TX	Hospitality	$33,000,000	2.8%	$159,420	68.6%	1.40x	10.0%
Myrtle Beach Marriott Resort & Spa	CCRE	Myrtle Beach, SC	Hospitality	$29,926,747	2.5%	$285,720	69.7%	1.62x	11.3%
Total/Weighted Average				$637,467,784	53.9%		66.1%	1.92x	10.5%
(1)
With respect to the Gateway Center Phase II Loan, the Harwood Center Loan, the 80 and 90 Maiden Lane Loan, the Beverly Connection Loan and the Myrtle Beach Marriott Resort & Spa Loan, LTV, DSCR, debt yield and cut-off date balance per room/NRA calculations include the related pari passu companion loans and excludes the subordinate companion loan with respect to the Beverly Connection Loan.

(2)
With respect to the Gateway Center Phase II Loan, the Cut-off Date LTV Ratio has been calculated using the “As Complete” value. The “As Complete” appraised value assumes the remaining construction costs have been completed. At closing, the borrower reserved $18,087,509 for construction costs. The “As-is” Cut-off LTV is 67.7%. With respect to Culver City Creative Office, the Cut-off Date LTV Ratio has been calculated using the “As Complete” value. The “As Complete” appraised value is based on the completion of the Pterodactyl Building, among other things. Based on the “As Is” Appraised Value of $74,000,000, the Cut-off Date LTV is 76.4%.

Pari Passu Companion Loan Summary

Mortgage Loan	Mortgage Loan Cut-off Date Balance	Companion Loans Cut-off Date Balance	Loan Combination Cut-off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
Gateway Center Phase II	$120,000,000	$180,000,000	$300,000,000	COMM 2014-CCRE20	Wells Fargo Bank, N.A.	Torchlight Loan Services, LLC	COMM 2014-CCRE20
Harwood Center	$60,000,000	$30,000,000	$90,000,000	COMM 2014-CCRE20	Wells Fargo Bank, N.A.	Torchlight Loan Services, LLC	COMM 2014-CCRE20
80 and 90 Maiden Lane	$55,000,000	$90,000,000	$145,000,000	COMM 2014-LC17	Wells Fargo Bank, N.A.	LNR Partners, LLC	COMM 2014-LC17
Beverly Connection	$43,750,000	$131,250,000	$231,000,000(1)	GSMS 2014-GC24	Midland	LNR Partners, LLC	GSMS 2014-GC24
Myrtle Beach Marriott Resort & Spa	$29,926,747	$85,790,009	$115,716,756	See (2) below	See (2) below	See (2) below	See (2) below
(1)	Includes the Cut-off Date Balance of the Beverly Connection subordinate companion loan and mezzanine loan.
(2)
Prior to the securitization of the Myrtle Beach Marriott Resort & Spa pari passu companion loan designated as Note A1-2, the Myrtle Beach Marriott Resort & Spa Loan Combination will be serviced under the pooling and servicing agreement of the COMM 2014-LC17 securitization and the related intercreditor agreement, and the directing holder will be the holder of the pari passu companion loan, which initially will be held by CCRE (Note A1-1) or an affiliate thereof. After a to be determined securitization of the Myrtle Beach Marriott Resort & Spa pari passu companion loan designated as Note A1-1, it is expected that the Myrtle Beach Marriott Resort & Spa Loan Combination will be serviced under the pooling and servicing agreement entered into in connection with that securitization and the related intercreditor agreement, and it is expected that the directing holder of the Myrtle Beach Marriott Resort & Spa Loan Combination will be the directing holder or its equivalent under that securitization. See “Description of the Mortgage Pool—Loan Combinations—The Myrtle Beach Marriott Resort & Spa Loan Combination” in the Free Writing Prospectus.

Existing Mezzanine Debt Summary

Mortgage Loan	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut-off Date LTV Ratio	Total Debt Cut-off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Beverly Connection	$43,750,000	$21,000,000	1.51x	1.00x(1)	67.3%	88.8%(1)	7.3%	5.6%(1)
CSRA MOB Portfolio II	$13,830,000	$1,725,000	1.41x	1.10x	69.8%	78.6%	9.7%	8.6%
(1)
Total Debt U/W NCF DSCR, Cut-off Date LTV Ratio and U/W NOI Debt Yield includes the Cut-off Date Balance of the Beverly Connection pari passu companion loans, the subordinate companion loan and the mezzanine loan.

Split Loan Summary

Mortgage Loan	Mortgage Loan Cut-off Date Balance(1)	B-Note Component Cut-off Date Balance	Total Debt Cut-off Date Balance(2)	Loan Combination U/W NCF DSCR	Total Debt U/W NCF DSCR	Loan Combination Cut-off Date LTV	Total Debt Cut- off Date LTV Ratio	Loan Combination U/W NOI Debt Yield
Beverly Connection	$43,750,000	$35,000,000	$231,000,000	1.17x	1.00x	80.8%	88.8%	6.1%
(1)	Loan Combination Cut-off Date Balance represents the pari passu portion of a $175,000,000 whole loan and the $35,000,000 subordinate companion loan.
(2)	Total Debt Cut-off Date Balance includes the $175,000,000 whole loan, a $35,000,000 Subordinate companion loan and a $21,000,000 mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

550 Gateway Drive Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 1 Gateway Center Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.5% 1.75x 7.8%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

550 Gateway Drive Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 1 Gateway Center Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.5% 1.75x 7.8%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	The Related Companies, L.P.
Borrower:	Gateway Center Properties Phase II Owner, LLC
Original Balance(1):	$120,000,000
Cut-off Date Balance(1):	$120,000,000
% by Initial UPB:	10.1%
Interest Rate:	4.2770%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	Interest Only
Additional Debt:	Future mezzanine debt permitted
Call Protection(2):	L(25), D(90), O(5)
Lockbox / Cash Management:	Hard / In Place

Reserves(3)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing
CapEx:	$18,087,509	NAP
Upfront Rollover:	$10,025,448	NAP
Rent Concession:	$2,680,329	NAP

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:	$498
Balloon Balance / Sq. Ft.:	$498
Cut-off Date LTV(5):	66.5%
Balloon LTV(5):	66.5%
Underwritten NOI DSCR(6):	1.81x
Underwritten NCF DSCR(6):	1.75x
Underwritten NOI Debt Yield:	7.8%
Underwritten NCF Debt Yield:	7.6%
Underwritten NOI Debt Yield at Balloon:	7.8%
Underwritten NCF Debt Yield at Balloon:	7.6%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Brooklyn, NY
Year Built / Renovated:	2014 / NAP
Total Sq. Ft.:	602,164
Property Management:	Related Gateway Phase II, LLC
Underwritten NOI:	$23,538,009
Underwritten NCF:	$22,771,407
“As Completed” Appraised Value(5):	$451,000,000
“As Completed” Appraisal Date(5):	October 1, 2014

Historical NOI(7)
Most Recent NOI:	NAP
2013 NOI:	NAP
2012 NOI:	NAP
2011 NOI:	NAP
2010 NOI:	NAP
2009 NOI:	NAP

Historical Occupancy(7)
Most Recent Occupancy:	99.5% (September 9, 2014)
2013 Occupancy:	NAP
2012 Occupancy:	NAP
2011 Occupancy:	NAP
2010 Occupancy:	NAP
2009 Occupancy:	NAP
(1)
The Gateway Center Phase II Loan Combination is evidenced by three pari passu notes in the aggregate original principal amount of $300.0 million. The controlling note A-1, with an Original Balance and Cut-off Date Balance of $120.0 million, will be included in the trust. The pari passu companion loans are comprised of the non-controlling Note A-2 with a Cut-off Date Balance of $75.0 million and the non-controlling Note A-3 with a Cut-off Date Balance of $105.0 million. For additional information on the pari passu companion loans, see “The Loan” herein.

(2)
The lockout period will be at least 25 payments beginning with and including the first payment date of October 6, 2014. Defeasance of the full $300.0 million Gateway Center Phase II Loan Combination is permitted after the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan to be securitized and (ii) August 14, 2017.

(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Gateway Center Phase II Loan Combination.
(5)
Cut-off Date LTV and Balloon LTV are based on the “As Completed” Appraised Value, which assumes the remaining construction costs have been completed. At closing, $18,087,509 was reserved for construction costs. Based on the Gateway Center Phase II Loan Combination amount of $300.0 million and the “As-is” appraised value of $443.0 million, the “As-is” Cut-off LTV and “As-is” Balloon LTV are both 67.7%.

(6)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR would be 1.32x and 1.28x, respectively.

(7)	The Gateway Center Phase II Property was opened in 2014, as such, Historical NOI and Historical Occupancy are not available.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

550 Gateway Drive Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 1 Gateway Center Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.5% 1.75x 7.8%

Tenant Summary(1)
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)(3)	Sales PSF(3)	Occupancy Cost (% of Sales)(3)

Anchor Tenants
JC Penney(4)	CCC/Caa1/CCC+	124,168	20.6%	8/17/2034	$9.35	NAP	NAP	NAP
ShopRite	NR/NR/NR	89,774	14.9%	8/22/2034	$27.50	NAP	NAP	NAP
Burlington Coat Factory	NR/NR/B	73,864	12.3%	8/24/2029	$34.00	NAP	NAP	NAP
Subtotal		287,806	47.8%		$21.34

Major Tenants (≥ 10,000 sq. ft.)
Sports Authority	NR/NR/NR	33,593	5.6%	10/7/2026	$34.50	NAP	NAP	NAP
TJ Maxx	NR/A3/A+	32,922	5.5%	8/21/2024	$40.00	NAP	NAP	NAP
Nordstrom Rack	A-/Baa1/A-	32,697	5.4%	10/6/2024	$40.00	NAP	NAP	NAP
Raymour & Flanigan	NR/NR/NR	31,479	5.2%	7/23/2027	$46.00	NAP	NAP	NAP
Michaels	B/NR/NR	22,516	3.7%	8/12/2024	$50.00	NAP	NAP	NAP
Subtotal Major Tenants		153,207	25.4%		$41.50
Remaining Major Tenants		71,606	11.9%		$58.79	NAP	NAP	NAP
Total Major Tenants		224,813	37.3%		$47.00
In-line Tenants (<10,000 sq. ft.)(5)		64,154	10.7%		$94.52	NAP	NAP	NAP
Total In-line Tenants		288,967	48.0%		$57.55

Restaurant / Food Court		22,319	3.7%		$71.90	NAP	NAP	NAP
Total Occupied Collateral		599,092	99.5%		$40.69

Vacant		3,072	0.5%
Total		602,164	100.0%

(1)	Based on rent roll as of September 9, 2014.
(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(3)	No sales figures are available, as the first tenant to open for business was in July 2014.
(4)	JC Penney owns the improvements and leases the land from the borrower.
(5)	In-line Tenants include New York & Co, AT&T and GameStop (totaling 10,870 sq. ft. in the aggregate) which have provided letters of intent (“LOI”) for their respective space.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

550 Gateway Drive Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 1 Gateway Center Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.5% 1.75x 7.8%
Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	1	1,870	0.3%	1,870	0.3%	$102.09	0.8%	0.8%
2020	1	1,332	0.2%	3,202	0.5%	$105.00	0.6%	1.4%
2021	0	0	0.0%	3,202	0.5%	$0.00	0.0%	1.4%
2022	1	4,041	0.7%	7,243	1.2%	$100.00	1.7%	3.0%
2023	0	0	0.0%	7,243	1.2%	$0.00	0.0%	3.0%
2024	15	166,118	27.6%	173,361	28.8%	$57.60	39.3%	42.3%
2025	3	17,376	2.9%	190,737	31.7%	$87.65	6.2%	48.5%
Thereafter	12	408,355	67.8%	599,092	99.5%	$30.73	51.5%	100.0%
Vacant	NAP	3,072	0.5%	602,164	100.0%	NAP	NAP
Total / Wtd. Avg.	33	602,164	100.0%			$40.69	100.0%
(1)	Based on rent roll as of September 9, 2014.
(2)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.  The Gateway Center Phase II loan (the “Gateway Center Phase II Loan”) consists of the controlling Note A-1 with a Cut-off Date Balance of $120.0 million of a fixed rate whole loan in the aggregate original principal amount of $300.0 million (the “Gateway Center Phase II Loan Combination”). The Gateway Center Phase II Loan Combination is secured by the borrower’s fee simple interest in a 602,164 square foot, one and two-level, anchored retail power center located at 550 Gateway Drive in Brooklyn, New York (the “Gateway Center Phase II Property”). The Gateway Center Phase II Loan Combination was co-originated by German American Capital Corporation (“GACC”) and Wells Fargo Bank, National Association (“WFB”) and is evidenced by three pari passu notes. Only the controlling Note A-1, with an aggregate Cut-off Date Balance of $120.0 million, will be included in the COMM 2014-CCRE20 mortgage trust.  The non-controlling Note A-2 with a Cut-off Date Balance of $75,000,000 is currently held by WFB and it is expected to be contributed to a future securitization. The non-controlling Note A-3 with a Cut-off Date Balance of $105,000,000 is currently held by GACC and it is expected to be contributed to a future securitization.  The Gateway Center Phase II Loan Combination has a 10-year term and pays interest-only throughout the term at a fixed rate equal to 4.2770%.

The proceeds of the Gateway Center Phase II Loan Combination were used to retire existing debt of approximately $230.1 million, fund reserves of approximately $30.8 million, pay closing costs of approximately $3.8 million and give the borrower a return of equity of approximately $35.3 million.

The Gateway Center Phase II Property is anchored by JC Penney, ShopRite and Burlington Coat Factory. Based on the “As Completed” appraised value of $451.0 million as of October 1, 2014, the cut-off date LTV of the Gateway Center Phase II Loan Combination is 66.5% and the remaining implied equity is $151.0 million. The most recent prior financing of the Gateway Center Phase II Property was not included in a securitization; however, Gateway Center Phase I (not part of the collateral), which is adjacent to the Gateway Center Phase II Property and also owned and developed by the sponsor, was securitized in UBSBB 2013-C6.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$120,000,000	$120,000,000	COMM 2014-CCRE20	Yes
Note A-2	$75,000,000	$75,000,000	WFB	No
Note A-3	$105,000,000	$105,000,000	GACC	No
Total	$300,000,000	$300,000,000

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

550 Gateway Drive Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 1 Gateway Center Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.5% 1.75x 7.8%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$300,000,000	100.0%	Existing Debt	$230,144,582	76.7%
			CapEx Reserve	$18,087,509	6.0%
			Upfront Rollover Reserve	$10,025,448	3.3%
			Rent Concession Reserve	$2,680,329	0.9%
			Closing Costs	$3,787,862	1.3%
			Return of Equity to Sponsor	$35,274,271	11.8%
Total Sources	$300,000,000	100.0%	Total Uses	$300,000,000	100.0%

The Borrower / Sponsor.  The borrower, Gateway Center Properties Phase II Owner, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent managers in its organizational structure. The sponsor of the borrower and non-recourse carve-out guarantor is The Related Companies, L.P. (“Related”).  Founded in 1972, Related is a privately owned, vertically integrated real estate firm that develops, acquires, manages, finances and markets real estate developments within the United States and internationally.

Related’s real estate portfolio currently includes luxury residential, affordable and workforce apartments, commercial office, retail and mixed-use developments in Boston, Chicago, Los Angeles, San Francisco, South Florida, Abu Dhabi, Sao Paolo and Shanghai. These developments include Time Warner Center and Tribeca Green in Manhattan, New York, CityPlace in West Palm Beach, Florida and The Century in Los Angeles, California. Related is also currently developing the Hudson Yards project on Manhattan’s west side, a 12.7 million square foot mixed-use development which is expected to be completed in 2018. Since inception, Related has developed or acquired over $22.0 billion of real estate and currently employs over 2,000 employees across six offices in the United States (Boston, Chicago, Las Vegas, Miami, New York and San Francisco) and two international offices (Abu Dhabi, UAE and Shanghai, China).

The Property.  The Gateway Center Phase II Property is a 602,164 square foot, one and two-level, anchored retail power center located in Brooklyn, New York. As of September 1, 2014, 18 of the Gateway Center Phase II Property’s 30 tenants are open for business, representing 78.0% of NRA, including: JC Penney, ShopRite, Burlington Coat Factory, Michaels, Raymour & Flanigan, Petco, TJ Maxx, Pier 1 Imports, Dress Barn, Skechers, Carters, Five Below, Applebee’s, GNC, Sprint, Bath & Body Works, Gap and Aldi. In addition to the retail space, the Gateway Center Phase II Property includes 2,087 parking spaces (a ratio of 3.5 spaces per 1,000 sq. ft., and three pads leased to the following tenants: JC Penney, Applebee’s and Bank of America. The JC Penney store at the Gateway Center Phase II Property is the only new store the company has opened this year, suggesting a significant commitment by the company to the property and trade area. JC Penney leases its pad from the sponsor and has invested $25.0 million building out its space. Furthermore, JC Penney prepaid $10.0 million in pad rent, which reflects a 28.9% prepayment of JC Penney’s entire contract throughout its 20-year lease term.

Prior to development, the Gateway Center Phase II Property consisted of undeveloped land located adjacent to Gateway Center Phase I, a retail power center that was also developed by the sponsor. Completed in 2002, Gateway Center Phase I consists of approximately 638,000 square feet and is anchored by Home Depot, Target and BJ’s Wholesale Club. As of July 2014, Gateway Center Phase I was 100.0% leased.

The Gateway Center Phase II Property was 97.1% pre-leased prior to the opening of the first tenant (Applebee’s) on July 23, 2014, and 96.3% of NRA has been turned over to tenants as of September 9, 2014. The top five tenants at the Gateway Center Phase II Property account for 354,321 square feet (58.8% of NRA) and include JC Penney (CCC/Caa1/CCC+ by Fitch/Moody’s/S&P), ShopRite, Burlington Coat Factory (B by S&P), Sports Authority and TJ Maxx (A3/A+ by Moody’s/S&P), all of which are on long-term leases.

Environmental Matters.  The Phase I environmental report, dated June 18, 2014, recommended that the open spill case from February 7, 2014 be monitored until administrative closure is granted by the New York State Department of Environmental Conservation and that the drums in the southern portion of the Gateway Center Phase II Property be provided secondary containment or properly disposed under manifest if no longer in use. Although construction was not fully completed at the time of inspection, all necessary approvals for landfill development have been received and a remedial action plan had been developed and approved. The Phase I environmental report also recommended that a closure report be submitted to the New York City Department of Environmental Protection, as required per the approved remedial action plan. For additional information, see “Risk Factors—Risks Related to the Mortgage Loans—Potential Issuing Entity Liability Related to a Materially Adverse Environmental Condition” in the free writing prospectus.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

550 Gateway Drive Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 1 Gateway Center Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.5% 1.75x 7.8%

Major Tenants.

JC Penney (124,168 sq. ft., 20.6% of NRA). JC Penney (NYSE: JCP), rated CCC/Caa1/CCC+ by Fitch/Moody’s/S&P, respectively,  is one of the largest apparel and home furnishing retailers in the United States, and offers a wide selection of national, private and exclusive brands for men, women and children. JC Penney has approximately 1,100 stores across the country and also offers general merchandise through its website, jcpenney.com. JC Penney has eleven 5-year renewal options, exercisable on 12-months notice.

ShopRite (89,774 sq. ft., 14.9% of NRA). ShopRite is part of Wakefern Food Corp., the largest retailer-owned cooperative in the United States. Wakefern Food Corp., headquartered in Keasbey, New Jersey, is comprised of 45 members who individually own and operate supermarkets under the ShopRite banner across New Jersey, New York, Connecticut, Pennsylvania, Delaware and Maryland. Wakefern Food Corp. operates over 2.5 million square feet of grocery and non-food warehousing and, together with ShopRite, employs more than 50,000 people across six states. ShopRite has five 5-year renewal options and one 3-year and 11 –month renewal option upon at least 365 days’ notice.

Burlington Coat Factory (73,864 sq. ft., 12.3% of NRA). Burlington Coat Factory (NYSE: BURL), rated B by S&P,  is a national retail chain which offers current, high quality, designer merchandise at discount prices. Burlington Coat Factory stores feature coats, apparel, shoes, and accessories for the entire family as well as baby clothing, furniture, travel gear, toys, home décor items, and gifts. Burlington Coat Factory operates over 470 stores in 44 states and Puerto Rico. Burlington Coat Factory has three 5-year renewal options that will be automatically exercised unless the tenant provides the landlord with notice 365 days’ prior to the expiration of the loan term or current option period.

Industrial and Commercial Abatement Program (ICAP).  The sponsor is currently in the process of finalizing a 15-year Industrial & Commercial Abatement Program (“ICAP”) and successfully received a 25-year ICAP tax abatement on the Gateway Center Phase I property that ends in 2028. According to the sponsor, the Gateway Center Phase II Property is located in an area designated as a special commercial abatement area (“SCAA”).  In general, projects in a SCAA qualify for a 25-year abatement.  The exception is where more than 25% of the floor area is used for retail purposes (in which case, the first 10% of the building’s floor area would qualify for a 25-year benefit, while the remaining retail space would qualify for a 15-year benefit). Since the Gateway Center Phase II Property’s leases are net leases, the tenants will directly benefit from the abatement as it will reduce their respective occupancy costs through the expiration of the abatement program in 2040. Real estate taxes were underwritten to the borrower’s 2014/2015 budget based on actual assessments.

The Market.  The Gateway Center Phase II Property is located within the North Brooklyn submarket, just north of the Belt Parkway and bound by Atlantic Avenue to the north, North Conduit Avenue to the east, 108th Street to the west and the Jamaica Bay to the south. Primary vehicular access is provided by the Belt Parkway, which provides access to Brooklyn, Staten Island, Queens and Long Island.  East-west bound access is provided via Flatlands Avenue, and north-south bound access is provided by Fountain Avenue and Pennsylvania Avenue.  Nearby MTA bus and subway access is available via the “2” and “3” train lines located a half mile north of the Gateway Center Phase II Property, the “L” train located approximately three quarters of a mile west and MTA bus stops located in front of the at the Gateway Center Phase II Property. The Gateway Center Phase II Property benefits from Starrett City, which is located to the west of the Gateway Center Phase II Property and comprises 46 multi-story residential apartment buildings, as well as from several nearby two-family starter homes directly to the north. In addition, the sponsor has been approved for the development of approximately 2,385 residential housing units known as the Gateway Estates, located adjacent to the Gateway Center Phase II Property. The estimated 2014 population within a one-, three- and five-mile radius of the Gateway Center Phase II Property is 32,795, 528,407 and 1,677,356, respectively. The 2014 average household income within a one-, three- and five-mile radius of the Gateway Center Phase II Property is $45,372, $57,640, and $61,534, respectively.

As of Q2 2014, there are currently 70.2 million square feet of retail space located in the Brooklyn retail market.  Power centers comprise approximately 1.1 million square feet of available retail space, all of which originate from the North Brooklyn submarket. As of Q2 2014, average vacancy was 0.0% for power center retail and 4.4% for general retail in the Brooklyn retail market.  Total year-to-date net absorption for the Brooklyn retail market as of Q2 2014 was 203,754 sq. ft., at an average rental rate of $41.41 PSF NNN.

The Gateway Center Phase II Property has an average rent of $40.69 PSF, which is approximately 98.3% of the average market rent. The appraiser identified five comparable retail centers within a six-mile radius of the Gateway Center Phase II Property with an average occupancy of 97.6%. The appraiser’s competitive set is detailed below.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

550 Gateway Drive Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 1 Gateway Center Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.5% 1.75x 7.8%

Competitive Set (1)
Name	Gateway Center Phase II Property	Gateway Center Phase I	Triangle Junction	Canarsie Plaza	Shops at Skyview Center	Rego Park Center
Distance from Subject	NAP	0.1 miles	4.1 miles	2.1 miles	2.6 miles	5.3 miles
City, State	Brooklyn, NY	Brooklyn, NY	Brooklyn, NY	Brooklyn, NY	Queens, NY	Queens, NY
Year Built	2014	2001	2008	2010	2013	1996
Total Occupancy	99.5%(2)	100.0%	100.0%	93.0%	95.0%	100.0%
Total Size (Sq. Ft.)	602,164(2)	638,000	300,000	277,907	676,492	346,852
Anchor Tenants	JC Penney ShopRite Burlington Coat Factory	Target Home Depot BJ’s Wholesale Club	Target	BJ’s Wholesale Club	Target	Sears Marshall’s Toys R Us
(1)	Source: Appraisal
(2)	Based on rent roll dated September 9, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent(1)	$24,522,387	$40.72
Value of Vacant Space	264,328	0.44
Gross Potential Rent	$24,786,716	$41.16
Total Recoveries	3,791,167	6.30
Total Other Income	81,354	0.14
Less: Vacancy & Credit Loss(2)	(264,328)	(0.44)
Effective Gross Income	$28,394,908	$47.15
Total Operating Expenses	4,856,899	8.07
Net Operating Income	$23,538,009	$39.09
TI/LC	673,142	1.12
Capital Expenditures	93,461	0.16
Net Cash Flow	$22,771,407	$37.82

Average Effective Annual Rent PSF(3)	$40.69

(1)
U/W Base Rent includes $145,989 in straight line rent steps for credit tenants taken from October 2015 through the earlier of an anticipated loan maturity of August 2024 and individual tenant least term expiry (includes TJ Maxx and Nordstrom Rack).

(2)
U/W Vacancy & Credit Loss is based on an economic vacancy of 0.9% of total gross income. The Gateway Center Phase II Property is 99.5% leased and Gateway Center Phase I is 100.0% occupied as of July 2014.

(3)	Based on the U/W Base Rent, excluding the straight line rent steps, and the physical occupancy of 99.5%.

Property Management.  The Gateway Center Phase II Property is managed by Related Gateway Phase II, LLC, a borrower affiliate.

Lockbox / Cash Management.  The Gateway Center Phase II Loan is structured with a hard lockbox and in place cash management. Tenants are required to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender.  Provided no Trigger Period (defined herein) exists, all funds in the cash management account after payment of all required monthly debt service and reserve amounts due under the Gateway Center Phase II Loan documents will be remitted to the borrower two times each calendar month.

A “Trigger Period” will occur on the date upon which (i) the DSCR falls below 1.10x (based on a 30-year amortization schedule) until the DSCR is equal to or greater than 1.15x for two consecutive quarters, (ii) there is an event of default under the loan documents, or (iii) there is an event of default under any mezzanine loan (if applicable).

Initial Reserves.  At closing, the borrower deposited (i) $18,087,509 into an initial capital expenditure reserve for the completion of construction on certain capital expenditures, (ii) $10,025,448 into an upfront rollover reserve for outstanding approved leasing expenses and (iii) $2,680,329 into a rent concession reserve to cover the potential gap in rent collections related to tenants that were not yet open for business on the loan closing date.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

550 Gateway Drive Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 1 Gateway Center Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.5% 1.75x 7.8%

Ongoing Reserves.  During a Trigger Period, the borrower is required to deposit on a monthly basis reserves of (i) 1/12 of the estimated annual real estate taxes into a tax reserve account, (ii) 1/12 of the annual insurance premiums into an insurance reserve account, (iii) $10,037 into a replacement reserve account, subject to a replacement reserve cap of $240,891, and (iv) $55,560 into a TI/LC reserve account, subject to a TI/LC reserve cap of $1,333,450.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.   After August 14, 2017, certain affiliates of the borrower are permitted one time during the term of the Gateway Center Phase II Loan to have an affiliate of borrower obtain a mezzanine loan secured by the direct or indirect equity interests in the borrower, provided, among other conditions, that: (i) the mezzanine loan is no more than $50,000,000 and when added to the Gateway Center Phase II Loan Combination will result in (a) a combined LTV of no more than 66.5%, and (b) a combined DSCR of no less than 1.27x, and (ii) the mezzanine lender has entered into an intercreditor agreement acceptable to the lender and any applicable rating agency.

New Market Tax Credit Debt. In connection with certain tax credits allocated in connection with the development of the Gateway Center Phase II Property, an affiliate of the sponsor, Gateway Leverage Lender, LLC (“Leverage Lender”), made loans to (a) Gateway USBDCE Investment Fund, LLC (“USB Investment Fund”), a 99.99% member in USBCDE Sub-CDE 83, LLC (“USB CDE”), itself a 0.13% member in Gateway Center Properties Phase II, LLC (“Borrower Member”), the sole member of the borrower and borrower’s predecessor-in-interest as owner of the Gateway Center Phase II Property, and (b) Gateway Related Investment Fund, LLC (“Related Investment Fund”), a 99.99% member in RCDG Sub-CDE III, LLC (“Related CDE”), itself a 0.63% member in Borrower Member, in an aggregate amount equal to $30,501,077 (collectively, the “Leverage Loan”). The Leverage Loan is secured by a pledge by Related Investment Fund of its 99.99% membership interest in Related CDE and a pledge by USB Investment Fund of its 99.99% membership interest in USB CDE.

At the same time, the Borrower Member obtained loans from Related CDE and USB CDE (collectively, the “Subordinate Lenders”) in an aggregate amount equal to $30,501,077 (collectively, the “Subordinate Loans”). The Subordinate Loans are secured by a pledge of the membership interests of the owners of Borrower Member (other than Subordinate Lenders) in Borrower Member (the “Equity Collateral”) and are subject to the terms of an intercreditor agreement between lender and the Subordinate Lenders pursuant to which Subordinate Lenders agree, among other things, that they will not take any action to realize upon the Equity Collateral without the prior written consent of the lender.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

550 Gateway Drive Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 1 Gateway Center Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.5% 1.75x 7.8%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

550 Gateway Drive Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 1 Gateway Center Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.5% 1.75x 7.8%

Gateway Center Phase II
550 Gateway Drive
Brooklyn, NY 11217
New York
MANHATTAN
BRONX
QUEENS
BROOKLYN
East Elmhurst
Fort Lee
Ridgefield
Cliffside Park
Fairview
Edgewater
Guttenberg
West New York
Hudson River
East River
Long Island Sound
WASHINGTON HEIGHTS
HAMILTON HEIGHTS
HARLEM
MORNINGSIDE HEIGHTS
EAST HARLEM
YORKVILLE
UPPER WEST SIDE
UPPER EAST SIDE
MIDTOWN WEST
MIDTOWN EAST
Times Square
Madison Square Garden
CHELSEA
WEST VILLAGE
EAST VILLAGE
NYU
SOHO
TRIBECA
LITTLE ITALY
CHINATOWN
LOWER EAST SIDE
FINANCIAL DISTRICT
Yankee Stadium
SOUTH BRONX
MOTT HAVEN
HUNTS POINT
PARKCHESTER
UNION PORT
THROGGS NECK
WHITESTONE
COLLEGE POINT
LA GUARDIA INTERNATIONAL AIRPORT
STEINWAY
ASTORIA-LONG ISLAND CITY
GRAND CENTRAL PKWY
Sunnyside Mall
WOODSIDE
SUNNY SIDE
JACKSON HEIGHTS
Elmhurst Hospital
Shea Stadium
Flushing Bay
Flushing Meadows - Corona Park
QUEENSBORO HILL
Parsons Hospital
Flushing Cemetery
Kissena Park
Kissena Park Golf Course
Fresh Meadow Shopping Center
UTOPIA
FRESH MEADOWS
FLUSHING
Queens Center
Rego Park Center
MASPETH
MIDDLE VILLAGE
Saint Johns Cemetery
FOREST HILLS
Queens Hospital
St Johns University
JAMAICA
JACKIE ROBINSON PKWY
BROOKLYN QUEENS EXPY
WHITESTONE EXPY
VAN WYCK EXPY
BELT PKWY
FDR DR
WILLIAMSBURG
McCarren Park
RIDGEWOOD
Metro Mall
GLENDALE
Forest Park
Forest Par Golf Course
BUSHWICK
Gallery at Fulton Street
COBBLE HILL
BOERUM HILL
FORT GREENE
BEDFORD-STUYVESANT
EAST BROOKLYN
WOODHAVEN-RICHMOND HILL
Aqueduct Race Track
Highland Park
Lincoln Terrace Park
BROWNSVILLE
Spring Creek Park
CANARSIE
Kings Plaza
Jamaica Bay
Gateway National Recreation Area
JOHN F KENNEDY INTERNATIONAL AIRPORT
Baisley Pond Park
Clearview Golf Course
NEW JERSEY
NEW YORK
White Plains
Pearl River
Scarsdale
Rye
Mamaroneck
Ridgewood
Wayne
Paterson
Paramus
Yonkers
Hackensack
Clifton
Union City
West Orange
East Orange
Newark
Jersey City
Elizabeth
Bayonne
Linden
Sands Point
Port Washington
Hempstead
Oceanside
Lower Bay
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Chopin Plaza Miami, FL 33131	Collateral Asset Summary – Loan No. 2 InterContinental Miami	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 53.7% 3.51x 16.6%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Chopin Plaza Miami, FL 33131	Collateral Asset Summary – Loan No. 2 InterContinental Miami	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 53.7% 3.51x 16.6%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Strategic Hotel Funding, L.L.C.
Borrowers:	SHC Chopin Plaza, LLC; DTRS Intercontinental Miami, LLC
Original Balance(1):	$115,000,000
Cut-off Date Balance(1):	$115,000,000
% by Initial UPB:	9.7%
Interest Rate:	3.9900%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	Interest Only
Additional Debt:	None
Call Protection(1):	YM1(25), DorYM1 (88), O(7)
Lockbox / Cash Management(2):	Soft, Springing Hard / Springing

Reserves(3)
	Initial	Monthly
Tax:	$0	Springing
Insurance:	$0	Springing
FF&E:	$0	4.0% of prior month’s gross revenues
Common Charge:	$0	Springing

Financial Information
Cut-off Date Balance / Room:	$179,407
Balloon Balance / Room:	$179,407
Cut-off Date LTV:	53.7%
Balloon LTV:	53.7%
Underwritten NOI DSCR:	4.10x
Underwritten NCF DSCR:	3.51x
Underwritten NOI Debt Yield:	16.6%
Underwritten NCF Debt Yield:	14.2%
Underwritten NOI Debt Yield at Balloon:	16.6%
Underwritten NCF Debt Yield at Balloon:	14.2%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Miami, FL
Year Built / Renovated:	1982 / 2012
Total Rooms:	641
Property Management:	IHG Management (Maryland), LLC
Underwritten NOI:	$19,060,759
Underwritten NCF:	$16,333,172
Appraised Value:	$214,000,000
Appraisal Date:	June 23, 2014

Historical NOI
Most Recent NOI:	$19,412,360 (T-12 July 31, 2014)
2013 NOI:	$17,941,298 (December 31, 2013)
2012 NOI:	$13,966,602 (December 31, 2012)
2011 NOI:	$11,111,466 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	83.6% (July 31, 2014)
2013 Occupancy:	81.7% (December 31, 2013)
2012 Occupancy:	80.4% (December 31, 2012)
2011 Occupancy:	73.9% (December 31, 2011)
(1)
On any payment date, the borrower is permitted to prepay the InterContinental Miami Loan in part to eliminate a Low Debt Service Trigger (as defined herein) or a breach of the owner’s debt restrictions as defined in the InterContinental Miami Loan documents.

(2)	See “Lockbox / Cash Management” herein.
(3)	See “Initial Reserves” and “Ongoing Reserves” herein.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Chopin Plaza Miami, FL 33131	Collateral Asset Summary – Loan No. 2 InterContinental Miami	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 53.7% 3.51x 16.6%

Historical Occupancy, ADR, RevPAR(1)
	InterContinental Miami Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	73.9%	$155.23	$114.72	78.7%	$135.36	$106.51	93.9%	114.7%	107.7%
2012	80.4%	$165.10	$132.67	80.9%	$147.48	$119.36	99.3%	111.9%	111.2%
2013	81.7%	$186.90	$152.68	80.3%	$164.33	$131.91	101.8%	113.7%	115.7%
T-12 May 2014	83.2%	$194.46	$161.84	81.4%	$167.47	$136.39	102.2%	116.1%	118.7%
(1)	Source: Hospitality research report.

The Loan.    The InterContinental Miami loan (the “InterContinental Miami Loan”) is a $115.0 million fixed rate loan secured by the borrower’s fee simple interest in a 641-room full-service hotel located in Miami, Florida (the “InterContinental Miami Property”). The InterContinental Miami Loan has a 10-year term and is interest-only throughout the term. The InterContinental Miami Loan accrues interest at a fixed rate equal to 3.9900%. Loan proceeds were used to pay off previous debt of $85.0 million, closing costs of $0.9 million, and return equity to the borrower. Based on the appraised value of $214.0 million as of June 23, 2014, the cut-off date LTV is 53.7%. The most recent prior financing of the InterContinental Miami Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$115,000,000	100.0%	Previous Debt(1)	$85,000,000	73.9%
			Closing Costs	$930,900	0.8%
			Return of Equity	$29,069,100	25.3%
Total Sources	$115,000,000	100.0%	Total Uses	$115,000,000	100.0%
(1)	The previous debt is estimated per Strategic Hotels & Resorts, Inc. SEC 10-Q, dated June 30, 2014.

The Borrower / Sponsor.    The borrowers, DTRS Intercontinental Miami, LLC and SHC Chopin Plaza, LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in the organizational structure. The sponsor of the borrower and nonrecourse carve-out guarantor is Strategic Hotel Funding, L.L.C.

Strategic Hotels & Resorts, Inc. (NYSE: BEE), the operating partner of Strategic Hotel Funding, L.L.C., is a real estate investment trust that focuses on the luxury lodging market. Strategic Hotels & Resorts, Inc. has a portfolio of 16 hotels and resorts across the United States and Europe under premium brands such as Fairmont, Four Seasons, Ritz-Carlton, Loews, and InterContinental, among others.

A controlling interest in the InterContinental Miami Property was purchased by Strategic Hotels & Resorts, Inc from InterContinental Hotels and Resorts in April 2005 for a reported price of $126.0 million. InterContinental Hotels and Resorts retained a 15% interest in the Property. In August 2007, Strategic Hotels and Resorts, Inc. purchased the remaining 15% interest for $22.5 million.

The Property. The InterContinental Miami Property is a 641-room full-service hotel located within the central business district of Miami, Florida. The InterContinental Miami Property, built in 1982 and renovated from 2008 to 2013, consists of a 36-story tower with a basement level parking garage structure. The hotel tower, basement level parking garage, lobby area and outside amenity space is one of two commercial condominium units of the Miami Center, a Condominium, the other unit being an office tower. The office tower unit is not collateral for the Intercontinental Miami Loan. For additional information, see “Risk Factors—Risks Related to the Mortgage Loans—Condominium Properties Have Special Risks” in the free writing prospectus. The parking structure has 350 parking spaces, which equates to 0.55 spaces per room. The borrower acquired the InterContinental Miami Property in 2005 and invested approximately $40.9 million in hotel renovations since the acquisition. The subsequent table provides a more detailed summary of the historical capital expenditures:

Historical Capital Expenditure
Project	Amount
Spa / Fitness Center (2008)	$9,392,000
Guestroom (2011 – 2013)	$19,122,000
Common Area / Restaurant (2012 – 2013)	$10,370,000
Meeting Space (2011 – 2013)	$2,004,000
Total	$40,888,000

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Chopin Plaza Miami, FL 33131	Collateral Asset Summary – Loan No. 2 InterContinental Miami	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 53.7% 3.51x 16.6%

The InterContinental Miami Property features a lobby atrium, meeting facilities, an outdoor swimming pool, spa, fitness center, jogging track, retail space, four food and beverage outlets and a coffee shop in the lobby. The lobby and mezzanine floors have approximately 73,500 sq. ft. of indoor meeting space and the plaza level has approximately 14,260 sq. ft. of outdoor space. Parts of the lowest five floors, known as the Podium, are shared with the adjacent office building. The Podium houses the parking garage, lobby, main restaurant and bar, meeting rooms, ballroom, administrative offices and other common areas.

The InterContinental Miami Property features five types of guestrooms as shown in the subsequent chart:

Guestroom Breakdown
Room Type	Bed Type	Size (SF)	Room Count
Standard	Double / Double	204	286
Standard	King	204	304
Suites	King	435 – 3,300	34
Accessible	Double / Double	204	13
Accessible	King	204	4
Total			641

Each of the guestrooms features televisions with cable, WiFi, an office desk and a lounge chair. Each room also offers either a view of the Biscayne Bay or a view of the city of Miami.

Environmental Matters.    The Phase I environmental report dated June 30, 2014, revealed no material environmental issues and recommended an operations and maintenance program be put into place.

The Market. The InterContinental Miami Property is located in the central business district of Miami, Florida within Miami-Dade County, which is part of the Miami-Fort Lauderdale-West Palm Beach metropolitan statistical area (“South Florida MSA”). The South Florida MSA has a population of over 5.8 million, which ranks as the eighth most populous MSA in the United States, and has outpaced the national average population growth rate each year since 2009. The South Florida MSA gross metro product also grew 3.4% in 2013, outpacing the national average and all other metropolitan areas in the state. The area’s total employment grew 2.9% in the 12 month period ending May 2014 and has outpaced the national total employment average growth rate each year since 2005. The unemployment rate stood at 6.4% as of May 2014, since peaking at 11.8% in June 2011.

The InterContinental Miami Property is located in the Miami central business district (“Miami CBD”) submarket of the South Florida MSA. The Miami CBD has historically been known as the commercial core of Downtown Miami and is comprised of high density office space, retail, hotels and an increasing residential population. The Miami CBD office space is primarily occupied by professional and business services and is home to over 1,400 multinational corporations including American Airlines, Cisco, Disney, Exxon, FedEx, Microsoft, Oracle and Sony, among others. In the first quarter of 2014, the Miami CBD office space had an overall vacancy rate of 14.9% and an average asking rent of $37.56 PSF.

The Miami CBD has several demand generators because of its appeal as a “work-and-play” destination. As a result, the Miami lodging sector has experienced growth in recent years. As of May 2014, RevPAR increased by 12.4%, ADR increased 10.1%, and occupancy grew 2.1% from the past year. A travel research firm reported that six new hotels were under construction in Miami’s CBD; however, none are expected to be competitive with the InterContinental Miami Property.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Chopin Plaza Miami, FL 33131	Collateral Asset Summary – Loan No. 2 InterContinental Miami	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 53.7% 3.51x 16.6%

The subsequent chart presents primary competitors to the InterContinental Miami Property:

Primary Competitive Set(1)
Property	Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy(2)	2013 ADR(2)	2013 RevPAR(2)
InterContinental Miami Property	641	1982	73,534	81.7%	$186.90	$152.68
Hyatt Regency	612	1982	61,000	83.0%	$140.00	$115.64
Marriott Biscayne Bay	600	1983	20,000	80.0%	$161.00	$129.12
Hilton Downtown	527	1977	52,000	84.0%	$144.00	$120.96
Loews Miami Beach	790	1998	65,000	85.0%	$325.00	$276.25
JW Marriott Marquis	357	2010	70,600	65.0%	$247.00	$161.57
Eden Roc	627	1956	46,000	73.0%	$240.00	$175.20
Total / Wtd. Avg.(3)	3,513			79.5%	$214.51	$170.16
(1)	Source: Appraisal
(2)	2013 Occupancy, 2013 ADR and 2013 RevPAR represent estimates from the appraiser.
(3)	Total/Wtd. Avg. does not include the InterContinental Miami Property.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 7/31/2014	U/W	U/W per Room
Occupancy	73.9%	80.4%	81.7%	83.6%	83.6%
ADR	$155.23	$165.10	$186.90	$193.56	$193.56
RevPAR	$114.72	$132.67	$152.68	$161.79	$161.79

Room Revenue	$26,841,576	$31,126,222	$35,720,641	$37,852,778	$37,852,778	$59,053 3
F&B Revenue	17,282,560	20,105,662	23,769,089	25,850,128	25,850,128	40,328 8
Other Revenue	3,292,408	3,703,909	4,206,840	4,486,781	4,486,781	7,000 0
Total Revenue	$47,416,544	$54,935,792	$63,696,570	$68,189,687	$68,189,687	$106,380 0
Operating Expenses	20,366,742	23,185,757	26,717,593	28,400,979	28,400,979	44,307 7
Undistributed Expenses	12,061,216	13,499,096	14,623,369	15,223,103	15,223,103	23,749 9
Gross Operating Profit	$14,988,586	$18,250,939	$22,355,608	$24,565,605	$24,565,605	$38,324 4
Management Fee(1)	461,851	534,723	872,440	1,316,172	1,356,225	2,116 6
Total Fixed Charges	3,415,269	3,749,614	3,541,870	3,837,072	4,148,621	6,472 2
Net Operating Income	$11,111,466	$13,966,602	$17,941,298	$19,412,360	$19,060,759	$29,736 6
FF&E(2)	1,847,404	2,138,894	2,483,945	2,661,141	2,727,587	4,255 5
Net Cash Flow	$9,264,063	$11,827,708	$15,457,352	$16,751,219	$16,333,172	$25,481 1
1)	U/W Management Fee is 2.0% of gross revenues.
2)	U/W FF&E based on 4.0% of gross revenues.

Property Management.    The InterContinental Miami Property is managed by IHG Management (Maryland), LLC, which is not affiliated with the borrower.

Lockbox / Cash Management.    The InterContinental Miami Loan is structured with a soft, springing hard lockbox and springing cash management. As long as the Pre-Approved Manager Conditions (as defined herein) are satisfied, all revenues from the InterContinental Miami Property will be collected by the current hotel manager and held by current hotel manager in one or more segregated operating accounts for the benefit of the borrowers, provided that FF&E reserves are held in a lender controlled account. The lender has a security interest in the operating accounts and a perfected security interest in the FF&E reserve account. The current hotel manager makes all payments of budgeted hotel expenses (i.e., operating expenses, taxes, insurance, capex, etc.) and funds the monthly FF&E reserve and any excess is deposited into a lender controlled cash management account.  If the Pre-Approved Manager Conditions are not satisfied, the hotel manager is required to deposit all gross revenue into a lender controlled clearing account which will be swept on a daily basis into a lender controlled deposit account and disbursed in accordance with the InterContinental Miami Loan documents.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Chopin Plaza Miami, FL 33131	Collateral Asset Summary – Loan No. 2 InterContinental Miami	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 53.7% 3.51x 16.6%

A “Trigger Event” will commence upon the occurrence of (i) an event of default, or (ii) if the debt service coverage ratio falls below 1.50x on the last day of any calendar quarter (“Low Debt Service Trigger”). A Trigger Event will cease to exist upon (a) with respect to clause (i) above, such event of default has been cured and (b) with respect to clause (ii) above, the debt service coverage ratio exceeds 1.55x for two consecutive quarters or if the borrower makes a permitted repayment of outstanding principal such that the debt service coverage ratio exceeds 1.55x after such repayment.

The “Pre-Approved Manager Conditions” mean that (i) the manager is the current manager or a pre-approved manager and (ii) the management agreement contains the cash management provisions of the current management agreement or substantially similar provisions.

Initial Reserves.    None.

Ongoing Reserves.    On a monthly basis, the manager is required to deposit reserves of 4.0% of the prior month’s gross revenues into the FF&E reserve account as provided above. In addition, the borrower is required to deposit 1/12 of the estimated annual tax premiums, 1/12 of the estimated insurance premiums and 1/12 of the estimated common charges premium into their respective accounts if (a) the Pre-Approved Manager Conditions are not met, (b) with respect to the tax reserve account, the manager does not reserve for or otherwise set aside and pay taxes, (c) with respect to the insurance reserve account, (i) the manager does not reserve for or otherwise set aside and pay insurance premiums or (ii) an acceptable blanket insurance policy is no longer in place at the InterContinental Miami Property and (d) with respect to the common charges reserve account, the manager does not reserve for or otherwise set aside an amount for common charges.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Chopin Plaza Miami, FL 33131	Collateral Asset Summary – Loan No. 2 InterContinental Miami	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 53.7% 3.51x 16.6%

Miami
WYNWOOD
OVERTOWN
DOWNTOWN MIAMI
LITTLE HAVANA
PORT MIAMI
BRICKELL KEY
Biscayne Bay
InterContinental Miami
100 Chopin Plaza
Miami, FL 33131
NE 39TH ST
NW 36TH ST
NW 29TH ST
NE 29TH ST
NW 20TH ST
NW 14TH ST
NW NORTH RIVER DR
NW 8TH ST
NW 6TH ST
NW 5TH ST
NW SOUTH RIVER DR
W FLAGLER ST
SW 1ST ST
SW 7TH ST
SW 8TH ST
NW 12TH AVE
NW 7TH AVE
NW 3RD AVE
N MIAMI AVE
NE 2ND AVE
NE 1ST AVE
BISCAYNE BLVD
SW 8TH AVE
BRICKELL AVE
VENETIAN WAY
MACARTHUR CSWY
Moore Park
Roberto Clemente Park
The Shops At Midtown Miami
Magnolia Park
Margaret Pace Park
Biscayne Park Cemetery
Williams Park
Dorsey Park
Jackson Memorial Hospital
Theodore R Gibson Park
Henry Reeves Park
Bicentennial Park
Watson Park
American Airlines Arena
Bayside Market Place
Miamarina Bayfront Park
Marlins Park
Henderson Park
Lummus Park
Riverside Park
The Shops At Mary Brickell Village
Southside Park
Simpson Park
112
195
95
1
7
441
836
395
A1A
Sunrise
Weston
Fort Lauderdale
Davie
Pembroke Pines
Dania Beach
Miramar
Hollywood
Miami Gardens
Aventura
Hialeah
Miami
Doral
Fountainebleau
Miami Beach
Tamiami
Coral Gables
Kendall
Atlantic Ocean
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

2020 Convention Center Concourse College Park, GA 30337	Collateral Asset Summary – Loan No. 3 Marriott Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,641,037 72.6% 1.56x 11.1%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2020 Convention Center Concourse College Park, GA 30337	Collateral Asset Summary – Loan No. 3 Marriott Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,641,037 72.6% 1.56x 11.1%

Mortgage Loan Information				Property Information
Loan Seller:	UBSRES			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Full Service Hospitality
Sponsor:	Allan V. Rose			Collateral(1):	Fee Simple
Borrower(1):	AVR Gateway M LLC			Location:	College Park, GA
Original Balance:	$84,750,000			Year Built / Renovated:	2010 / NAP
Cut-off Date Balance:	$84,641,037			Rooms:	403
% by Initial UPB:	7.2%			Property Management:	Marriott Hotel Services, Inc.
Interest Rate:	4.6315%			Underwritten NOI:	$9,370,032
Payment Date:	6th of each month			Underwritten NCF:	$8,158,460
First Payment Date:	October 6, 2014			“As-is” Appraised Value:	$116,600,000
Maturity Date:	September 6, 2024			“As-is” Appraisal Date:	June 12, 2014
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(25), D(91), O(4)			Most Recent NOI:	$9,399,795 (T-12 July 31, 2014)
Lockbox / Cash Management:	Springing Hard / Springing			2013 NOI:	$9,007,037 (December 31, 2013)
				2012 NOI:	$7,743,427 (December 31, 2012)
Reserves(2)				2011 NOI:	$6,125,620 (December 31, 2011)
	Initial		Monthly
Taxes:	$0		Springing	Historical Occupancy
Insurance:	$0		Springing	Most Recent Occupancy:	74.5% (July 31, 2014)
FF&E:	$0		Springing	2013 Occupancy:	73.9% (December 31, 2013)
				2012 Occupancy:	75.3% (December 31, 2012)
Financial Information				2011 Occupancy:	71.7% (December 31, 2011)
Cut-off Date Balance / Room:		$210,027
(1)   AVR Gateway M LLC has the sole and exclusive right to operate the Marriott Atlanta Airport Gateway Property pursuant to the certain Parcel Design, Development and Operating Agreement. The borrower is College Park Business and Industrial Development Authority, the owner of the fee simple interest in the Marriott Atlanta Airport Gateway Property. For more information regarding the ground lease, see “Parcel DDO Agreement” herein. For more information regarding the borrower, see “The Borrower / Sponsor” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.

Balloon Balance / Room:		$170,794
Cut-off Date LTV:		72.6%
Balloon LTV:		59.0%
Underwritten NOI DSCR:		1.79x
Underwritten NCF DSCR:		1.56x
Underwritten NOI Debt Yield:		11.1%
Underwritten NCF Debt Yield:		9.6%
Underwritten NOI Debt Yield at Balloon:		13.6%
Underwritten NCF Debt Yield at Balloon:		11.9%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2020 Convention Center Concourse College Park, GA 30337	Collateral Asset Summary – Loan No. 3 Marriott Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,641,037 72.6% 1.56x 11.1%

Historical Occupancy, ADR, RevPAR(1)
	Marriott Atlanta Airport Gateway Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2010(2)	57.6%	$118.75	$66.37	74.5%	$94.82	$70.66	77.3%	125.2%	96.8%
2011	71.8%	$127.98	$91.88	70.2%	$95.44	$66.99	102.3%	134.1%	137.1%
2012	75.1%	$133.36	$100.20	72.6%	$92.99	$67.47	103.6%	143.4%	148.5%
2013	74.3%	$142.19	$105.58	75.4%	$92.66	$69.88	98.5%	153.5%	151.1%
T-12 July 2014	74.7%	$147.75	$110.41	78.5%	$95.20	$74.73	95.2%	155.2%	147.7%
(1)	Source: Hospitality research report.
(2)	The Marriott Atlanta Airport Gateway Property opened in August 2010.

The Loan.    The Marriott Atlanta Airport Gateway loan (the “Marriott Atlanta Airport Gateway Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 403 room full service hotel located at 2020 Convention Center Concourse in College Park, Georgia (the “Marriott Atlanta Airport Gateway Property”) with a Cut-off Date Balance of $84.75 million. The Marriott Atlanta Airport Gateway Loan has a 10-year term and amortizes on a 30-year schedule. The Marriott Atlanta Airport Gateway Loan accrues interest at a fixed rate equal to 4.6315% and has a cut-off date balance of $84.64 million. Loan proceeds, along with approximately $29.2 million equity contribution from the sponsor, were used to acquire the Marriott Atlanta Airport Gateway Property for $113.0 million, and pay closing costs of approximately $1.0 million. Based on the appraised value of $116.6 million as of June 12, 2014, the cut-off date LTV ratio is 72.6%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$84,750,000	74.4%	Purchase Price	$113,000,000	99.2%
Sponsor Equity	$29,212,652	25.6%	Closing Costs	$962,652	0.8%

Total Sources	$113,962,652	100.0%	Total Uses	$113,962,652	100.0%

The Borrower / Sponsor.    AVR Gateway M LLC has the sole and exclusive right to operate the Marriott Atlanta Airport Gateway Property. The borrower is College Park Business and Industrial Development Authority (“BIDA”), the owner of the fee simple interest in the Marriott Atlanta Airport Gateway Property, which is part of a “Public‐Private Partnership” with the City of College Park, acting through BIDA. The Marriott Atlanta Airport Gateway Property site is subject to (i) the Parcel Design, Development and Operating Agreement (the “PDDO”) between BIDA and AVR Gateway M LLC and (ii) the PILOT Agreement between BIDA and AVR Gateway M LLC (the “PILOT Agreement”). The term of the PDDO commenced in 2008 and will expire in 2057. Pursuant to the PDDO, AVR Gateway M LLC has the exclusive right to develop and operate the Marriott Atlanta Airport Gateway Property and has an option to purchase the fee simple interest in the Marriott Atlanta Airport Gateway Property after 2038 at 10% of the then current value of the land (not including the value of the improvements). In lieu of ad valorem taxes, pursuant to the PILOT Agreement, AVR Gateway M LLC pays BIDA the PILOT payments set forth in the PILOT Agreement and in addition, AVR Gateway M LLC pays certain fees to BIDA pursuant to the PDDO Agreement, including, without limitation, an annual fee of $316,318 and additional financing fees pursuant to an amendment to the PDDO. The Marriott Atlanta Airport Gateway Loan is structured with BIDA being the borrower (with limited obligations relating to the Marriott Atlanta Airport Gateway Property), and as collateral for the Marriott Atlanta Airport Gateway Loan, BIDA has pledged a first priority lien in its fee simple interest in the Marriott Atlanta Airport Gateway Property to the Marriott Atlanta Airport Gateway Loan. Additionally, AVR Gateway M LLC has guaranteed BIDA’s payment and performance under the loan documents, and, as collateral for its guaranty, AVR Gateway M LLC pledged a first priority lien in all of its interests in the Marriott Atlanta Airport Gateway Property and assigned to lender all of its interests in the PDDO, the PILOT Agreement and the related bonds.

The developer guarantor, AVR Gateway M, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Allan V. Rose. Allan V. Rose is the owner and chief executive officer of AVR Realty (“AVR”), a privately held real estate development and management company founded in 1986. AVR has built, acquired and developed more than 30 million sq. ft. of commercial and residential space. In addition, AVR is an active hotel owner and currently owns 14 hotels totaling more than 3,000 rooms. In addition to its existing portfolio, AVR has owned and operated as many as 60 hotels in the past.

The Property.    The Marriott Atlanta Airport Gateway Property consists of a seven-story, Silver LEED certified, 403-room full service hotel with approximately 22,107 square feet of indoor meeting space, a business center, a restaurant and lounges, room service, a health club, a swimming pool and whirlpool, a gift shop, a concierge, and a guest laundry room. Of the 403 rooms, 177 are king rooms, 208 are queen/queen rooms, eight are luxury suites, nine are hospitality suites and one is a presidential suite. The Marriott Atlanta Airport Gateway Property was constructed in 2010 on a 7.54 acre site with 350 surface and garage parking spaces, and features sound

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2020 Convention Center Concourse College Park, GA 30337	Collateral Asset Summary – Loan No. 3 Marriott Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,641,037 72.6% 1.56x 11.1%

attenuation enhancements to lessen the impact of being near the Hartsfield-Jackson Atlanta International Airport (“ATL”). The Marriott Atlanta Airport Gateway Property has received a number of awards and certifications for its construction quality and performance. In 2012, the Marriott Atlanta Airport Gateway Property received the Marriott Hotel of the Year Award and the ULI Atlanta Development Excellence Award. In 2011, the Marriott Atlanta Airport Gateway Property received the ASID Design Excellence Award, Silver and the ASID Design Excellence Award, Gold; and in 2010, it received the Marriott Best New Hotel award.

The Marriott Atlanta Airport Gateway Property is located in College Park, Georgia, and is part of a larger master-planned, mixed-use project within walking distance of the Georgia International Convention Center (“GICC”). The ATL SkyTrain connects ATL directly to the Marriott Atlanta Airport Gateway Property, the GICC and the consolidated rental car facility. The Marriott Atlanta Airport Gateway Property and neighboring Springhill Suites Atlanta Airport Gateway, also owned by the sponsor, are the only two hotels directly connected to ATL through the ATL SkyTrain.

Environmental Matters.    The Phase I environmental report dated June 12, 2014 recommended no further action at the Marriott Atlanta Airport Gateway Property.

The Market.    The Marriott Atlanta Airport Gateway Property is located in College Park, Georgia, which is adjacent to ATL and 10 miles south of downtown Atlanta, Georgia. As of 2014, the Atlanta-Sandy Springs-Marietta metropolitan statistical area had a population of approximately 5.6 million residents and an unemployment rate of 6.8%. The Atlanta region is the ninth most populous metropolitan area in the United States and is home to numerous headquarter offices of Fortune 100, 500 and 1,000 companies, including United Parcel Service, Coca‐Cola Company, Georgia‐Pacific, The Home Depot, Delta Air Lines, The Southern Company, Equifax, and AT&T Mobility. The GICC is Georgia’s second largest convention center and the world’s only convention center directly connected to an international airport. The GICC contains over 150,000 sq. ft. of dividable exhibit hall space, a 40,000 sq. ft. ballroom and over 90,000 sq. ft. of pre-function space and meeting rooms. The GICC features on-site catering, high speed internet throughout the entire building, and commissioned works of art by local and national artists. During the 2012/2013 fiscal year, the GICC held 4,715 conventions, meetings and events with 355,711 total attendees. The ATL SkyTrain, opened in 2009, connects ATL to the GICC, the Marriott Atlanta Airport Gateway Property and the consolidated rental car facility.

ATL has been the world’s busiest airports in terms of passenger and aircraft movement since 2005, with a variety of major commercial airliners and a 6.8 million sq. ft. terminal complex. In 2013, ATL serviced over 84.2 million domestic passengers and approximately 10.3 million international passengers, for a total of approximately 94.5 million passengers and continues to expand its operations. On May 16, 2012, the $1.4 billion Maynard H. Jackson Jr. International Terminal opened. The terminal added twelve new gates to Concourse F. The 28‐gate Concourse E, along with the 40 gates at Concourse F, will now use the international terminal’s entrance. As part of a continued capital improvement plan, a $47 million expansion of Concourse D was completed in July 2013, and a subsequent expansion of Concourse C is scheduled for completion by the end of 2014.

The subsequent chart presents the primary competitors to the Marriott Atlanta Airport Gateway Property:

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy	2013 ADR	2013 RevPAR
Marriott Atlanta Airport Gateway Property	403	2010	22,017	73.9%	$142.01(2)	$104.96(2)
Crowne Plaza Atlanta Airport	378	1973	16,000	72.0%	$74.00	$53.28
Sheraton Gateway Hotel Atlanta Airport	395	1986	22,291	72.0%	$79.00	$56.88
Westin Atlanta Airport	500	1982	20,431	81.0%	$86.00	$69.66
Hilton Atlanta Airport	507	1989	34,450	79.0%	$110.00	$86.90
Renaissance Concourse Atlanta	387	1992	26,485	71.0%	$107.00	$75.97
Total / Wtd. Avg.(3)	2,167		119,657	75.5%	$92.00	$69.63
(1)	Source: Appraisal
(2)	Source: Historical Operating Statements
(3)	Total / Wtd. Avg. excludes the Marriott Atlanta Airport Gateway Property

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2020 Convention Center Concourse College Park, GA 30337	Collateral Asset Summary – Loan No. 3 Marriott Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,641,037 72.6% 1.56x 11.1%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 7/31/2014	U/W	U/W per Room
Occupancy	71.7%	75.3%	73.9%	74.5%	74.5%
ADR	$129.24	$134.44	$142.01	$148.14	$148.14
RevPAR	$92.73	$101.19	$104.96	$110.43	$110.43

Room Revenue	$13,602,599	$14,843,422	$15,566,429	$16,243,697	$16,243,697	$40,307
F&B Revenue	11,078,797	12,086,451	12,771,657	12,888,506	12,888,506	31,981
Other Revenue(1)	752,091	1,040,651	1,065,271	1,157,105	1,157,105	2,871
Total Revenue	$25,433,487	$27,970,524	$29,403,357	$30,289,308	$30,289,308	$75,160
Operating Expenses	10,839,988	11,529,340	11,602,661	11,784,382	11,784,382	29,242
Undistributed Expenses	6,992,781	7,215,498	7,284,927	7,614,751	7,528,782	18,682
Gross Operating Profit	$7,600,718	$9,225,686	$10,515,769	$10,890,175	$10,976,144	$27,236
Total Fixed Charges	1,475,098	1,482,259	1,508,732	1,490,380	1,606,112	3,985
Net Operating Income	$6,125,620	$7,743,427	$9,007,037	$9,399,795	$9,370,032	$23,251
FF&E	350,492	664,419	882,101	908,678	1,211,572	3,006
Net Cash Flow	$5,775,128	$7,079,008	$8,124,936	$8,491,117	$8,158,460	$20,244

(1)	Other Revenue consists of revenue generated from telephones, gift shop, pantry, parking, cancellation/attrition income, sales tax discounts and commissions.

Property Management.    The Marriott Atlanta Airport Gateway Property is managed by Marriott Hotel Services, Inc. (“Marriott”), a non-affiliated, professional management company. Marriott International is a leading hospitality company with over 3,800 hotels worldwide. Marriott Hotels & Resorts is the company’s flagship brand of full service hotels and resorts; as of year-end 2013, there were 360 hotels with 144,436 rooms operating under the brand in the United States. Each Marriott hotel features multiple restaurants and lounges, room service, a health club, a swimming pool and whirlpool, a gift shop, a concierge, a business center, and meeting facilities.

Lockbox / Cash Management.    The Marriott Atlanta Airport Gateway Loan is structured with a springing hard lockbox and springing cash management. If the management agreement is no longer in effect, the developer guarantor is required to deposit all rents received directly into the lockbox account, and to instruct the manager to do the same. So long as no Cash Management Trigger Event Period (as defined herein) exists, all funds in the clearing account are required to be released to the developer guarantor. During the existence of a Cash Management Trigger Event Period, all funds in the lockbox account are swept daily to a cash management account under the control of the lender and applied during each interest period of the loan term to payments of debt service, required reserves, approved operating expenses and other items required under the loan documents. Provided no Cash Sweep Event Period (as defined herein) exists, the remaining cash flow will be released to the developer guarantor. During the existence of any Cash Sweep Event Period, all funds remaining in the cash management account are required to be held by the lender as additional collateral for the Marriott Atlanta Airport Gateway Loan. For so long as the management agreement is in full force and effect, all rent goes directly to Marriott. Upon a Cash Management Trigger Event Period, AVR Gateway M LLC will instruct Marriott to deposit any amounts payable to it directly into the lockbox account and such funds will be swept daily to the cash management account.  Provided no Cash Sweep Event Period exists, the remaining cash flow (after application to debt service, required reserves, approved operating expenses and other items required under the loan documents) will be released to AVR Gateway M LLC.

A “Cash Management Trigger Event Period” will commence upon the occurrence of any of the following: (i) a Cash Sweep Event Period (as defined herein), or (ii) the sixth cure of a Cash Sweep Event Period during the term of the Marriott Atlanta Airport Gateway Loan. A Cash Management Trigger Event Period will end with respect to clause (i) above, upon the cure of such Cash Sweep Event Period.

A “Cash Sweep Event Period” will commence upon the occurrence of any of the following: (i) an event of default, (ii) any bankruptcy action of the guarantor or developer guarantor, (iii) any bankruptcy action of manager, (iv) if the debt service coverage ratio based on the trailing 12 month period is less than 1.15x, (v) an Indictment Trigger Event (as defined herein), or (vi) a felony indictment or an indictment for fraud of the manager or any other direct of officer of the manager. A Cash Sweep Event Period will end, (A) with respect to clause (i) above, upon the cure of such event of default and acceptance of such cure by the lender, (B) with respect to clause (ii) above, upon the filing being discharged, stayed or dismissed within 60 days and the lender’s determination that such filing does not materially increase the borrower’s or guarantor’s monetary obligations or ability to perform their respective obligations under the loan documents, (C) with respect to clause (iii) above, (a) upon the filing being discharged, stayed or dismissed within 120 days and the lender’s determination that such filing does not materially increase the manager’s monetary obligations or ability to perform its obligations under the loan documents or (b) if borrower replaces the manager with a qualified manager pursuant to a replacement

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2020 Convention Center Concourse College Park, GA 30337	Collateral Asset Summary – Loan No. 3 Marriott Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,641,037 72.6% 1.56x 11.1%

management agreement, (D) with respect to clause (iv) above, upon the date the debt service coverage ratio based on the trailing 12 month period is greater than 1.20x for two consecutive quarters, (E) with respect to clause (v) above, upon the cure of the Indictment Trigger Event, and (F) with respect to clause (vi) above, upon (a) the manager is replaced with a qualified manager in accordance with the terms of the loan documents, (b) the delivery of written evidence acceptable to lender confirming that the individual(s) that committed the related felony or fraud have been terminated and have no further responsibilities with, or control over, the manager or (c) the delivery of written evidence acceptable to lender confirming that the individual(s) that committed the related felony or fraud have no management responsibilities or control over the manager and will not be involved with providing any services related to, or in connection with, the Marriott Atlanta Airport Gateway Property.

An “Indictment Trigger Event” will commence upon the occurrence of a felony indictment or indictment for fraud of the developer guarantor, guarantor or any director or officer of the developer guarantor or guarantor, and will end upon the delivery of written evidence reasonably acceptable to the lender confirming the dismissal of the related felony indictment or indictment for fraud.

Initial Reserves.    None.

Ongoing Reserves.    On a monthly basis, the developer guarantor is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes into a tax reserve account, (ii) 1/12 of the annual insurance premiums into an insurance reserve account and (iii) 4.0% of monthly gross revenues into a monthly FF&E reserve account. However, the requirement to make monthly deposits into the real estate tax reserve account is waived so long as, among other conditions, the management agreement with Marriott is in full force and effect and provides that Marriott is obligated to directly pay all real estate taxes to the applicable governmental authority, Marriott pays such taxes prior to the due date and the developer guarantor provides evidence of such payment to the lender prior to the due date.  The requirement to make monthly deposits into the insurance reserve account is waived so long as the developer guarantor or Marriott maintains an acceptable blanket insurance policy or for so long as, among other conditions, the management agreement with Marriott is in full force and effect and Marriott pays (or causes to be paid) all such insurance premiums at least thirty (30) days prior to expiration of such insurance policies.  The requirement to make monthly deposits into the capital expenditure reserve account is waived so long as, among other conditions, the management agreement with Marriott is in full force and effect and requires that the developer guarantor deposit funds into the FF&E reserve account defined therein and the developer guarantor provides evidence to the lender that such funds have been deposited into the FF&E reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Parcel DDO Agreement.    The Marriott Atlanta Airport Gateway Property site is subject to a PDDO between BIDA and AVR Gateway M LLC. The term of the PDDO commenced in 2008 and will expire on August 2, 2057. Pursuant to the PDDO, AVR Gateway M LLC has the exclusive right to develop and operate the Marriott Atlanta Airport Gateway Property and has an option to purchase the fee simple interest in the Marriott Atlanta Airport Gateway Property after 2038 at 10% of the then current value of the land (not including the value of the improvements). AVR Gateway M LLC pays certain fees to BIDA pursuant to the PDDO Agreement, including, without limitation, an annual fee of $316,318 and additional financing fees pursuant to an amendment to the PDDO.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2020 Convention Center Concourse College Park, GA 30337	Collateral Asset Summary – Loan No. 3 Marriott Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,641,037 72.6% 1.56x 11.1%

Atlanta
OAKLAND CITY
Alfred "Tup" Holmes Golf Course
CAMPBELLTON RD SW
166
29
HEADLAND DR
Greenbriar Mall
GREENBRAIR
East Point
HOGAN RD
South Fulton Medical Center
19
285
407
STONE RD
WILLINGHAM DR
CENTRAL AVE
75
401
85
403
Hapeville
VIRGINIA AVE
HENRY FORD II AVE
Camp Creek Marketplace
Marriott Atlanta Airport Gateway
2020 Convention Center Concourse
College Park, GA 30337
6
CAMP CREEK PKY
Georgia International Convention Center
Atlanta Airport Rental Car Center
HARTSFIELD-JACKSON ATLANTA INTERNATIONAL AIRPORT
LAKE SHORE DR
Jamestown Plaza Shopping Center
ROOSEVELT HWY
RIVERDALE RD
College Park
Red Oak Shopping Center
Atlanta State Farmers Market
FOREST PKY
GODBY RD
GA-14-SPUR
Chick-fil-A Corporate Office
OLD BILL COOK RD
W FAYETTEVILLE RD
314
279
ROYAL SOUTH PKY
FLAT SHOALS RD
OLD NATIONAL HWY
Union City
Kennesaw
Marietta
Sandy Springs
Dunwoody
Peachtree Corners
Duluth
Norcross
Doraville
Chamblee
Smyrna
Mableton
Vinings
Lilburn
Austell
Decatur
Pine Lake
DOWNTOWN
Redan
Lithonia
Union City
Fairburn
Riverdale
Forest Park
Morrow
Stockbridge
Palmetto
Jonesboro
MAP © 2014 CARTIFACT · DATA © BROADMAP

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1999 Bryan Street Dallas, TX 75201	Collateral Asset Summary – Loan No. 4 Harwood Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 72.6% 1.36x 9.3%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1999 Bryan Street Dallas, TX 75201	Collateral Asset Summary – Loan No. 4 Harwood Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 72.6% 1.36x 9.3%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	Fortis Property Group, LLC
Borrower:	FPG-DMT Harwood, LP
Original Balance(1):	$60,000,000
Cut-off Date Balance(1):	$60,000,000
% by Initial UPB:	5.1%
Interest Rate:	4.7000%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt(1):	$30,000,000 Pari Passu Debt; Future Mezzanine Debt Permitted
Call Protection:	L(27), D(89), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$1,006,706	$117,059
Insurance:	$26,874	$10,336
Replacement:	$0	$12,066
TI/LC:	$0	$75,413
Omnicom Rollover:	$2,000,000	$0
Ground Rent:	$56,782	$18,927
Omnicom Free Rent:	$1,000,000	$52,083
Parking Rent:	$61,358	$61,358
Jacobs Engineering Free Rent:	$0	$27,778
Other Tenant Free Rent:	$221,739	$0
Landlord Obligations Holdback:	$96,579	$0

Financial Information(3)
Cut-off Date Balance / Sq. Ft.:	$124
Balloon Balance / Sq. Ft.:	$109
Cut-off Date LTV:	72.6%
Balloon LTV:	63.8%
Underwritten NOI DSCR(4):	1.50x
Underwritten NCF DSCR(4):	1.36x
Underwritten NOI Debt Yield:	9.3%
Underwritten NCF Debt Yield:	8.5%
Underwritten NOI Debt Yield at Balloon:	10.6%
Underwritten NCF Debt Yield at Balloon:	9.7%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral(5):	Fee Simple/Leasehold
Location:	Dallas, TX
Year Built / Renovated:	1982 / 2014
Total Sq. Ft.:	723,963
Property Management:	FPG Texas Management, LP
Underwritten NOI:	$8,414,306
Underwritten NCF:	$7,642,778
Appraised Value:	$124,000,000
Appraisal Date:	June 2, 2014

Historical NOI
Most Recent NOI:	$8,225,130 (T-12 June 30, 2014)
2013 NOI:	$7,672,244 (December 31, 2013)
2012 NOI:	$6,355,799 (December 31, 2012)
2011 NOI:	$6,911,514 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	84.0% (June 1, 2014)
2013 Occupancy:	82.3% (December 31, 2013)
2012 Occupancy:	69.1% (December 31, 2012)
2011 Occupancy:	72.3% (December 31, 2011)
(1)
The Harwood Center Loan Combination is evidenced by two pari passu notes in the aggregate original principal amount of $90.0 million. Note A-2, with an Original Balance and Cut-off Date Balance of $60.0 million, is the controlling note and will be included in the trust. The pari passu companion note is comprised of the non-controlling Note A-1 with an Original Balance and Cut-off Date Balance of $30.0 million. For additional information on the pari passu companion note, see “The Loan” herein. For additional information on permitted mezzanine indebtedness, see “Future Mezzanine or Subordinate Indebtedness Permitted” herein.

(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Harwood Center Loan Combination.
(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.96x and 1.78x, respectively.
(5)	The Harwood Center Property is located on four parcels, one of which is owned fee simple and three of which are leasehold interests. See “Ground Lease” herein.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1999 Bryan Street Dallas, TX 75201	Collateral Asset Summary – Loan No. 4 Harwood Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 72.6% 1.36x 9.3%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Omnicom Group Inc.	NR/Baa1/BBB+	334,952	46.3%	$23.22	61.5%	12/31/2019(2)
Jacobs Engineering Group	NR/NR/NR	80,373	11.1%	$18.25	11.6%	4/30/2025(3)
GSA - Department of Education	AAA/Aaa/AA+	61,949	8.6%	$16.90	8.3%	3/31/2015
GSA - Government Accountability Office	AAA/Aaa/AA+	49,446	6.8%	$18.19	7.1%	2/28/2018(4)
Cantey & Hanger	NR/NR/NR	25,648	3.5%	$18.58	3.8%	2/28/2021(5)
Total Major Tenants		552,368	76.3%	$21.12	92.2%
Remaining Tenants		55,899	7.7%	$17.57	7.8%
Total Occupied Collateral		608,267	84.0%	$20.80	100.0%
Vacant		115,696	16.0%
Total		723,963	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Omnicom Group Inc. has two five-year renewal options remaining.
(3)	Jacobs Engineering Group has four five-year renewal options remaining.
(4)	GSA - Government Accountability Office has the right to terminate its lease on or after March 6, 2015 with 180 days’ notice.
(5)	Cantey & Hanger has one five-year renewal option remaining.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM	4	3,193	0.4%	3,193	0.4%	$7.05	0.2%	0.2%
2014	0	0	0.0%	3,193	0.4%	$0.00	0.0%	0.2%
2015	6	71,096	9.8%	74,289	10.3%	$17.37	9.8%	9.9%
2016	4	11,071	1.5%	85,360	11.8%	$19.88	1.7%	11.7%
2017	0	0	0.0%	85,360	11.8%	$0.00	0.0%	11.7%
2018	2	55,385	7.7%	140,745	19.4%	$18.12	7.9%	19.6%
2019	5	334,952	46.3%	475,697	65.7%	$23.22	61.5%	81.1%
2020	1	8,271	1.1%	483,968	66.8%	$19.00	1.2%	82.3%
2021	3	36,333	5.0%	520,301	71.9%	$18.55	5.3%	87.7%
2022	0	0	0.0%	520,301	71.9%	$0.00	0.0%	87.7%
2023	2	5,060	0.7%	525,361	72.6%	$18.25	0.7%	88.4%
2024	0	0	0.0%	525,361	72.6%	$0.00	0.0%	88.4%
Thereafter	4	82,906	11.5%	608,267	84.0%	$17.69	11.6%	100.0%
Vacant	NAP	115,696	16.0%	723,963	100.0%	NAP	NAP
Total / Wtd. Avg.	31	723,963	100.0%			$20.80	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

(2)	The rollover schedule includes contractual rent steps through September 1, 2015.
(3)	Based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1999 Bryan Street Dallas, TX 75201	Collateral Asset Summary – Loan No. 4 Harwood Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 72.6% 1.36x 9.3%

The Loan. The Harwood Center loan (the “Harwood Center Loan”) consists of the controlling Note A-2 with a Cut-off Date Balance of $60.0 million, which is one of two pari passu notes of a fixed rate loan in the aggregate original principal amount of $90.0 million (the “Harwood Center Loan Combination”). The Harwood Center Loan Combination is secured by the borrower’s fee simple and leasehold interest in the 723,963 sq. ft. central business district office building located at 1999 Bryan Street in Dallas, Texas (the “Harwood Center Property”). Only the controlling Note A-2, with a Cut-off Date Balance of $60.0 million, will be included in the COMM 2014-CCRE20 mortgage trust. The non-controlling Note A-1, with a Cut-off Date Balance of $30.0 million, was securitized in the COMM 2014-UBS5 mortgage trust.

The Harwood Center Loan Combination has a 10-year term and amortizes on a 30-year schedule after an initial interest-only period of 36 months. The Harwood Center Loan Combination accrues interest at a fixed rate equal to 4.7000% and has a Cut-off Date Balance of $90.0 million. Loan proceeds were used to refinance existing debt of approximately $78.2 million, fund upfront reserves of approximately $4.5 million, pay closing costs of approximately $1.1 million and return equity to the sponsor of approximately $6.2 million. Based on the “As-is” appraised value of $124.0 million as of June 2, 2014, the cut-off date LTV is 72.6%. The most recent prior financing of the Harwood Center Property was included in CSMC 2006-C4.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$30,000,000	$30,000,000	COMM 2014-UBS5	No
Note A-2	$60,000,000	$60,000,000	COMM 2014-CCRE20	Yes
Total	$90,000,000	$90,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$90,000,000	100.0%	Loan Payoff	$78,208,256	86.9%
			Reserves	$4,470,038	5.0%
			Closing Costs	$1,101,357	1.2%
			Return of Equity	$6,220,348	6.9%
Total Sources	$90,000,000	100.0%	Total Uses	$90,000,000	100.0%

The Borrower / Sponsor. The borrower, FPG-DMT Harwood, LP, is a single purpose Delaware limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Fortis Property Group, LLC (“Fortis”). Fortis is a private real estate investment, operating, management and development company headquartered in Brooklyn, New York. Since 2005, Fortis has acquired and/or developed in excess of 8.0 million sq. ft. of commercial real estate valued at over $3.0 billion throughout the United States. In New York City, Fortis’ multi-family projects are concentrated in the boroughs of Manhattan and Brooklyn. Fortis’ office projects are located in Boston, New York, New Jersey, Connecticut, and Texas. Fortis also has industrial properties that are located throughout the United States, in addition to a portfolio of properties overseas, with a focus in the United Kingdom.

The Property. The Harwood Center Property consists of a 36-story, 723,963 sq. ft. Class A office tower and a contiguous nine-story parking garage located on a 1.135-acre site at the corner of North Harwood Street and Bryan Street in the Arts District of the Dallas, Texas central business district. The Harwood Center Property was built in 1982, renovated in 2014, and provides 720,504 sq. ft. of office space, 3,459 sq. ft. of storage space and 810 parking spaces. The Harwood Center Property also leases an additional 420 parking spaces from two separate nearby parking garages for a total of 1,230 available parking spaces (1.70 spaces per 1,000 sq. ft.), such additional parking is provided by a recorded easement agreement with respect to 170 spaces and an unrecorded parking agreement with respect to 250 spaces. Federal Street runs through the center of the first floor of the Harwood Center Property. Amenities at the Harwood Center Property include 24-hour security, on-site property management, a FedEx shipping center and a café/restaurant. The sponsor has invested over $9.5 million on capital improvements since 2007 including chiller and electrical switchboard replacement, cell tower installation, roof replacement, elevator modernization, air handling unit replacements, common area, corridor, and restroom refurbishments, construction of a new lobby café, installation of a new fire system, build-out of office suites and build-out of the on-site management office. As of June 1, 2014, the Harwood Center Property was 84.0% leased by 19 tenants and 61.7% leased by three investment grade tenants. Other than Omnicom Group Inc. (“Omnicom”) (NYSE: OMC; Moody’s/S&P: Baa1/BBB+; 46.3% of NRA), no other tenant occupies more than 11.1% of the Harwood Center Property.

Environmental Matters. The Phase I environmental report dated June 4, 2014 recommended the development and implementation of an asbestos operations and maintenance plan at the Harwood Center Property.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1999 Bryan Street Dallas, TX 75201	Collateral Asset Summary – Loan No. 4 Harwood Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 72.6% 1.36x 9.3%

Major Tenants.

Omnicom Group Inc. (334,952 sq. ft., 46.3% of NRA, 61.5% of U/W Base Rent) Omnicom (NYSE: OMC) is an investment grade rated advertising and marketing communications services company. Omnicom’s branded networks and numerous specialty firms provide advertising, strategic media planning and buying, digital and interactive marketing, direct and promotional marketing, public relations and other specialty communications services to more than 5,000 clients in more than 100 countries. Omnicom manages a portfolio of three advertising agency networks, numerous national advertising agencies, a network of more than 175 marketing services companies and a media group, Omnicom Media Group, which includes two providers of media planning and buying services. Omnicom and subsidiaries offer services in over 30 marketing communications disciplines across more than 200 strategic brand platforms. Omnicom had year-end 2013 revenues of approximately $14.6 billion and 71,800 employees. Omnicom originally occupied 294,958 sq. ft. at the Harwood Center Property in 2000 and has expanded its premises in 2004, 2005, 2006 and 2008 to an aggregate of 334,952 sq. ft. Omnicom has a lease expiration date of December 31, 2019 with two five-year renewal options remaining.

Jacobs Engineering Group (80,373 sq. ft., 11.1% of NRA, 11.6% of U/W Base Rent) Jacobs Engineering Group (“Jacobs”) (NYSE: JEC) is one of the world’s largest and most diverse providers of technical, professional, and construction services, including all aspects of architecture, engineering and construction, operations and maintenance, as well as scientific and specialty consulting. Jacobs serves a broad range of companies and organizations, including industrial, commercial, and government clients across multiple markets and geographies. Jacobs was founded in 1947, reported 2013 revenues of $11.8 billion and employs 70,000 employees worldwide. Jacobs has been in occupancy at the Harwood Center Property since 2013 and leases 80,373 sq. ft. expiring April 30, 2025 with four five-year renewal options remaining.

The Market. The Harwood Center Property is located at the corner of North Harwood Street and Bryan Street in the Dallas, Texas central business district. The Dallas metropolitan statistical area is the fourth largest in the United States with a population of 6.9 million as of 2014 and reported an unemployment rate of 4.8% as of April 2014. According to the appraisal, Dallas is a center for semiconductor manufacturing, telecommunications, defense and technology services. The Harwood Center Property is located less than one mile from the Woodall Rodgers Freeway and Central Expressway US 75 next to the St. Paul station of the Dallas Area Rapid Transit (“DART”) light rail transportation system, which featured an average weekday ridership of 96,300 in 2013. Four out of the five lines that form the DART light rail transportation system are accessible from the St. Paul station. The Harwood Center Property also features access to the Dallas underground tunnel system, which offers over 250 dining and shopping options and connects over 30 buildings and garages in the central business district. Additionally, the Harwood Center Property will have trolley access via the planned M-Line Trolley Arts District Loop expansion, which will pass directly underneath the Harwood Center Property on Federal Street and have a stop at the north corner of Federal Street and North Harwood Street. The Arts District of Dallas, located north of the Harwood Center Property, features dozens of museums and galleries, various modern and contemporary housing options, and numerous fine dining establishments and cafés.

According to a market research report, the Harwood Center Property is located within the Dallas/Fort Worth office market. As of the first quarter of 2014, the Dallas/Fort Worth office market consisted of approximately 341.0 million sq. ft. within 10,895 buildings with an average asking rate of $20.89 PSF and a vacancy rate of 14.7%. The appraiser identified five comparable office properties in the Dallas central business district, with a weighted average occupancy of 84.5% and weighted average quoted rental rates of $20.65 PSF inclusive of appraiser reported expense reimbursements. The appraiser’s competitive set is detailed below:

Competitive Properties(1)
Property	Location	Distance	Occupancy	Year Built	Total Building Area (Sq. Ft.)	Quoted Rent (PSF)	Expenses
Harwood Center Property	Dallas, TX	NAP	84.0%(2)	1982	723,963(2)	$20.80(2)	Plus E
Bryan Tower	Dallas, TX	0.4 mi.	79%	1973	1,124,021	$12.55	NNN ($7.45 PSF)
Thanksgiving Tower	Dallas, TX	0.4 mi.	81%	1982	1,375,663	$20.00	Plus E ($1.38 PSF)
2100 Ross	Dallas, TX	0.4 mi.	84%	1982	866,709	$26.00	Plus E ($1.25 PSF)
Fountain Place	Dallas, TX	0.6 mi.	88%	1985	1,200,266	$29.00	Plus E ($1.60 PSF)
Energy Plaza	Dallas, TX	0.4 mi.	92%	1984	1,027,363	$16.00	Full Service
(1)	Source: Appraisal
(2)	Based on the rent roll dated June 1, 2014.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1999 Bryan Street Dallas, TX 75201	Collateral Asset Summary – Loan No. 4 Harwood Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 72.6% 1.36x 9.3%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 6/30/2014	U/W	U/W PSF
Base Rent	$11,400,475	$10,652,767	$11,731,682	$12,622,582	$12,583,647	$17.38
Rent Steps	0	0	0	0	65,944	0.09
Value of Vacant Space	0	0	0	0	2,188,622	3.02
Gross Potential Rent	$11,400,475	$10,652,767	$11,731,682	$12,622,582	$14,838,212	$20.50
Total Recoveries	803,819	853,502	899,882	819,866	1,432,641	1.98
Total Other Income(1)	874,783	846,697	1,145,691	1,267,500	1,277,769	1.76
Less: Vacancy(2)	0	0	0	0	(2,402,629)	(3.32)
Effective Gross Income	$13,079,077	$12,352,966	$13,777,255	$14,709,948	$15,145,993	$20.92
Total Operating Expenses	6,167,563	5,997,166	6,105,011	6,484,818	6,731,687	9.30
Net Operating Income	$6,911,514	$6,355,799	$7,672,244	$8,225,130	$8,414,306	$11.62
TI/LC	0	0	0	0	626,736	0.87
Capital Expenditures	0	0	0	0	144,793	0.20
Net Cash Flow	$6,911,514	$6,355,799	$7,672,244	$8,225,130	$7,642,778	$10.56

(1)	Total Other Income is primarily comprised of parking income.
(2)	U/W Vacancy is underwritten to the economic vacancy of 14.8%. As of the June 1, 2014 rent roll, the Harwood Center Property was 84.0% occupied.

Property Management. The Harwood Center Property is managed by FPG Texas Management, LP, a borrower affiliate.

Lockbox / Cash Management. The Harwood Center Loan is structured with a hard lockbox and springing cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. So long as no Cash Management Trigger Event Period (as defined below) exists, all funds in the clearing account are required to be released to the borrower. During the existence of a Cash Management Trigger Event Period, all funds in the lockbox account are swept daily to a cash management account under the control of the lender and applied during each interest period of the loan term to payments of debt service, required reserves, approved operating expenses and other items required under the loan documents. Provided no Cash Sweep Event Period (as defined below) exists, the remaining cash flow will be released to the borrower. During the existence of any Cash Sweep Event Period, all funds remaining in the cash management account are required to be held by the lender as additional collateral for the Harwood Center Loan in the major tenant reserve funds account if a Major Tenant Trigger Event (as defined below) is occurring, or in the excess cash flow account if a Major Tenant Trigger Event is not occurring.

A “Cash Management Trigger Event Period” will commence upon the occurrence of any of the following: (i) an event of default, (ii) any bankruptcy action of borrower or guarantor, (iii) any bankruptcy action of the manager, (iv) if the debt service coverage ratio based on the trailing 12 month period is less than 1.20x, (v) a Major Tenant Trigger Event, (vi) a felony indictment or an indictment for fraud of manager or any director or officer of manager or (vii) a Third Party Manager Trigger Event (as defined below). A “Cash Management Trigger Event Period” will end, (A) with respect to clause (i) above, upon the cure of such event of default and acceptance of such cure by lender, (B) with respect to clause (ii) above, upon the bankruptcy action being discharged, stayed or dismissed within 90 days and the lender’s determination that such bankruptcy action does not materially increase the borrower’s or guarantor’s monetary obligations or ability to perform their respective obligations under the loan documents, (C), with respect to clause (iii) above, (a) upon the bankruptcy action being discharged, stayed or dismissed within 120 days and lender’s determination that such bankruptcy action does not materially increase the manager’s monetary obligations or ability to perform its obligations under the loan documents or (b) upon borrower replacing manager with a qualified manager pursuant to a replacement management agreement, (D) with respect to clause (iv) above, upon the date the debt service coverage ratio based on the trailing 12 month period is greater than 1.25x for one quarter and (E) with respect to clause (v) above, upon the cure of a Major Tenant Trigger Event (as defined below).

A “Cash Sweep Event Period” will commence upon the occurrence of any of the following: (i) an event of default, (ii) any bankruptcy action of the borrower or guarantor, (iii) any bankruptcy action of manager, (iv) if the debt service coverage ratio based on the trailing 12 month period is less than 1.10x, or (v) a Third Party Manager Trigger Event. A “Cash Sweep Event Period” will end, (A) with respect to clause (i) above, upon the cure of such event of default and acceptance of such cure by the lender, (B) with respect to clause (ii) above, upon the bankruptcy action being discharged, stayed or dismissed within 90 days and the lender’s determination that such bankruptcy action does not materially increase the borrower’s or guarantor’s monetary obligations or ability to perform their respective obligations under the loan documents, (C) with respect to clause (iii) above, (a) upon the bankruptcy action being discharged, stayed or dismissed within 120 days and the lender’s determination that such bankruptcy action does not materially increase the manager’s monetary obligations or ability to perform its obligations under the loan documents or (b) if borrower replaces the manager with a qualified

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1999 Bryan Street Dallas, TX 75201	Collateral Asset Summary – Loan No. 4 Harwood Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 72.6% 1.36x 9.3%

manager pursuant to a replacement management agreement and (D) with respect to clause (iv) above, upon the date the debt service coverage ratio based on the trailing 12 month period is greater than 1.15x for one quarter.

A “Major Tenant Trigger Event” means the occurrence of any of the following: (i) a Major Tenant (as defined below) providing notice of its intent to terminate or not extend or renew its lease, (ii) a Major Tenant fails to extend or renew its lease on or prior to 24 months of the then applicable expiration date of its lease, (iii) a Major Tenant fails to notify the landlord of its election to extend or renew its lease on or prior to the date required under the lease for the giving of such notice, (iv) an event of default under a Major Tenant lease, (v) the bankruptcy action of a Major Tenant or any guarantor of Major Tenant’s obligations under any Major Tenant lease, or (vi) the Major Tenant either (a) vacates or ceases to occupy or discontinues normal business operations in its space other than a temporary cessation of business operations for permitted renovations or necessary repairs, or (b) terminates or surrenders its lease. A “Major Tenant Trigger Event” will be cured upon the following: (A) with respect to clauses, (i), (ii) and (iii) above, either (a) the Major Tenant executes and delivers a lease extension to borrower and all tenant improvement costs, leasing commissions and other material costs and expenses are paid or an amount sufficient to cover said costs is deposited into the major tenant reserve account or (b) the borrower has re-let the entire Major Tenant space to one or more replacement tenant(s), (B) with respect to clause (iv) above, a cure of the applicable event of default, (C) with respect to clause (v) above, the affirmation of the Major Tenant lease in the applicable bankruptcy proceeding, provided that the Major Tenant is actually paying all rents and other amounts due under its lease and (D) with respect to clause (vi) above, either (a) the Major Tenant recommences its normal business operations or (b) the borrower has re-let the entire Major Tenant space to one or more replacement tenant(s).

“Major Tenant” means (i) Omnicom or (ii) any tenant or replacement that together with its affiliates, leases space comprising either (a) greater than 20% of the total rentable square footage or (b) 20% or more of the total in-place base rent.

“Third Party Manager Trigger Event” means the occurrence of (i) if the property is self-managed by the borrower or any of its affiliates, a felony indictment or an indictment for fraud of guarantor or any director or officer of borrower or guarantor or (ii) if the property is managed by a manager that is an affiliate of borrower or guarantor, a felony indictment or an indictment for fraud of such affiliated manager or any director or officer of such affiliated manager.

Initial Reserves. At closing, the borrower deposited (i) $1,006,706 into a tax reserve account, (ii) $26,874 into an insurance reserve account, (iii) $2,000,000 into the Omnicom Rollover reserve account for tenant improvement and leasing commissions that may be incurred in regards to the renewal or retenanting of the Omnicom space, (iv) $56,782 into the Ground Rent reserve account, (v) $1,000,000 into the Omnicom Free Rent reserve account for free rent due to Omnicom, (vi) $61,358 into the Parking Rent reserve account, (vii) $221,739 into the other tenant Free Rent reserve account for free rent due to Cantey & Hanger, CT Corporation, Ikon Office Solutions, SWACHA, and Viewpointe, and (viii) $96,579 into the landlord obligations holdback reserve account for outstanding Landlord Obligations due to Cantey & Hanger and SWACHA.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $117,059, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $10,336, into an insurance reserve account, (iii) $12,066 into a capital expenditure reserve account, (iv) $75,413 into a TI/LC reserve account, (v) an amount equal to the ground rent that will be payable under each ground lease for the month immediately following the month in which the monthly payment occurs, which currently equates to $18,927, into a Ground Rent reserve account, (vi) $52,083 into the Omnicom Free Rent reserve account, which deposit will not be required after the monthly payment due in July 2017, (vii) an amount equal to the Parking Rent that will be payable under each parking agreement for the month immediately following the month in which the monthly payment occurs, which currently equates to $61,358, into a Parking Rent reserve account, and (viii) $27,778 into the Jacobs Engineering Free Rent reserve account, which deposit will not be required after the monthly payment due in July 2017.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. The borrower is permitted to obtain future mezzanine financing provided, among other conditions: (i) the combined LTV ratio does not exceed 85.0% and (ii) the combined debt service coverage ratio is at least 1.10x.

The borrower has requested the lender’s consent in connection with a proposed transfer of a 25% indirect interest in the borrower, which proposed transfer includes, without limitation, a preferred investment in the amount of $6,500,000 with a required monthly payment of a 9.5% current preferred return and a mandatory redemption date occurring in September 2024. Such request is pending review of the COMM 2014-UBS5 master servicer.

Ground Lease. The Harwood Center Property is comprised of four parcels, three of which, totaling 38,005 sq. ft., are subject to long-term ground leases. The lessors on the ground leases are FRK Properties, Inc., the Estate of Elise M. Kleuser and Maher Properties Two. The ground lease with FRK Properties, Inc. commenced on May 1, 1978 and expires on May 1, 2077. The ground lease with the Estate of Elise M. Kleuser commenced on September 1, 1978 and expires on September 1, 2077. The ground lease with Maher

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1999 Bryan Street Dallas, TX 75201	Collateral Asset Summary – Loan No. 4 Harwood Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 72.6% 1.36x 9.3%

Properties Two commenced on November 1, 1978 and expires on November 1, 2077. All three ground leases expire in 2077, approximately 53 years after the Harwood Center Loan’s maturity date. The aggregate ground rent remains $227,129 per year until 2018, at which time the rental payments reset to 8% of the appraised value of the parcels for the next 10 year period.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1999 Bryan Street Dallas, TX 75201	Collateral Asset Summary – Loan No. 4 Harwood Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 72.6% 1.36x 9.3%

Harwood Center
1999 Bryan Street
Dallas, TX 75201
Dallas
DOWNTOWN
UPTOWN
ARTS DISTRICT
HISTORIC DISTRICT
GOVERNMENT DISTRICT
FARMERS MARKET
DEEP ELLUM
REUNION
Highland Park
DALLAS LOVE FIELD AIRPORT
GREENWAY PARK
Southern Methodist University
Dallas Country Club
KNOX PARK
PERRY HEIGHTS
OAK LAWN
COCHRAN HEIGHTS
OLD EAST DALLAS
ARLINGTON PARK
WEST DALLAS
LA BAJADA
Southwestern Medical Center
Dallas Trade Mart
Dallas Market Center
Texas Scottish Rite Hospital
Emanuel Cemetery
Greenwood Cemetery
CityPlace Market
American Airlines Center
Dallas Museum of Art
City Hall
Dallas Convention Center
Reunion Arena
Texas State Fair Grounds
Cotton Bowl
Trinity River
Trinity River Greenbelt Park
DART
DALLAS NORTH TOLLWAY
STEMMONS FWY
RODGERS FWY
E R L THORNTON FWY
DALLAS FORT WORTH TPKE
R L THORNTON FWY
HAWN FWY
Fort Worth
Arlington
Grand Prairie
Irving
Dallas

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Culver City, CA 90232	Collateral Asset Summary – Loan No. 5 Culver City Creative Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 73.4% 1.40x 8.9%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Culver City, CA 90232	Collateral Asset Summary – Loan No. 5 Culver City Creative Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 73.4% 1.40x 8.9%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsors:	Frederick N. Smith; Laurie M. Smith
Borrower:	Hayden and National, L.P.
Original Balance:	$56,500,000
Cut-off Date Balance:	$56,500,000
% by Initial UPB:	4.8%
Interest Rate:	4.4100%
Payment Date:	6th of each month
First Payment Date:	November 6, 2014
Maturity Date:	October 4, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$124,195	$17,742
Insurance:	$0	Springing
Replacement:	$0	$2,625
TI/LC:	$134,767	$22,371
Free Rent:	$591,588	NAP
RealD Free Rent:	$631,658	NAP
RealD Holdback(2):	$2,000,000	NAP
Omelet Holdback(3):	$1,929,966	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$359
Balloon Balance / Sq. Ft.:	$290
Cut-off Date LTV(4):	73.4%
Balloon LTV(4):	59.3%
Underwritten NOI DSCR(5):	1.48x
Underwritten NCF DSCR(5):	1.40x
Underwritten NOI Debt Yield(5):	8.9%
Underwritten NCF Debt Yield(5):	8.4%
Underwritten NOI Debt Yield at Balloon(5):	11.0%
Underwritten NCF Debt Yield at Balloon(5):	10.4%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	Culver City, CA
Year Built / Renovated:	1946 / 2014
Total Sq. Ft.:	157,491
Property Management:	Samitaur Constructs
Underwritten NOI:	$5,042,945
Underwritten NCF:	$4,750,864
“As Complete” Appraised Value(4):	$77,000,000
“As Complete” Appraisal Date:	October 1, 2014

Historical NOI
Most Recent NOI:	$4,186,277(T-12 March 31, 2014)
2013 NOI:	$3,869,125 (December 31, 2013)
2012 NOI:	$3,836,656 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy(6):	97.9% (September 4, 2014)
2013 Occupancy:	97.7% (December 31, 2013)
2012 Occupancy:	97.9% (December 31, 2012)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	See “RealD Holdback” herein.
(3)	See “Omelet Holdback” herein.
(4)
The “As Complete” value is based on the completion of the Pterodactyl Building, which is anticipated to occur in the fourth quarter of 2014, and assumes RealD has executed a lease to occupy the 28,199 sq. ft. space currently leased to Ogilvy & Mather. The Pterodactyl Building is 100% leased to Omelet, which is anticipated to take occupancy in the fourth quarter of 2014. RealD has signed a letter of intent for the Ogilvy & Mather space. Based on the “As Is” Appraised Value of $74,000,000, the Cut-off Date LTV and Balloon LTV are 76.4% and 61.7%, respectively.

(5)	DSCR and Debt Yield calculations are based on RealD being in occupancy and paying full unabated rent.
(6)	Assumes Omelet (expected to occupy 100% of the Pterodactyl Building (8.1% of NRA) commencing in the fourth quarter of 2014) is in occupancy.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Culver City, CA 90232	Collateral Asset Summary – Loan No. 5 Culver City Creative Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 73.4% 1.40x 8.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
RealD(1)	NR/NR/NR	28,199	17.9%	$38.40	21.1%	7/30/2025
Media Navi (M-GO)	NR/NR/NR	20,480	13.0%	$32.75	13.1%	3/31/2016
Wild Card Media	NR/NR/NR	18,091	11.5%	$32.16	11.4%	8/31/2018
Omelet(2)	NR/NR/NR	12,730	8.1%	$39.00	9.7%	11/30/2019
Anonymous Content(3)	NR/NR/NR	11,145	7.1%	$28.19	6.1%	12/31/2021
Total Major Tenants		90,645	57.6%	$34.71	61.4%
Remaining Tenants(4)		63,552	40.4%	$31.08	38.6%
Total Occupied Collateral		154,197	97.9%	$33.21	100.0%
Vacant		3,294	2.1%
Total		157,491	100.0%

(1)
The 28,199 sq. ft. RealD space is currently occupied by Ogilvy & Mather. RealD has a signed a letter of intent (“LOI”) to take over the space. If RealD does not execute a new lease, Ogilvy & Mather is contractually obligated for this space through a lease that expires in October 2016.

(2)
Omelet is anticipated to take occupancy in the fourth quarter of 2014 upon completion of the Pterodactyl Building. If the Omelet space has not been delivered by December 21, 2014, Omelet has the right to terminate its lease; provided, however, the borrower may void termination notice from Omelet if, within five days of receipt of such termination notice, the borrower notifies tenant that it will deliver the space ready for occupancy within 30 days (and such space is delivered in that time frame).

(3)
Anonymous Content has executed two expansion leases at the Culver City Creative Office Property and will be taking over 3,305 sq. ft. in April 2016 and 7,869 sq. ft. in October 2015. After the expansions are complete, Anonymous Content will occupy 22,319 sq. ft.

(4)	Samitaur Constructs, a sponsor affiliate, leases 7,203 sq. ft. on a month-to-month basis.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	2	9,191	5.8%	9,191	5.8%	$28.06	5.0%	5.0%
2014	0	0	0.0%	9,191	5.8%	$0.00	0.0%	5.0%
2015	3	17,687	11.2%	26,878	17.1%	$32.17	11.1%	16.1%
2016	3	27,219	17.3%	54,097	34.3%	$32.83	17.4%	33.6%
2017	1	10,345	6.6%	64,442	40.9%	$30.39	6.1%	39.7%
2018	3	37,681	23.9%	102,123	64.8%	$31.66	23.3%	63.0%
2019	1	12,730	8.1%	114,853	72.9%	$39.00	9.7%	72.7%
2020	0	0	0.0%	114,853	72.9%	$0.00	0.0%	72.7%
2021	1	11,145	7.1%	125,998	80.0%	$28.19	6.1%	78.9%
2022	0	0	0.0%	125,998	80.0%	$0.00	0.0%	78.9%
2023	0	0	0.0%	125,998	80.0%	$0.00	0.0%	78.9%
2024	0	0	0.0%	125,998	80.0%	$0.00	0.0%	78.9%
Thereafter	1	28,199	17.9%	154,197	97.9%	$38.40	21.1%	100.0%
Vacant	NAP	3,294	2.1%	157,491	100.0%	NAP	NAP
Total / Wtd. Avg.	15	157,491	100.0%			$33.21	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan. The Culver City Creative Office loan (the “Culver City Creative Office Loan”) is a $56.5 million fixed rate loan secured by the borrower’s fee simple interest in a 157,491 sq. ft., 10-building interconnected creative office campus located at 3520-3528, 3530-3536, 3540A-3542A Hayden Avenue and 8536 National Boulevard in Culver City, CA (the “Culver City Creative Office Property”). The Culver City Creative Office Loan has a 10-year term and amortizes on a 30-year schedule. The Culver City Creative Office Loan accrues interest at a fixed rate equal to 4.4100%. Loan proceeds were used to pay off previous debt of approximately $22.2 million, fund upfront reserves of approximately $5.4 million, pay closing costs of approximately $0.8 million, and return approximately $28.1 million of equity to the borrower. Based on the “As Complete” appraised value of $77.0 million as of October 1, 2014, the “As Complete” cut-off date LTV ratio is 73.4%.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Culver City, CA 90232	Collateral Asset Summary – Loan No. 5 Culver City Creative Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 73.4% 1.40x 8.9%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$56,500,000	100.0%	Loan Payoff	$22,209,765	39.3%
			Reserves	$5,412,174	9.6%
			Closing Costs	$786,092	1.4%
			Return of Equity	$28,091,970	49.7%
Total Sources	$56,500,000	100.0%	Total Uses	$56,500,000	100.0%

The Borrower / Sponsor. The borrower, Hayden and National, L.P., is a single purpose Delaware limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and nonrecourse carve-out guarantors are Frederick N. Smith and Laurie M. Smith on a joint and several basis.

Samitaur Constructs, owned and founded by Frederick N. Smith and Laurie M. Smith, is a highly experienced diversified and multi‐functional design, development, construction, leasing, and property management firm that has been operating in Los Angeles for over 35 years. The firm has developed approximately 1.0 million square feet of innovative office and studio space valued at more than $180.0 million, in the city of Los Angeles. Samitaur Constructs is best known for its development of the Hayden Tract area of Culver City and has won numerous awards for its design and construction.

The Property. The Culver City Creative Office Property consists of 10 office buildings totaling 157,491 sq. ft. located at 3520-3528, 3530-3536, 3540A-3542A Hayden Avenue and 8536 National Boulevard within the Hayden Tract in Culver City, California. Additionally, the Culver City Creative Office Property includes a parking structure with a 12,730 sq. ft. roof-top office suite, known as the Pterodactyl Building, which is currently in the late stages of development with an anticipated completion date by the end of 2014. The Culver City Creative Office Property was originally constructed in 1946 as an industrial building and has been renovated multiple times, the most recent of which was in 2014 with the Pterodactyl Building. The Culver City Creative Office Property is part of a larger 12 building creative office park, known as Conjunctive Points, which includes a shared center surface parking lot and three-story parking structure. Along with the parking structure, there are 754 parking spaces, which equates to 4.84 spaces per 1,000 sq. ft. The Culver City Creative Office Property is also located approximately one block from the new Exposition Light Rail line and is near Interstate-10 and Interstate-405, two major highway systems in the Los Angeles metropolitan area. The Culver City Creative Office Property is located in the Alquist-Priolo earthquake fault zone. For additional information see “Risk Factors—Risks Related to the Mortgage Loans—Geographic Concentration Exposes Investors to Greater Risk of Default and Loss” in the free writing prospectus.

As of September 4, 2014, the Culver City Creative Office Property was 97.9% leased to 15 tenants, with the five largest tenants, representing 57.6% of the net rentable sq. ft. The Culver City Creative Office Property has maintained 97.7% occupancy since 2012 and has used most of the vacant office space as sponsor storage.

Environmental Matters. The Phase I environmental report, dated June 27, 2014, prepared in connection with the origination of the Culver City Creative Office Loan revealed no evidence of recognized environmental conditions in connection with the property. The report recommended the implementation of an asbestos operations and maintenance program, which was in place at origination.

Major Tenants.

RealD (28,199 sq. ft., 17.9% of NRA, 21.1% of U/W Base Rent). RealD Inc. (“RealD”) (NYSE: RLD) operates as a licensor of 3D and other visual technologies worldwide. The company designs, manufactures, licenses, and markets RealD cinema systems that enable digital cinema projectors to show 3D motion pictures and alternative 3D content to consumers wearing its RealD eyewear. RealD 3D technology has been used by many consumer electronics companies, component manufacturers and broadcasters to deliver the digital 3D entertainment experience to televisions, computers, home theaters, and consumer electronic devices. RealD executed a letter of intent and is in the process of negotiating a leasing agreement to occupy the 28,199 sq. ft. currently leased by Ogilvy & Mather. The lease agreement has an anticipated commencement date 90 days following the delivery of the space, which is anticipated to be in the fourth quarter of 2014. If RealD does not execute a new lease, Ogilvy & Mather will remain as the tenant under the current lease which expires in October 2016. Ogilvy & Mather is one of the largest marketing communications companies in the world with more than 500 offices in 126 countries.

MediaNaviCo, LLC (“M-GO”) (20,480 sq. ft., 13.0% of NRA, 13.1% of U/W Base Rent). M-GO is a pay‐as‐you‐go digital entertainment service that provides instant access to movies and television shows on streaming media devices, smart television, computers and portable devices. M-GO is venture-backed by Dreamworks Animation and Technicolor and has digital licensing agreements with companies such as NBCUniversal, Paramount, Lionsgate, 20th Century Fox, Warner Brothers, Sony Pictures, DreamWorks, Starz, CBS, and Disney. M-GO has one 3-year renewal option with at least 10 months’ notice at fair market rent and no termination options.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Culver City, CA 90232	Collateral Asset Summary – Loan No. 5 Culver City Creative Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 73.4% 1.40x 8.9%

Wild Card Media (18,091 sq. ft., 11.5% of NRA, 11.4% of U/W Base Rent). Wild Card Media is a theatrical advertising agency that creates theatrical motion picture campaigns, on-air promotions, interactive game advertising and entertainment-related marketing materials. Wild Card Media, founded in 2007 by Nick Temple, has worked on major studio campaigns for movies such as Man of Steel, Lincoln, Life of Pi, The Great Gatsby, Oblivion, Lone Survivor and Prometheus, among others. Wild Card Media has two 3-year renewal options with at least 10 months notice at fair market rent and has no termination options.

The Market. The Culver City Creative Office Property is located in the Hayden Tract submarket within the Los Angeles office market. Hayden Tract, an 86-acre district, is located approximately halfway between downtown Los Angeles and Santa Monica. The area is known for its architectural style and is home to such companies as Beats by Dre, Nike, Red Bull, Eric Owen Moss Architects, Tennis Channel, Perry Ellis and Rock+Republic, among others. The 2014 population within a 5-mile radius of the Culver City Creative Office Property is 914,270, and the 2014 average household income within a 1, 3, and 5-mile radius is $73,026, $78,899, and $78,357, respectively.

Hayden Tract is in close proximity to two major freeways, the Santa Monica Freeway Interstate-10 and the San Diego Freeway Interstate-405 and is within blocks of the new passenger rail service Exposition Light Rail line. The Exposition Light Rail line (the “Expo Line”) currently connects downtown Los Angeles to its surrounding areas, including the University of Southern California and Culver City, and is being expanded to extend out to Santa Monica. The metropolitan transportation authority estimate this rail line could be one of the most heavily traveled in the United States, with nearly 64,000 passengers a day expected by 2030. Phase I of the Expo Line, which connects downtown Los Angeles and Culver City, was completed in April 2012 and Phase II of the Expo Line project, which connects Culver City to Santa Monica, is scheduled for completion in 2015. Rail service in the area is also provided by Amtrak and Metrolink. The Los Angeles International Airport, which is the fifth busiest airport in the world and third busiest in the United States, is approximately five miles south of the Culver City Creative Office Property. The Long Beach Airport and the Burbank Airport are also within 25 miles of the property. Culver City bus provides public transit service on seven regular routes that cover 25.5 square miles of Westside communities and 52 compressed natural gas (CNG) buses provide service during peak weekday hours, carrying over 5.0 million passengers annually.

According to brokers in this market, the tenants who prefer creative office space do not typically consider more traditional Class A office buildings. Thus, the traditional office market reports do not accurately reflect the strength of this submarket. A local brokerage company tracking creative office space reported a 6.3% creative office submarket vacancy in the first quarter of 2014, a 480 basis point decrease from the prior year. In addition, the creative space submarket has historically generated higher rents and lower vacancies than traditional space in the market. Creative office asking rents for Culver City and West Los Angeles were $35.64 PSF during the first quarter of 2014, a 9.2% increase over first quarter 2013.

Based on comparable properties, the appraiser concluded a market rent of $33.60 PSF modified gross for all the space at the Culver City Creative Office Property except for the Pterodactyl Building, which was estimated at $39.00 PSF modified gross. The appraiser estimated tenant improvements at $15.00 PSF for new leases and $5.00 PSF for renewals. Additionally, the appraisal identified seven sales comparables that ranged from $307 PSF to $672 PSF. The most comparable competitive set of properties can be seen in the subsequent chart:

Competitive Set(1)
Property	Distance From Subject	Major Tenants	Year Built / Renovated	Total Building Lease Area (Sq. Ft.)	Total Building Occupancy %	Property Type
Culver City Creative Office Property	NAP	RealD, M-GO	1946 / 2014	157,491(2)	97.9%(2)	Creative Office
5900 Blackwelder	0.1 miles	Gentleman Scholar	1978 / 2014	42,498	100.0%	Creative Office
3562-3582 Eastham	0.3 miles	Bidz.com	1952 / 2000	70,700	100.0%	Creative Office
Conjunctive Points	0.1 miles	Nike	1948 / 2006	57,489	100.0%	Creative Office
Conjunctive Points – Hayden/National	0.1 miles	Red Bull	1997	52,332	99.2%	Creative Office
Tennis Channel Building	0.1 miles	Tennis Channel	1949	14,380	100.0%	Creative Office
Hayden Creative	0.3 miles	Beats by Dre	1976 / 2014	32,755	100.0%	Creative Office
(1)	Source: Appraisal
(2)	Based on rent roll dated September 4, 2014

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Culver City, CA 90232	Collateral Asset Summary – Loan No. 5 Culver City Creative Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 73.4% 1.40x 8.9%

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	T-12 3/31/2014	U/W	U/W PSF
Base Rent(1)	$3,693,445	$3,862,670	$4,077,703	$5,277,376	$33.51
Value of Vacant Space	0	0	0	108,702	0.69
Gross Potential Rent	$3,693,445	$3,862,670	$4,077,703	$5,386,078	$34.20
Total Recoveries	392,292	340,218	339,479	394,479	2.50
Total Other Income	960,484	1,051,249	1,096,404	1,096,404	6.96
Less: Vacancy(2)	0	0	0	(289,028)	(1.84)
Effective Gross Income	$5,046,221	$5,254,136	$5,513,585	$6,587,932	$41.83
Total Operating Expenses	1,209,564	1,385,011	1,327,308	1,544,987	9.81
Net Operating Income	$3,836,656	$3,869,125	$4,186,277	$5,042,945	$32.02
TI/LC	0	0	0	268,457	1.70
Capital Expenditures	0	0	0	23,624	0.15
Net Cash Flow	$3,836,656	$3,869,125	$4,186,277	$4,750,864	$30.17

(1)	U/W Base Rent includes $155,813 in contractual step rent through September 2015.
(2)	U/W Vacancy represents 5.0% of gross income. The Culver City Creative Office Property has maintained 97.7% occupancy since 2012.

Property Management. The Culver City Creative Office Property is managed by Samitaur Constructs, a borrower affiliate.

Lockbox / Cash Management. The Culver City Creative Office Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender. Prior to a Trigger Event (as defined herein), all sums deposited into the clearing account will be transferred into the borrower’s operating account. Following a Trigger Event, any sums on deposit in the clearing account will be transferred on a daily basis to an account controlled by the lender.

A “Trigger Event” will commence upon the occurrence of (i) an event of default or (ii) if the debt service coverage ratio falls below 1.10x on the last day of any calendar quarter. A Trigger Event will cease to exist upon (a) with respect to clause (i) above, such event of default has been cured and (b) with respect to clause (ii) above, the debt service coverage ratio equals or exceeds 1.15x for two consecutive quarters.

Initial Reserves. At loan closing, the borrower deposited (i) $124,195 into a tax reserve account, (ii) $134,767 into the TI/LC reserve account, (iii) $591,588 into a free rent reserve account ($100,137 of which is related to Anonymous Content), (iv) $631,658 into a RealD free rent reserve account (which amount is equal to seven months of free rent permitted under the RealD lease) (v) $2,000,000 into a RealD holdback reserve account (as described below) and (vi) $1,929,966 into an Omelet holdback reserve account (as described below).

RealD Holdback. At loan closing, the borrower deposited $2,000,000 into the RealD Holdback reserve account, which amount will be held by the lender as additional collateral for the Culver City Creative Office Loan; provided, however, the borrower may request the release of a portion of such amounts, provided no event of default is continuing, for tenant improvement allowances and leasing commissions incurred in connection with the RealD space (or in the event that RealD terminates its lease, a replacement tenant for such space). In addition, at such time as either the tenant has satisfied certain occupancy conditions or the Culver City Creative Office Property has achieved a debt yield of at least 8.0% for two consecutive quarters, amounts in the RealD Holdback reserve will be released to the borrower.

Omelet Holdback. At loan closing, the borrower deposited $1,929,966 into an Omelet Holdback reserve account, which amount will be held by the lender as additional collateral for the Culver City Creative Office Loan; provided, however, the borrower may request the release of a portion of the funds from the Omelet Holdback reserve, provided no event of default is continuing, for tenant improvement allowances, leasing commissions and capital expenditures incurred in connection with the Omelet space (or in the event that Omelet terminates its lease, a replacement tenant for such space). In addition at such time that Omelet or the applicable replacement tenant(s) have satisfied certain occupancy conditions, amounts in the Omelet Holdback reserve will be released to the borrower.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $17,742, into a tax reserve account, (ii) $2,625 into a replacement reserve account, and (iii) $22,371 into a TI/LC reserve account, subject to a TI/LC reserve cap equal to 24 times the then required monthly reserve deposit (currently $536,904). In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Culver City, CA 90232	Collateral Asset Summary – Loan No. 5 Culver City Creative Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 73.4% 1.40x 8.9%

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Culver City, CA 90232	Collateral Asset Summary – Loan No. 5 Culver City Creative Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 73.4% 1.40x 8.9%

CARTIFACT
Culver City Creative Office
3520-3528, 3530-3536,
3540A-3542A Hayden Avenue and
8536 National Boulevard
Culver City, CA 90232
HOLLYWOOD HILLS
HOLLYWOOD
West Hollywood
Beverly Hills
Los Angeles
MID-CITY
Santa Monica
Culver City
Marina del Rey
Playa Vista
Inglewood
El Segundo
LOS ANGELES INTERNATIONAL AIRPORT
SANTA MONICA MUNICIPAL AIRPORT
Skirball Cultural Center
University of Judaism
Mt St Marys College-Chalon Campus
The Getty Center
UCLA
UCLA Medical Center
Drake Stadium
Fowler Museum
WESTWOOD VILLAGE
WESTWOOD
BRENTWOOD
WESTSIDE
SAWTELLE
WEST LOS ANGELES
BEL AIR ESTATES
HOLMBY HILLS
BEVERLY GLEN
TROUSDALE ESTATES
Greystone Mansion
SUNSET STRIP
MELROSE AVENUE
GOLDEN TRIANGLE
CENTURY CITY
Westfield Century City
20th Century Fox Studios
Museum of Tolerance
Cedars Sinai Medical Ctr
Beverly Center
Pacific Design Center
CBS TV
The Grove
Farmers Market
LACMA
La Brea Tar Pits
MIRACLE MILE
PURPLE LINE (PLANNED)
RED LINE
EXPO LINE
EXPO LINE (PHASE 2)
FAIRFAX/ LITTLE ETHIOPIA
PICO-ROBERTSON
CHEVIOT HILLS
La Cienega Plaza
Kaiser Permanente Medical Center
BALDWIN VILLAGE
BALDWIN VISTA
JEFFERSON PARK
LEIMERT PARK
Santa Barbara Plaza
Culver Studios
DOWNTOWN CULVER CITY
Sony Studios
PALMS
MAR VISTA
Westside Pavilion
Santa Monica Studios
Santa Monica College
THIRD STREET PROMENADE
OCEAN PARK
MAIN STREET
Santa Monica Pier
Venice Beach
VENICE
Villa Marina Marketplace
DEL REY
Holy Cross Cemetery
Kindred Hospital
Fox Hills Mall
FOX HILLS
VIEW PARK WINDSOR HILLS
CRENSHAW
HYDE PARK
VERMONT KNOLLS
Loyola Marymount University
WESTCHESTER
Otis College of Art & Design
Northrop-Rice Aviation Inst.
Univ. of West LA
Centinella Freeman Regional Medical Ctr
Inglewood Park Cemetery
The Great Western Forum
Hollywood Park
Centinella Hospital
LENNOX
Griffith Park
Lake Hollywood
Ford Amphitheatre
Hollywood Bowl
Hollywood & Highland
Walk of Fame
Henson Studios
Sunset & Gower Studios
The Lot
Paramount Studios
WINDSOR SQUARE
HANCOCK PARK
LARCHMONT VILLAGE
COUNTRY CLUB PARK
St Elmo Village
Veterans Administration Medical Center
Pasadena
Burbank
Long Beach
Anaheim
Santa Ana
PACIFIC OCEAN

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 6 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.7% 1.73x 7.9%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 6 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.7% 1.73x 7.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Recapitalization
Sponsors:	Robert Wolf; Paul Wasserman; Normandy Real Estate Fund III, LP
Borrowers:	W 80 Maiden Owner LLC; NK 80 Maiden Owner, LLC; Wassco LLC
Original Balance(1):	$55,000,000
Cut-off Date Balance(1):	$55,000,000
% by Initial UPB:	4.7%
Interest Rate:	4.2645%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2019
Amortization:	Interest Only
Additional Debt(1):	$90,000,000 Pari Passu Debt
Call Protection:	L(25), D(31), O(4)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$872,250	$290,750
Insurance:	$185,141	$15,428
Replacement:	$0	$6,901
TI/LC:	$0	$46,005
Required Repairs:	$312,500	NAP
Recent Leasing(3):	$1,805,502	NAP

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:	$263
Balloon Balance / Sq. Ft.:	$263
Cut-off Date LTV:	61.7%
Balloon LTV:	61.7%
Underwritten NOI DSCR(5):	1.83x
Underwritten NCF DSCR(5):	1.73x
Underwritten NOI Debt Yield:	7.9%
Underwritten NCF Debt Yield:	7.5%
Underwritten NOI Debt Yield at Balloon:	7.9%
Underwritten NCF Debt Yield at Balloon:	7.5%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type(6):	CBD Office
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	1810, 1912 / 1986, 1988, 2004, 2013
Total Sq. Ft.(6):	552,064
Property Management:	WNK Maiden Management LLC
Underwritten NOI(7):	$11,457,970
Underwritten NCF:	$10,823,096
Appraised Value:	$235,000,000
Appraisal Date:	July 1, 2014

Historical NOI(7)
2013 NOI:	$7,773,405 (December 31, 2013)
2012 NOI:	$10,967,477 (December 31, 2012)
2011 NOI:	$9,977,116 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	94.1% (April 30, 2014)
2013 Occupancy:	95.1% (December 31, 2013)
2012 Occupancy:	99.0% (December 31, 2012)
2011 Occupancy:	99.0% (December 31, 2011)
(1)
The Original Balance and Cut-off Date Balance of $55.0 million represent the non-controlling Note A-2 of a $145.0 million whole loan (the “80 and 90 Maiden Lane Loan Combination”) evidenced by two pari passu notes. The pari passu companion loan is the controlling Note A-1 with a Cut-off Date Balance of $90.0 million, which was securitized in the COMM 2014-LC17 transaction.

(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)	The Recent Leasing reserve represents $1,100,000 of tenant improvements for NYC DOI, $60,049 of tenant improvements for United Cerebral Palsy and $645,453 in free rent associated with NYC DOI.
(4)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 80 and 90 Maiden Lane Loan Combination.
(5)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.34x and 1.26x, respectively.

(6)	The 80 and 90 Maiden Lane Property has 29,146 sq. ft. of retail space (5.3% of NRA) leased to eight tenants.
(7)
The decrease in NOI from 2012 to 2013 and the subsequent increase to Underwritten NOI was primarily due to two major tenants, SUNY and Met Council, vacating the 80 and 90 Maiden Lane Property. These two spaces were re-leased to Catholic Charities of NY in November 2013 and Accion East in March 2013. Additionally, since 2013, 14 tenants totaling 102,259 sq. ft. have either executed new leases or expanded their current space at the 80 and 90 Maiden Lane Property.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 6 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.7% 1.73x 7.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Office Tenants
NY Dept of Investigation	AA/Aa2/AA	107,668	19.5%	$33.79	21.1%	7/31/2025(2)
Office of Children & Family Services	AA/Aa2/AA	45,924	8.3%	$30.70	8.2%	12/31/2015(3)
United Cerebral Palsy	NR/NR/NR	30,121	5.5%	$30.82	5.4%	8/31/2023
NYC Dept of Education	AA/Aa2/AA	26,474	4.8%	$39.41	6.1%	7/31/2020(4)
Catholic Charities of NY	NR/NR/NR	26,438	4.8%	$27.39	4.2%	4/30/2029(5)
Total Major Office Tenants		236,625	42.9%	$32.73	45.0%
Remaining Office Tenants		253,615	45.9%	$31.14	45.9%
Total Occupied Office Tenants		490,240	88.8%	$31.91	90.9%
Vacant Office		32,678	5.9%
Total Office		522,918	94.7%

Retail Tenants
Duane Reade	NR/Baa1/BBB	7,530	1.4%	$49.01	2.1%	7/31/2017
Gristedes Foods Inc.	NR/NR/NR	7,500	1.4%	$69.00	3.0%	9/30/2027
Mala Dees Stores	NR/NR/NR	3,440	0.6%	$39.56	0.8%	5/31/2019
Gerasimos Inc.	NR/NR/NR	3,300	0.6%	$29.53	0.6%	8/31/2019
Jersey Mikes	NR/NR/NR	3,200	0.6%	$100.00	1.9%	7/31/2023
Total Major Retail Tenants		24,970	4.5%	$57.67	8.4%
Remaining Retail Tenants		4,176	0.8%	$31.95	0.8%
Total Occupied Retail Tenants		29,146	5.3%	$53.99	9.1%
Vacant Retail		0	0.0%
Total Retail		29,146	5.3%
Total		552,064	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
NY Dept of Investigation (“NYC DOI”) has a one-time right to terminate its expansion space lease for 7,693 sq. ft. on the 14th floor on June 30, 2016 with at least six months prior notice and payment of $60,996. On June 30, 2022, NYC DOI may freely release the 14th floor at no cost with at least six months prior notice. NYC DOI has the right to terminate its expansion space lease upon borrowers’ failure to complete the required work at this space. The borrowers have notice and cure rights prior to a termination of the expansion space. All costs associated with such tenant improvement work have been reserved with lender. The 80 and 90 Maiden Lane Loan is structured with an excess cash flow sweep upon certain triggers related to the NYC DOI tenant. See “Lockbox / Cash Management” herein.

(3)
The Office of Children & Family Services has the right to freely terminate 3,942 sq. ft. of its space on the fourth floor with at least six months prior notice. Additionally, the Office of Children & Family Services is permitted to terminate its lease at any time its government appropriations are not available or allocated for lease obligations. The Office of Children & Family Services has one, 5-year renewal option.

(4)	The NYC Dept of Education can freely terminate its lease with 180 days prior notice.
(5)	Catholic Charities of NY has one, 5-year renewal option.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 6 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.7% 1.73x 7.9%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative% of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM(2)	1	15,170	2.7%	15,170	2.7%	$6.16	0.5%	0.5%
2014	3	6,087	1.1%	21,257	3.9%	$38.94	1.4%	1.9%
2015	9	78,735	14.3%	99,992	18.1%	$33.61	15.4%	17.3%
2016	8	55,723	10.1%	155,715	28.2%	$29.82	9.7%	26.9%
2017	14	59,825	10.8%	215,540	39.0%	$33.22	11.5%	38.5%
2018	4	9,016	1.6%	224,556	40.7%	$39.93	2.1%	40.6%
2019	6	22,658	4.1%	247,214	44.8%	$35.79	4.7%	45.3%
2020	4	42,674	7.7%	289,888	52.5%	$36.07	8.9%	54.2%
2021	3	17,187	3.1%	307,075	55.6%	$32.60	3.3%	57.5%
2022	3	8,988	1.6%	316,063	57.3%	$31.56	1.6%	59.1%
2023	5	54189	9.8%	370,252	67.1%	$35.36	11.1%	70.3%
2024	1	7,528	1.4%	377,780	68.4%	$31.93	1.4%	71.7%
Thereafter	3	141,606	25.7%	519,386	94.1%	$34.46	28.3%	100.0%
Vacant	NAP	32,678	5.9%	552,064	100.0%	NAP	NAP
Total / Wtd. Avg.	64	552,064	100.0%			$33.15	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)	The space at the 80 and 90 Maiden Lane Property classified as MTM is owner occupied basement space by AM Property Management.

The Loan. The 80 and 90 Maiden Lane loan (the “80 and 90 Maiden Lane Loan”) consists of the non-controlling Note A-2 with a Cut-off Date Balance of $55.0 million of a fixed rate whole loan in the aggregate original principal amount of $145.0 million (the “80 and 90 Maiden Lane Loan Combination”). The 80 and 90 Maiden Lane Loan Combination is secured by the borrowers’ fee simple interest in two adjacent office buildings totaling 552,064 sq. ft., located at 80 and 90 Maiden Lane, New York City on Maiden Lane between Pearl and William Streets (the “80 and 90 Maiden Lane Property”). Only the non-controlling Note A-2 will be included in the COMM 2014-CCRE20 trust. The controlling Note A-1, with a Cut-off Date Balance of $90.0 million, was securitized in the COMM 2014-LC17 transaction. The 80 and 90 Maiden Lane Loan has a five-year term and interest only payments for the term of the loan. The 80 and 90 Maiden Lane Loan accrues interest at a fixed rate equal to 4.2645% and has a Cut-off Date Balance of $55.0 million. As part of the transaction, a joint venture between Normandy Real Estate Fund III, LP and Kushner Companies (the “Normandy JV”) purchased a 40.5% interest in the 80 and 90 Maiden Lane Property. The proceeds of the 80 and 90 Maiden Lane Loan Combination along with approximately $30.8 million of new cash equity from the Normandy JV were used to retire existing debt of approximately $85.6 million, buyout a partner and restructure the sponsorship, cover closing costs, pay reserves and return approximately $25.3 million of equity to Paul Wasserman and Robert Wolf. Based on the appraised value of $235.0 million as of July 1, 2014, the cut-off date LTV is 61.7% with remaining implied equity of $90.0 million. The most recent prior financing of the 80 and 90 Maiden Lane Property was included in the CSFB 2005-C3 transaction.

The relationship between the holders of the Note A-1 and the Note A-2 will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—Loan Combinations—The 80 and 90 Maiden Lane Loan Combination” in this prospectus supplement.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$90,000,000	$90,000,000	COMM 2014-LC17	Yes
Note A-2	$55,000,000	$55,000,000	COMM 2014-CCRE20	No
Total	$145,000,000	$145,000,000

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 6 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.7% 1.73x 7.9%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$145,000,000	82.5%	Loan Payoff	$85,628,647	48.7%
New Cash Equity	$30,795,329	17.5%	Closing Costs	$11,051,679	6.3%
			Reserves	$3,175,393	1.8%
			Partnership Buyout	$50,678,780	28.8%
			Return of Equity(1)	$25,260,829	14.4%
Total Sources	$175,795,329	100.0%	Total Uses	$175,795,329	100.0%
(1)	As part of the transaction, a joint venture between Normandy Real Estate Fund III, LP and Kushner Companies purchased a 40.5% interest in the 80 and 90 Maiden Lane Property.

The Borrowers / Sponsor. The borrowers are W 80 Maiden Owner LLC, NK 80 Maiden Owner, LLC and Wassco LLC as tenants in common. The sponsors of the borrowers and the non-recourse carveout guarantors are Normandy Real Estate Fund III, LP and Paul Wasserman, on a joint and several basis, and Robert Wolf (only with respect to acts, events or matters that relate to W 80 Maiden Owner LLC). Each borrower is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. In addition to the non-recourse carveouts, the guarantors guaranteed payment under certain leases.  For additional information, see “Risk Factors—Risks Related to the Mortgage Loans—Risks Related to Loan Sponsor Guaranties” in this prospectus supplement.

Normandy Real Estate Fund III, LP is an investment fund operated by Normandy Real Estate Partners (“Normandy”). Normandy was founded in 2002 and is headquartered in Morristown, New Jersey. Normandy has acquired or developed over 25.0 million sq. ft. of commercial space, 2,500 residential units, 1,100 hotel rooms, and numerous land development sites across the Northeast and Mid-Atlantic region through various funds. Normandy currently has over 110 employees, and manages approximately $1.5 billion of equity capital and 15.5 million sq. ft. of commercial space.

Paul Wasserman is the managing partner of A.M. Property Holding Corporation, which currently operates approximately 2.5 million sq. ft. of real estate in Manhattan and Long Island.

Robert Wolf currently manages his family’s real estate holdings. Mr. Wolf currently has ownership interest in 18 commercial properties, 24 residential assets, five land sites, and two hotel assets valued at over $2 billion.

The Property. The 80 and 90 Maiden Lane Property is comprised of two adjacent landmarked office buildings, 80 Maiden Lane, a 25-story office building that was built in 1912 and having recent renovations in 2004 and 2013, and 90 Maiden Lane, a four-story office property built in 1810 and having recent renovations in 2004 and 2013. The 80 and 90 Maiden Lane Property totals 552,064 sq. ft. and is comprised of 522,918 sq. ft. of office space and 29,146 sq. ft. of retail space. As of April 30, 2014, the office space (90.9% of U/W Base Rent) was approximately 93.8% occupied and the retail space (9.1% of U/W Base Rent) was 100.0% occupied. The 80 and 90 Maiden Lane Property is 34.0% leased (by NRA) to investment grade tenants. Office floor plates in the 80 Maiden Lane building are between 20,000 sq. ft. and 21,000 sq. ft. and are serviced by 12 passenger elevators and two freight elevators. Office floor plates in the 90 Maiden Lane building are 6,686 sq. ft. and are serviced by one passenger elevator and one freight elevator. The 80 and 90 Maiden Lane Property has experienced significant recent leasing activity, with 20 tenants either signing new leases, renewing their leases or extending their leases since 2012.

The 80 and 90 Maiden Lane Property is located in the Insurance District of Downtown Manhattan, between William and Pearl Streets. The Insurance District is located north of the Financial East District and east of the World Trade Center District. The 80 and 90 Maiden Lane Property is located proximate to multiple subway stations that service the 2, 3, J, Z, 5 and 6 trains with access to both Grand Central Terminal and Penn Station. Additionally, the 80 and 90 Maiden Lane Property is in close proximity to the Pier 11 Ferry Terminal.

Environmental Matters. The Phase I environmental report dated July 21, 2014 recommended the development and implementation of an asbestos operation and maintenance plan at the 80 and 90 Maiden Lane Property, which is currently in place.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 6 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.7% 1.73x 7.9%

Major Tenants.

NY Dept of Investigation (107,668 sq. ft.; 19.5% of NRA; 21.1% of U/W Base Rent) The NY Dept of Investigation (“NYC DOI”) (rated AA/Aa2/AA by Fitch/Moody’s/S&P) was founded in the 1870s, and is one of the oldest law-enforcement agencies in the country. The NYC DOI serves the Mayor and the people of New York City as an independent and nonpartisan watchdog for the New York City government. The NYC DOI has recently expanded at the 80 and 90 Maiden Lane Property with additional leases through July 2025, and has been in occupancy at the 80 and 90 Maiden Lane Property since 1995. The NY DOI lease is signed by The City of New York. The NYC DOI has a one-time right to terminate its lease with respect to the 14th floor expansion space effective June 30, 2016 or June 30, 2022 upon six months prior notice.  If NYC DOI elects to terminate its space on June 30, 2016, the tenant will pay a termination fee of $60,996.

Office of Children & Family Services (45,924 sq. ft.; 8.3% of NRA; 8.2% of U/W Base Rent) The Office of Children & Family Services (rated AA/Aa2/AA by Fitch/Moody’s/S&P) is responsible for the oversight of protective services for adults, children and other adult services provided through the local departments of social services. The Office of Children & Family Services also provides information on adoption, day care, child protective service, and services for the blind and visually handicapped. The Office of Children & Family Services lease is signed by the State of New York. The Office of Children & Family Services has an ongoing right to terminate its lease with respect to 3,942 sq. ft. upon six months prior notice.

United Cerebral Palsy (30,121 sq. ft.; 5.5% of NRA; 5.4% of U/W Base Rent) Founded in 1949, United Cerebral Palsy (“UCP”) is an international nonprofit charitable organization consisting of a network of nearly 100 affiliates. UCP provides direct services, technology and advocacy to more than 176,000 children and adults with cerebral palsy and other disabilities. United Cerebral Palsy of New York, in particular, offers more than 75 comprehensive programs including medical, clinical, education, technological, residential and rehabilitative services to over 14,000 New York City residents and families annually.

The Market.

Insurance District Office Submarket
The 80 and 90 Maiden Lane Property is located in the Insurance District office submarket of Downtown Manhattan, which is bound by Pine Street, William Street, Liberty Street, Broadway, Park Row and the Brooklyn Bridge. As of Q1 2014, the downtown Class B office market was comprised of 26,839,119 sq. ft. with a vacancy rate of 8.5% and an average rental rate of $39.58 PSF, while the Insurance District submarket was comprised of approximately 13.7 million sq. ft. with a vacancy rate of 12.5% and an average rental rate of $37.67. The downtown office market absorbed nearly 933,000 sq. ft. of space during Q1 2014 and has seen three consecutive quarters of positive absorption. The appraiser analyzed a set of ten comparable leases within the immediate competitive area of the 80 and 90 Maiden Lane Property and concluded an office market rent of $37.73 PSF. Underwritten weighted average office rents at the 80 and 90 Maiden Lane Property are currently $33.15 PSF, approximately 12.1% below the appraisal’s concluded office market rent. The chart below summarizes the comparable set as determined by the appraisal.

Comparable Set(1)
Building	Tenant	Leased Area (Sq. Ft.)	Initial Rent PSF	Lease Commencement Date	Lease Term (yrs)
80 and 90 Maiden Lane Property	Various	552,064(2)	$33.15(2)	Various	Various
75 Broad Street	Blue Engine, Inc.	5,850	$40.00	Jun-2014	7
75 Broad Street	Cooper Carry	4,174	$37.00	May-2014	7
100 Broadway	Parson’s Corporation	17,392	$40.00	May-2014	6
123 William Street	Sumall	12,658	$44.00	Apr-2014	10
60 Broad Street	XenoPsi Media	12,820	$40.00	Apr-2014	13
123 William Street	Dept. of Citywide Admin. Services	16,161	$41.34	Apr-2014	15
50 Broad Street	Man Made Music	10,629	$39.00	Mar-2014	13
25 Broad Street	Teach For America	172,775	$31.00	Feb-2014	18
40 Wall Street	Hadassah	46,175	$34.00	Feb-2014	20
80 Broad Street	Mekanism	10,110	$40.00	Feb-2014	10
Total / Wtd. Avg.(3)		308,744	$34.23		16.14
(1)	Source: Appraisal
(2)	Based on underwritten rent roll dated April 30, 2014.
(3)	Total / Wtd. Avg. excludes the 80 and 90 Maiden Lane Property.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 6 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.7% 1.73x 7.9%

The appraiser additionally analyzed a set of eight office competitive properties within the immediate area of the 80 and 90 Maiden Lane Property and concluded a market occupancy of 94.4%, in-line with the current physical occupancy at the 80 and 90 Maiden Lane Property as of April 30, 2014 of 94.1% The chart below summarizes the competitive set as determined by the appraisal.

Competitive Set(1)
Building	Leased Area (Sq. Ft.)	Year Built / Renovated	Occupancy
80 and 90 Maiden Lane Property	552,064(2)	1810, 1912 / 1986, 1988, 2004, 2013	94.1%(2)
30 Broad Street	346,900	1932/1985	90.5%
80 Broad Street	352,000	1931/2007	88.5%
100 Broadway	304,538	1922/1998	97.2%
111 Broadway	427,598	1905/1989	98.1%
115 Broadway	409,596	1907/NAV	85.7%
120 Broadway	1,916,700	1915/NAV	94.7%
59 Maiden Lane	1,043,007	1965/NAV	100.0%
83 Maiden Lane	135,955	1958/1987	80.6%
Total / Wtd. Avg.(3)	4,936,294		94.4%
(1)	Source: Appraisal.
(2)	Based on underwritten rent roll dated April 30, 2014.
(3)	Total / Wtd. Avg. excludes the 80 and 90 Maiden Lane Property.

Insurance District Retail Submarket
The 80 and 90 Maiden Lane Property is located in the Insurance District retail submarket within Downtown Manhattan. As of Q1 2014, the downtown retail market has seen the most leasing activity since Q1 2004, with over 1.7 million sq. ft. of absorption. The appraiser analyzed a set of six comparable leases and concluded a weighted average retail market rent of $89.33 PSF. Underwritten weighted average retail rents at the 80 and 90 Maiden Lane Property are currently $53.99 PSF, approximately 39.6% below the appraiser’s concluded weighted average retail market rent.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$15,755,676	$16,573,901	$14,343,375	$17,215,796	$31.18
Value of Vacant Space	0	0	0	1,176,408	2.13
Gross Potential Rent	$15,755,676	$16,573,901	$14,343,375	$18,392,204	$33.32
Total Recoveries(2)	1,432,590	1,477,474	1,451,554	2,009,687	3.64
Total % Rents	0	0	0	0	0.00
Total Other Income	0	0	0	0	0.00
Less: Vacancy(3)	0	0	0	(1,176,408)	(2.13)
Effective Gross Income	$17,188,266	$18,051,375	$15,794,929	$19,225,483	$34.82
Total Operating Expenses(4)	7,211,150	7,083,898	8,021,524	7,767,513	14.07
Net Operating Income	$9,977,116	$10,967,477	$7,773,405	$11,457,970	$20.75
TI/LC	0	0	0	552,064	1.00
Capital Expenditures	0	0	0	82,810	0.15
Net Cash Flow	$9,977,116	$10,967,477	$7,773,405	$10,823,096	$19.60
(1)
U/W Base Rent includes $1,402,249 of contractual rent increases through July 2015 and rent averaging for credit tenants with lease expirations beyond the maturity of the 80 and 90 Maiden Lane Loan. Additionally, since 2013, 14 tenants totaling 102,259 sq. ft. have either executed new leases or expanded their current space at the 80 and 90 Maiden Lane Property.

(2)	The increase in Total Recoveries from 2013 to U/W is primarily due to the recent leasing activity noted in Footnote (1) above.
(3)	U/W Vacancy is based on the current economic vacancy of 5.8%, above the appraisers concluded vacancy of 5.6%.
(4)	2013 Total Operating Expenses include one-time costs related to Hurricane Sandy.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 6 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.7% 1.73x 7.9%

Property Management. The 80 and 90 Maiden Lane Property is managed by WNK Maiden Management LLC, an affiliate of the borrowers.

Lockbox / Cash Management. The 80 and 90 Maiden Lane Loan Combination is structured with a springing hard lockbox and springing cash management. Upon the first occurrence of a Cash Management Period (as defined below), the borrowers are required to instruct all tenants to deposit all rents and other payments into the lockbox account controlled by the lender during the continuance of a Cash Management Period. During the continuance of any Cash Management Period, all funds in the lockbox account are swept daily to a lender controlled cash management account and disbursed in accordance with the 80 and 90 Maiden Lane Loan documents, with all excess cash flow deposited into a lender controlled cash collateral account.

A “Cash Management Period” will occur upon the occurrence of a Cash Trap Period (as defined below).

A “Cash Trap Period” will occur upon (i) an event of default, (ii) the failure of the borrowers after the end of two consecutive calendar quarters to maintain a debt service coverage ratio (based on the interest only payments over the trailing 12 calendar months) of at least 1.05x, until the debt service coverage ratio after the end of two consecutive calendar quarters (based on the interest only payments over the trailing 12 calendar months) is at least equal to 1.10x, and (iii) the commencement of a NYC DOI Cash Trap Period (as defined below).

A “NYC DOI Cash Trap Period” will occur upon (i) NYC DOI delivering written notice to terminate, surrender or cancel its lease or any portion of its space in excess of 45,000 sq. ft., or otherwise vacating, surrendering or terminating all or any portion of its space in excess of 45,000 sq. ft. or (ii) the date upon which NYC DOI delivers written notice to terminate, surrender or cancel its lease based on (x) the borrowers failing to commence the existing tenant improvement work or (y) the borrowers failing to perform their obligations related to the build-out of the existing demised premises.

Initial Reserves. At closing, the borrowers deposited (i) $872,250 into a tax reserve account, (ii) $185,141 into an insurance reserve account, (iii) $1,100,000 into a NYC DOI TI reserve account, (iv) $60,049 into a United Cerebral Palsy TI reserve account, (v) $645,453 into a free rent reserve account for rent associated with the NYC DOI and (vi) $312,500 into a required repairs account for an emergency generator, which represents approximately 125% of the engineer’s estimated cost of the required repairs.

Ongoing Reserves. On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $290,750, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $15,428, into an insurance reserve account (iii) $46,005 into a TI/LC reserve account, subject to a cap of $2,000,000 and (iii) $6,901 ($0.15 PSF annually) into a capital expenditure reserve account, subject to a cap of $300,000.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 6 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.7% 1.73x 7.9%

80 MAIDEN LANE

Floor
25
NY Dept of Investigation 21,000 SF 6/2025
24
Office of Children & Family Services 21,000 SF 12/2015
23
Office of Children & Family Services 21,000 SF 12/2015
22
Ethis Communications 4,500 SF 11/2016
NY Dept of Investigation 5,950 SF 6/2025
Thurgood Marshall Scholarship 5,388 SF 6/2016
DELMA Properties 5,162 SF 9/2015
21
RDI Soutions LLC 1,596 SF 11/2018
Freelancers Insurance 7,528 SF 1/2024
Village Voice LLC 11,879 SF 11/2020
20
NYC Dept of Education 21,000 SF 7/2020
19
Starr Whitehouse 2,810 SF 12/2018
Richard Wright 1,820 SF 12/2018
NYC Dept of Education 5,474 SF 7/2020
NYC Dept of Investigation 10,896 SF 7/2025
18
NYC Dept of Investigation 21,000 SF 7/2025
17
NYC Dept of Investigation 21,000 SF 7/2025
16
NYC Dept of Investigation 21,000 SF 7/2025
15
Gary Shoemaker Architecture 2,658 SF 10/2016
Wasser & Ruse 2,672 SF 8/2017
Vacant 3,902 SF
Inwood House 8,523 SF 8/2016
Intl Gay & Lesbian Human Rights Commission 3,245 SF 7/2020
14
NY Dept of Investigation 7,693 SF 7/2025
Vacant 1,549 SF
Management Office 1,885 SF
Catholic Charities of NY 6,088 SF 4/2029
Mata Management 2,606 SF 12/2022
Dept of Health 529 SF 7/2016
13
Catholic Charities of NY 20,350 SF 4/2029
12
Michael S Lamonsoff 7,227 SF 2/2015
Schmutter, Strull & Fleisch 5,434 SF 12/2015
Teus Cebulash & Landau LLP 2,262 SF 8/2015
Ringler Assoc. Scarsdale 1,664 SF 2/2019
Michael S Lamonsoff 3,763 SF 2/2015
11
Reading Excellence & Discovery 7,856 SF 3/2019
Learning Leaders 10,588 SF 6/2021
10
Vacant 20,350 SF
9
Rehnstrom/ Ottenheim 4,358 SF 7/2022
Pohs Institute 3,747 SF 2/2021
Accion East 7,282 SF 7/2023
Merit Consulting 2,111 SF 10/2017
Empire State Pride Agency 2,852 SF 4/2021
8
United Cerebral Palsy 20,350 SF 8/2023
7
The Glaucoma Foundation 2,062 SF 12/2014
Michael Adest & Co. 1,264 SF 1/2015
Dr. Lloyd Becker 2,024 SF 12/2022
Pampered Holdings 4,650 SF 2/2017
United Cerebral Palsy 5,459 SF 8/2023
Albert G Oliver Program 4,891 SF 8/2015
6
WK Webster Ltd 5,723 SF 6/2019
Rehabilitation Medicine Center of NY 3,006 SF 1/2017
Jennifer Temps 1,202 SF 1/2017
National Urban Technology 4,050 SF 4/2017
E2020, Inc. 6,456 SF 4/2017
5
Simco Engineering 6,007 SF 10/2017
Simco Engineering 2,650 SF 10/2017
CDC, LLC 2,074 SF 2/2018
Palmeri & Gaven 2,950 SF 9/2014
Vacant 3,766 SF
Stephen Doro MD PC 765 SF 8/2016
US Investigative Services 2,204 SF 4/2016
4
Dept. of Health 16,426 SF 7/2016
Office of Children & Family Services 3,924 SF 12/2015
3
Roger Metzger & Assoc. 1,600 SF 1/2017
Invisa Logistic Services 2,879 SF 6/2017
Genesis Capital Group 1,457 SF 8/2017
4G Data Systems Inc. 675 SF 8/2014
Association of Junior Leagues International 11,610 SF 4/2017
Vacant 2,240 SF
2
Lower East Side Service Center 3,260 SF 12/2016
On The Record 1,308 SF 3/2015
United Cerebral Palsy 4,312 SF 8/2023
Lower East Side Service Center 11,470 SF 12/2016
1
Mala Dees Stores, Inc. 3,440 SF 5/2019
Duane Reade 7,540 SF 7/2017
DGT Enterprises 1,500 SF 3/2015
Gerasimos Inc. 3,300 SF 8/2019
Jersey Mikes 3,200 SF 7/2023
G&L Water Bakery Corp. 1,076 SF 10/2020
Basement
AM Property Holding Corp. 10,335 SF
VACANT
Sponsor Affiliated
2014 – 2015
2016 – 2017
2018 – 2019
2020 – 2021
2022+

90 MAIDEN LANE

Floor
4
Ovando, Inc. 6,900 SF 8/2023
3
NY Pelvic Pain 2,536 SF 12/2018
Security Resources 2,205 SF 12/2014
Security Resources 1,945 SF 12/2014
2
Aplhawitt LLC 6,686 SF 6/2023
1
Gristedes Foods Inc. 7,500 SF 9/2027
2014 – 2015
2018 – 2019
2022+

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80 and 90 Maiden Lane New York, NY 10038	Collateral Asset Summary – Loan No. 6 80 and 90 Maiden Lane	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.7% 1.73x 7.9%

TRIBECA
CIVIC CENTER
TWO BRIDGES
FINANCIAL DISTRICT
BATTERY PARK CITY
80 and 90 Maiden Lane
80 and 90 Maiden Lane
New York, NY 10038
BROOKLYN BRIDGE
FDR / SOUTH STREET VIADUCT
BROOKLYN BATTERY TUNNEL
WEST STREET
East River
Hudson River
West New York
Union City
Hoboken
Jersey City
New York
MANHATTAN
QUEENS
BROOKLYN
ASTORIA
LONG ISLAND CITY
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 North La Cienega Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 7 Beverly Connection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,750,000 67.3% 1.51x 7.3%

Marshalls
city

city Level 2
Enter on La Cienega
CVS/pharmacy 24 HOURS

city
CHASE

NORDSTROM RACK

PACIFIC OCEAN
SANTA MONICA
WESTWOOD
UCLA
CENTURY CITY
BEVERLY HILLS
Beverly Hills Golden Triangle
L'Ermitage Hotel
SANTA MONICA BLVD
WILSHIRE BLVD
Four Seasons Hotel
WEST HOLLYWOOD
ROBERTSON BLVD
BURTON WY
Beverlyconnection
Cedars-Sinai Medical Center
Pacific Design Center
CVS pharmacy
MELROSE AVE
SLS Hotel
8500 Burton
Beverly Center
LOEHMANNS
Sofitel Hotel
Luxe @375
LA CIENEGA BLVD
ROSS DRESS FOR LESS
city
TJ·maxx
NORDSTROM RACK
Marshalls
Saks Fifth Avenue OFF 5TH
W. 3RD ST
BEVERLY BLVD

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 North La Cienega Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 7 Beverly Connection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,750,000 67.3% 1.51x 7.3%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Acquisition
Sponsors:	Ben Ashkenazy; Edward S. Gindi; Raymond Gindi
Borrowers:	Bevcon Blue Fee LLC; DK Connections LLC; DK Connections Lease LLC
Original Balance(1):	$43,750,000
Cut-off Date Balance(1):	$43,750,000
% by Initial UPB:	3.7%
Interest Rate:	4.6380%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	Interest Only
Additional Debt(1)(2):	$131,250,000 Pari Passu Debt; $35,000,000 Subordinate Note;
$21,000,000 Mezzanine Loan. Future Mezzanine Debt Permitted
Call Protection(3):	L(26), D(90), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(4)
	Initial	Monthly
Taxes:	$610,000	$300,000
Insurance:	$0	Springing
Replacement:	$0	$7,817
TI/LC:	$0	Springing
Ground Rent:	$147,744	1/12 of Annual Ground Rent
Ground Lease True-Up:	NAP	$50,000
Target Vacancy:	NAP	Springing
Unfunded Obligations:	$7,710,924	NAP

Financial Information(5)
	Mortgage Loan	Loan Combination	Total Debt
Cut-off Date Balance / Sq. Ft.:	$523	$628	$690
Balloon Balance / Sq. Ft.:	$523	$628	$690
Cut-off Date LTV:	67.3%	80.8%	88.8%
Balloon LTV:	67.3%	80.8%	88.8%
Underwritten NOI DSCR(6):	1.56x	1.21x	1.03x
Underwritten NCF DSCR(6):	1.51x	1.17x	1.00x
Underwritten NOI Debt Yield:	7.3%	6.1%	5.6%
Underwritten NCF Debt Yield:	7.1%	5.9%	5.4%
Underwritten NOI Debt Yield at Balloon:	7.3%	6.1%	5.6%
Underwritten NCF Debt Yield at Balloon:	7.1%	5.9%	5.4%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple / Leasehold
Location:	Los Angeles, CA
Year Built / Renovated:	1948 / 1998, 2008, 2012
Total Sq. Ft.:	334,566
Property Management:	AAC Iconic Management LLC; Jones Lang LaSalle Americas, Inc.
Underwritten NOI:	$12,831,563
Underwritten NCF:	$12,403,195
Appraised Value:	$260,000,000
Appraisal Date:	June 11, 2014

Historical NOI
Most Recent NOI:	$10,497,216 (T-12 May 31, 2014)
2013 NOI:	$9,272,373 (December 31, 2013)
2012 NOI:	$4,107,543 (December 31, 2012)
2011 NOI:	$6,024,048 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy(7):	98.4% (June 30, 2014)
2013 Occupancy:	91.5% (December 31, 2013)
2012 Occupancy:	90.1% (December 31, 2012)
2011 Occupancy:	80.8% (December 31, 2011)
(1)
The Original Balance and Cut-off Date Balance of $43.75 million represent the non-controlling Note A-2 that is part of the $175.0 million Beverly Connection Loan Pari Passu Combination that also consists of the controlling Note A-1 and the non-controlling Note A-3.  The Beverly Connection Loan Combination is evidenced by three pari passu notes and one subordinate note with an Cut-off Date Balance of $35.0 million. For additional information, see “The Loan” herein.

(2)	See “Current Mezzanine or Subordinate Indebtedness” and “Future Mezzanine Debt” herein.
(3)	Partial release may be permitted under limited circumstances. See “Partial Release” herein.
(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
(5)
DSCR, LTV, Debt Yield and Balance/Sq. Ft. calculations under the heading “Mortgage Loan” are based on the aggregate Beverly Connection Pari Passu Loan Combination. DSCR, LTV, Debt Yield and Balance/Sq. Ft. calculations under the heading “Loan Combination” are based on the Beverly Connection Loan Combination (which includes the subordinate B-Note). DSCR, LTV, Debt Yield and Balance/Sq. Ft. calculations under the heading “Total Debt” are based on the Beverly Connection Loan Combination plus the existing mezzanine loan.

(6)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR would be 1.19x and 1.15x, respectively.

(7)	Assumes Saks & Company is in occupancy.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 North La Cienega Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 7 Beverly Connection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,750,000 67.3% 1.51x 7.3%

Tenant Summary
Tenant Name	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Renewal / Extension Options	Annual UW Base Rent PSF	Total Sales $ per SF	Occupancy Cost (% of Sales)(2)
CityTarget	A-/A2/A	99,937	29.9%	1/31/2029	6, 5-year options	$25.50	NAP	NAP
Marshalls	NR/A3/A+	34,239	10.2%	9/30/2021	3, 5-year options	$26.29	$473	8.3%
Ross Dress for Less	NR/A3/A-	29,973	9.0%	1/31/2021	2, 5-year options	$42.00	NAP	NAP
Nordstrom Rack	A-/Baa1/A-	29,491	8.8%	9/30/2024	2, 5-year options	$42.00	$758	7.6%
Saks & Company(3)	NR/NR/NR	27,024	8.1%	7/31/2025	2, 5-year options	$42.40	NAP	NAP
TJ Maxx	NR/A3/A+	23,766	7.1%	5/31/2023	2, 5-year options	$32.75	NAP	NAP
CVS	NR/Baa1/BBB+	20,926	6.3%	12/31/2019	2, 5-year options	$55.00	$574	12.0%
Old Navy	BBB-/Baa3/BBB-	17,575	5.3%	9/30/2019	1, 5-year option	$26.00	$367	11.5%
Souplantation	NR/NR/NR	8,663	2.6%	1/31/2018	2, 5-year options	$44.80	$363	17.5%
Men’s Wearhouse	NR/Ba3/B+	6,032	1.8%	7/31/2015	2, 5-year options	$50.00	$386	17.2%
Ten Largest Owned Tenants		297,626	89.0%			$34.16

Remaining Owned Tenants		31,741	9.5%			$56.77

Vacant Spaces (Owned Space)		5,199	1.6%			$0.00

Total / Wtd. Avg. All Owned Tenants		334,566	100.0%			$36.34

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	Occupancy Cost (% of Sales) provided by the borrower are as of June 30, 2014.
(3)	Saks & Company has executed a lease and is anticipated to take occupancy of the space in third quarter of 2015.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	2	7,132	2.1%	7,132	2.1%	$54.34	3.2%	3.2%
2016	1	2,112	0.6%	9,244	2.8%	$50.00	0.9%	4.1%
2017	1	1,805	0.5%	11,049	3.3%	$89.70	1.4%	5.5%
2018	4	15,494	4.6%	26,543	7.9%	$54.81	7.1%	12.6%
2019	2	38,501	11.5%	65,044	19.4%	$41.76	13.4%	26.0%
2020	1	5,066	1.5%	70,110	21.0%	$46.35	2.0%	28.0%
2021	3	65,074	19.5%	135,184	40.4%	$33.96	18.5%	46.4%
2022	0	0	0.0%	135,184	40.4%	$0.00	0.0%	46.4%
2023	3	27,038	8.1%	162,222	48.5%	$37.80	8.5%	55.0%
2024	2	35,011	10.5%	197,233	59.0%	$41.21	12.1%	67.0%
Thereafter(2)	7	132,134	39.5%	329,367	98.4%	$29.88	33.0%	100.0%
Vacant	NAP	5,199	1.6%	334,566	100.0%	NAP	NAP
Total / Wtd. Avg.	26	334,566	100.0%			$36.34	100.0%
(1)
Certain tenants have lease termination options, including those related to co-tenancy provisions and sales thresholds, that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Three of the leases included in “Thereafter” include an aggregate of 702 sq. ft. of management office space.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 North La Cienega Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 7 Beverly Connection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,750,000 67.3% 1.51x 7.3%

The Loan.    The Beverly Connection loan (the “Beverly Connection Loan”) consists of the non-controlling Note A-2 with a Cut-off Date Balance of $43.75 million of a fixed rate loan in the aggregate principal amount of $175.0 million (the “Beverly Connection Pari Passu Loan Combination”) plus a subordinate loan in the principal amount of $35,000,000 (the “Beverly Connection Subordinate Loan,” and together with the Beverly Connection Pari Passu Loan Combination, the “Beverly Connection Loan Combination”). The Beverly Connection Loan Combination is secured by (i) the borrower’s fee simple interest in Beverly Connection I (the “Beverly Connection I Parcel”), a 270,651 sq. ft. retail shopping center and (ii) the borrower’s leasehold interest in Beverly Connection II (the “Beverly Connection II Parcel,” and together with the Beverly Connection Parcel, the “Beverly Connection Property”), a 63,915 sq. ft. retail shopping center, both located at 100 North La Cienega Boulevard in Los Angeles, California. The Beverly Connection Loan Combination was co-originated by Citigroup Global Markets Realty Corp., German American Capital Corporation and JPMorgan Chase Bank, National Association and is evidenced by three pari passu notes and one subordinate B-Note. Only the non-controlling Note A-2, with an aggregate Cut-off Date Balance of $43.75 million, will be included in the COMM 2014-CCRE20 mortgage trust. The controlling Note A-1 was included in the GSMS 2014-GC24 mortgage trust and the non-controlling Note A-3 was included in the JPMBB 2014-C23 mortgage trust. The subordinate B-Note is currently held by I&G Holding B Lender 1, LLC. The Beverly Connection Loan Combination has a 10-year term and accrues interest at a fixed rate equal to 4.6380% for the loan term.

The proceeds of the Beverly Connection Loan Combination, along with a $21.0 mezzanine loan and approximately $39.7 million of equity from the borrower, were used to acquire the Beverly Connection Property for approximately $260.0 million, pay closing costs of approximately $1.8 million, fund reserves of approximately $8.5 million and fund other costs of approximately $1.4 million. The most recent prior financing of the Beverly Connection Property was not included in a securitization.

The relationship between the holders of Note A-1, Note A-2, Note A-3 and the subordinate B-Note is governed by co-lender agreements which are described under “Description of the Mortgage Pool—Loan Combinations—The Beverly Connection Loan Combination” in the free writing prospectus.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$87,500,000	$87,500,000	GSMS 2014-GC24	Yes
Note A-2	$43,750,000	$43,750,000	COMM 2014-CCRE20	No
Note A-3	$43,750,000	$43,750,000	JPMBB 2014-C23	No
Total	$175,000,000	$175,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$175,000,000	64.8%	Purchase Price	$260,000,000	96.2%
Subordinate Note(1)	$35,000,000	13.0%	Reserves	$8,468,668	3.1%
Mezzanine Loan(2)	$21,000,000	7.8%	Closing Costs	$1,795,962	0.7%
Sponsor Equity	$39,264,629	14.5%

Total Sources	$270,264,629	100.0%	Total Uses	$270,264,629	100.0%
(1)	The subordinate note is a $35,000,000 subordinate companion loan funded by I&G Holding B-Lender 1 LLC, an affiliate of J.P. Morgan Investment Management, Inc.
(2)	The mezzanine loan is a $21,000,000 mezzanine loan funded by Bevcon Mezz LLC, an affiliate of Vornado Realty Trust.

The Borrower / Sponsor.    The borrowers, (i) Bevcon Blue Fee LLC, as owner of 50% of a tenant-in-common interest in the Beverly Connection fee parcel, (ii) DK Connections, LLC, as owner of 50% of a tenant-in-common interest in the Beverly Connection fee parcel and (the borrowers identified in (i) and (ii), together the “Fee Borrowers”) and (iii) DK Connections Lease LLC, as owner of the leasehold interest in the Beverly Connection lease parcel (the “Leasehold Borrower”, and together with the Fee Borrowers, the “Borrower”) are each single purpose Delaware limited liability companies structured to be bankruptcy-remote, with a single purpose Delaware limited liability company as its managing member and two independent directors in its organizational structure.

The sponsors of the Borrower and the nonrecourse carve-out guarantors are Ben Ashkenazy, Edward S. Gindi and Raymond Gindi. Such recourse is not joint and several.  See “Risk Factors—Risks Related to the Mortgage Loans—Risks Related to Loan Sponsor Guaranties” in the free writing prospectus. Ben Ashkenazy is the CEO of Ashkenazy Acquisition Corporation, a private real estate investment firm focusing on retail and office assets. Ashkenazy Acquisition Corporation has acquired over 13 million sq. ft. of retail, office and residential properties, located throughout the United States and Canada and has a portfolio containing more than 100 buildings valued at approximately $5.0 billion. Mr. Ashkenazy’s retail portfolio contains retail assets such as Old Spitalfields Market in the United Kingdom, Faneuil Hall Marketplace in Boston, Union Station in Washington D.C. and The Shops at the Bravern in Bellevue, Washington.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 North La Cienega Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 7 Beverly Connection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,750,000 67.3% 1.51x 7.3%

The Property.    The Beverly Connection Property is comprised of a two-level anchored retail shopping center and five-story, 1,342-space, parking structure located in the West Hollywood submarket, Los Angeles, California, at the southeast corner of Beverly Boulevard and La Cienega Boulevard. The Beverly Connection Property totals 334,566 sq. ft. comprised of the (i) Fee Borrowers’ fee interest in Beverly Connection I, a 270,651 sq. ft. retail shopping center, and (ii) the Leasehold Borrower’s leasehold interest in Beverly Connection II, a 63,915 sq. ft. retail shopping center. The Beverly Connection Property includes tenants such as CityTarget, Ross Dress for Less, Nordstrom Rack, CVS, Saks & Company, Marshalls, TJ Maxx, Old Navy, Souplantation and Men’s Wearhouse. 77.5% of underwritten base rent is derived from tenants with investment-grade credit ratings. The Beverly Connection Property generates in-line comparable tenant (tenants that report sales and have been in occupancy for at least one year) sales of approximately $521 PSF and an occupancy cost of 11.8% as of April 30, 2014. The Beverly Connection Property was originally constructed in 1948 and renovated in 1998, 2008, and 2012 and is situated on approximately 9.97 acres. The Beverly Connection Property was 98.4% occupied as of June 30, 2014.

Environmental Matters.    The Phase I environmental report dated March 3, 2014 recommended no further action at the Beverly Connection Property.

The Market.    The Beverly Connection Property is an anchored retail center located in Los Angeles, California, at the southeast corner of Beverly Boulevard and La Cienega Boulevard, adjacent to Beverly Center, an 870,000 sq. ft. regional mall that is anchored by Bloomingdale’s and Macy’s.  The Beverly Connection Property is situated in close proximity to Beverly Hills and West Hollywood. The 2013 estimated population in the Los Angeles combined statistical area is approximately 18.2 million people.  The June 2014 unemployment rate was 8.0%. The Beverly Connection Property has 893 feet of frontage along La Cienega Boulevard (44,555 daily traffic count), 553 feet of frontage along Third Street (31,281 daily traffic count), and 490 feet of frontage along Beverly Boulevard (50,824 daily traffic count).The estimated 2013 population within a one-, three- and five-mile radius of the Beverly Connection Property is 38,903, 287,297 and 854,074, respectively. The 2013 average household income within a one-, three- and five-mile radius of the Beverly Connection Property is $92,627, $89,039, and $77,005, respectively.

According to a market research report, as of the second quarter of 2014, the Beverly Hills retail submarket contained approximately 3.6 million sq. ft. of retail space, with an average submarket vacancy rate of 12.5% and an average gross rental rate of $73.94 PSF ($50.93 PSF on a NNN basis, assuming operating expenses of $20.01 PSF, as concluded to by the appraisal). According to a market research report, as of the second quarter of 2014, the West Hollywood retail submarket contained approximately 5.8 million sq. ft. of retail space, with an average submarket vacancy rate of 4.7% and an average gross rental rate of $54.87 PSF ($34.86 PSF on a NNN basis, assuming operating expenses of $20.01 PSF as concluded to by the appraisal). The appraisal provided information on five competing properties in the market. Vacancies at the competing properties ranged from 0.0% to 7.0%, with a weighted average of 2.9%. The appraisal concluded a stabilized vacancy and collection loss for the mortgaged property of 3.0%.

The primary competitive set for the Beverly Connection Property is presented in the following chart.

Beverly Connection Property Competitive Set(1)
Name	Beverly Connection Property	Town & Country Shopping Center	8000 Sunset	West Hollywood Gateway	Plaza La Cienega
Distance from Subject	NAP	1.0 miles	2.0 miles	2.7 miles	2.1 miles
City, State	Los Angeles, CA	Los Angeles, CA	West Hollywood, CA	West Hollywood, CA	Los Angeles, CA
Property Type	Anchored Retail	Community Center	Entertainment/Community Center	Community Center	Power Center
Year Built / Renovated	1948 / 1998, 2008, 2012	1961 / 1980	1992 / NAP	2004 / NAP	1970 / 2003
Total Occupancy(2)	98.4%	100.0%	96.0%	99.0%	93.0%
Total Size (Sq. Ft.)(2)	334,566	233,511	172,726	248,067	236,000
Anchor Tenants	CityTarget Nordstrom Rack Saks & Company Marshalls	Whole Foods Kmart Ross Dress for Less CVS	Sundance Cinemas Crunch Fitness Trader Joe’s CB2	Target Best Buy BevMo! ULTA	Toys/Babies “R” Us LA Fitness Ross Dress for Less Staples CVS
(1)	Source: Appraisal
(2)	Total Occupancy for the Beverly Connection Property is as of the rent roll dated June 30, 2014.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 North La Cienega Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 7 Beverly Connection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,750,000 67.3% 1.51x 7.3%

Cash Flow Analysis.

Cash Flow Analysis(1)(2)
	2011	2012	2013	T-12 5/31/2014	U/W	U/W PSF
Base Rent	$8,264,705	$7,401,138	$10,189,519	$11,012,012	$11,969,486	$35.78
Contractual Rent Steps	0	0	0	0	653,241	1.95
Percentage Rent	27,636	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	428,453	1.28
Total Rent	$8,292,341	$7,401,138	$10,189,519	$11,012,012	$13,051,180	$39.01
Total Reimbursables	2,296,897	1,616,408	3,805,070	4,550,912	5,431,187	16.23
Other Income(3)	1,275,844	1,224,317	1,537,172	1,784,650	2,037,018	6.09
Vacancy & Credit Loss(4)	(142,230)	(118,270)	(214,773)	(336,596)	(554,471)	(1.66)
Effective Gross Income(5)	$11,722,852	$10,123,594	$15,316,987	$17,010,978	$19,964,913	$59.67

Real Estate Taxes	$1,466,406	$1,482,946	$2,123,798	$2,428,588	$2,900,000	$8.67
Insurance	243,412	462,513	506,133	486,603	419,413	1.25
Management Fee	293,071	253,090	382,925	425,274	499,123	1.49
Other Operating Expenses	3,695,915	3,817,502	3,031,758	3,173,297	3,314,815	9.91
Total Operating Expenses	$5,698,804	$6,016,050	6,044,614	$6,513,762	$7,133,351	$21.32

Net Operating Income	$6,024,048	$4,107,543	$9,272,373	$10,497,216	$12,831,563	$38.35
TI/LC	0	0	0	0	334,566	1.00
Capital Expenditures	0	0	0	0	93,802	0.28
Net Cash Flow	$6,024,048	$4,107,543	$9,272,373	$10,497,216	$12,403,195	$37.07
(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of June 30, 2014 and rent steps through January 1, 2015.
(3)	Other income includes parking, signage, and antenna income.
(4)	U/W Vacancy & Credit Loss represents 3.0% of gross income.
(5)
Underwritten Effective Gross Income is higher than T-12 May 31, 2014 effective gross income primarily due to new/replacement leases by the following three tenants: Saks & Company (expected gross rent of $1,664,619 and expected lease commencement of May 1, 2015), Old Navy (expected gross rent of $776,583 and expected lease commencement of October 1, 2014) and Corner Bakery (expected gross rent of $279,192 and expected lease commencement of November 1, 2014).

Property Management.    The Beverly Connection Property is managed by AAC Iconic Management LLC, a Borrower affiliate, and Jones Lang LaSalle Americas, Inc.

Lockbox / Cash Management.    The Beverly Connection Loan is structured with a hard lockbox and in place cash management. The Borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a lender-controlled cash management account and disbursed in accordance with the Beverly Connection Loan documents. Provided no Trigger Period (as defined herein) exists, all funds remaining in the cash management account after the payment of all required monthly debt service and reserve amounts (if any) will be remitted to the Borrower on a daily basis. During a Trigger Period, excess amounts will be transferred to the Target Vacancy account (as described below under “Ongoing Reserves”).

A “Trigger Period” will commence upon the earliest of (i) the occurrence of an event of default, (ii) if, as of any quarterly testing date, the DSCR is less than 1.10x, or (iii) (I) for the period from the closing date through and including the monthly payment date occurring in July 2015, the aggregate DSCR is less than 1.00x and (II) after the monthly payment date in July 2015, the aggregate DSCR being less than 1.05x, or (iv) upon the occurrence of a specified tenant trigger period, and will end, (A) with respect to a Trigger Period continuing due to clause (i) above, upon the cure of such event of default and acceptance of such cure by lender, (B) with respect to a Trigger Period continuing due to clause (ii) above, if the DSCR is equal to or greater than 1.15x for two consecutive calendar quarters, or (C) with respect to a Trigger Period continuing due to clause (iii) above, (a) for the period from the closing date through and including the monthly payment date occurring in July 2015, if the aggregate DSCR is equal to or greater than 1.05x and (b) after the monthly payment date occurring in July 2015, if the aggregate DSCR is equal to or greater than 1.10x for two consecutive calendar quarters, or (D) with respect to a Trigger Period continuing due to clause (iv) above, upon the cure of such specified tenant trigger period.

Initial Reserves.    At closing, the Borrower deposited (i) $610,000 into a tax reserve account, (ii) $147,744 into a ground rent reserve account, and (iii) $7,710,924 into an unfunded obligations reserve account ($1,723,470 of which is related to the gap in rent collections and other costs to be incurred in connection with Saks & Company taking occupancy on a future date, anticipated to be in the third quarter of 2015.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 North La Cienega Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 7 Beverly Connection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,750,000 67.3% 1.51x 7.3%

Ongoing Reserves.    On a monthly basis, the Borrower is required to deposit reserves of (i) $300,000 into a tax reserve account, (ii) $7,817 into a replacement reserve account, (iii) $50,000 into a ground lease true-up payment account, (iv) an amount equal to 1/12 of the annual ground rent into a ground rent reserve account and (v) beginning on the monthly payment date in August 2016, $16,667 into the TI/LC reserve account subject to a cap of $1,000,000. During a Trigger Period, excess cash flow will be transferred from the cash management account into the Target Vacancy account subject to the Vacancy Cap. In addition, the Borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    A $35,000,000 subordinate B-note (part of the Beverly Connection Loan Combination) and $21,000,000 mezzanine loan were funded concurrently with (or shortly after) the funding of the Beverly Connection Loan. The subordinate note and mezzanine loan are both coterminous with the Beverly Connection Loan, accrue interest at a rate of 6.7500% and 8.5000%, respectively, and are both interest-only. An intercreditor agreement is in place with respect to the Beverly Connection Loan and the related mezzanine loan. The current holder of the mezzanine loan is BevCon Mezz LLC an affiliate of Vornado Realty Trust.

Future Mezzanine or Subordinate Indebtedness Permitted.    In connection with the acquisition of the fee interest underlying the Beverly Connection II Parcel (as described below under “Buy-Sell Provision”), the existing mezzanine loan may be refinanced or a subordinate mezzanine loan may be entered into by the members of the mezzanine borrowers. The mezzanine borrowers are permitted to refinance the mezzanine loan or obtain a new subordinate mezzanine loan provided, among other things, (i) the principal amount of the refinanced or new mezzanine  loan does not exceed the lesser of (a) the then-outstanding principal balance of the existing mezzanine loan plus 30.0% of the fee purchase price and (b) the amount that would result in (x) a combined debt yield of at least 6.50% (y) a combined LTV of less than or equal to 80.0% and (z) a combined DSCR of at least 1.20x.

Ground Lease.    The Beverly Connection II Parcel is subject to a long term ground lease dated January 8, 1987 with K&M Properties that expires on December 31, 2085 with no extension options. The current annual ground rent payment is an amount equal to the sum of (i) $800,000, (ii) an amount equal to 25% of the amount by which the net operating income of the Beverly Connection II property for the preceding year exceeded $1.6 million and (iii) 25% of the amount by which the net operating income of the Beverly Connection II property for the preceding year exceeded $1.8 million.

Buy-Sell Provision. The ground lease provides that if the average rent under the ground lease is less than $650,000 in 1986 Dollars for three consecutive lease years (which amount is adjusted annually according to a formula in the ground lease based on changes in the consumer price index from the initial lease year), the ground lessor may offer the applicable borrower the option to either (i) purchase the ground lessor’s fee interest in the Beverly Connection II Parcel for a price equal to the sum of (a) the lesser of (x) $8,000,000 and (y) the Estimated Value, and (b) 50% of the amount by which the Estimated Value exceeds $11,000,000; provided that such 50% figure is increased by 1.5% annually for each full calendar year after December 31, 2052 (the “Ground Lessor’s Proportionate Share”) or (ii) sell its leasehold interest in Beverly Connection II Parcel for a price equal to the Estimated Value, reduced by the Ground Lessor’s Proportionate Share.

If the ground lessor exercises the buy/sell option described above, the applicable borrower must either (i) pay to the ground lessor an amount equal to the difference, in 1986 Dollars between the average rent payable over the preceding three lease years and $650,000 (the “Ground Lease True-Up Payment”), or (ii) elect, by written notice to the ground lessor, either to sell its interest in the Beverly Connection II Parcel to the ground lessor or to purchase ground lessor’s interest in the Beverly Connection II Parcel, in which case the loan documents provide the conversion of the leasehold interest in the Beverly Connection Lease Parcel to a fee interest which would constitute additional collateral for the Beverly Connection Loan Combination.

“Estimated Value” means the ground lessor’s estimate of the value of its interest in the Beverly Connection II Parcel.

“1986 Dollars” means the discounted (or increased, as the case may be) purchasing power of the average rent for any lease year determined by multiplying such average rent by a fraction, the numerator of which is the base index (113.4) and the denominator of which is the consumer price index for the Los Angeles-Anaheim-Riverside Metropolitan Area published by the U.S. Bureau of Labor Statistics for the month of January of the next lease year.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 North La Cienega Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 7 Beverly Connection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,750,000 67.3% 1.51x 7.3%

Partial Release.   If, pursuant to the buy-sell provision in the ground lease, the borrower elects to sell its interest in the Beverly Connection II Parcel, the borrower may obtain the release of this parcel, provided, among other things, (i) satisfaction of all REMIC requirements, (ii) delivery of a REMIC opinion, (iii) prepayment of the mezzanine loan in an amount which when applied to reduce the outstanding balance of the mezzanine loan will result in an aggregate (based on the Beverly Connection Loan Combination plus the remaining mezzanine loan balance) (a) debt yield of at least 6.50%, (b) debt service coverage ratio of at least 1.25x, (c) loan to value ratio of not greater than 75.0% and (iv) partial defeasance (or prepayment with applicable yield maintenance if the defeasance lockout period has not expired) of the Beverly Connection II Parcel in an amount equal to the greater of (a) the net sales proceeds from the sale of the leasehold interest in the Beverly Connection II parcel pursuant to the “buy/sell” provision in the ground lease, (b) $39,375,000 (which is equal to 125.0% of the leasehold allocated loan amount of $31,500,000), and (c) the amount which if applied to reduce the principal balance of the Beverly Connection Loan would result in a debt yield of at least 7.25%, a debt service coverage ratio of at least 1.40x, and a loan to value ratio of not greater than 70.0%. In lieu of partial defeasance, the lender may elect, with respect to one or more of the notes to instead require that the Borrower partially prepay such note or notes (such note, a “Prepayment Note”) (with the Borrower remaining obligated to partially defease the other notes). With respect to any Prepayment Note, the Borrower is required to prepay such amount that would have been required to defease such note, together with a payment of the applicable yield maintenance premium and interest through the end of the interest accrual period.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 North La Cienega Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 7 Beverly Connection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,750,000 67.3% 1.51x 7.3%

NORDSTROM RACK
A101.1
Marshalls
A101.2
CVS pharmacy
A100
A103
819 SF
A105
OLD NAVY
A107
B111
CHASE
E1
1,709 SF
E2
Souplantation
E3
C120
C121
C122
C124 1,009 SF
C125 1,057 SF
C123
T.J.maxx
D107
D101
D102
D103
D104
D105
PARKING STRUCTURE
BEVERLY BOULEVARD
WEST 3RD STREET
LA CIENEGA BOULEVARD
N

Site Boundary

Ground Lease

Saks OF 5TH

Available for Lease-Up

Management Office

Ground Floor

city
DWP BLDG.
B231
5,066 SF
B233
Time Warner Cable
verizon
Saks Fifth Avenue OFF 5TH
C240 - 17,695 SF
ROSS
DRESS FOR LESS
D201
D1001 - 187 SF
D1002 - 197 SF
D1003 - 236 SF
D1006A - 305 SF
D1007 - 210 SF
D1009 - 108 SF
D1008 - 122 SF
BEVERLY BOULEVARD
WEST 3RD STREET
LA CIENEGA BOULEVARD
N

Site Boundary

Ground Lease

Saks OFF 5th

Available for Lease-Up

Management Office

Second Floor

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 North La Cienega Boulevard Los Angeles, CA 90048	Collateral Asset Summary – Loan No. 7 Beverly Connection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,750,000 67.3% 1.51x 7.3%

CARTIFACT
Beverly Connection
100 North La Cienega Boulevard
Los Angeles, CA 90048
WEST HOLLYWOOD
LOS ANGELES
BEVERLY HILLS
BEVERLY GROVE
MELROSE DISTRICT
FAIRFAX
CARTHAY
MIRACLE MILE
MELROSE SHOPPING DISTRICT
MUSEUM ROW
METRO PURPLE LINE (PLANNED)
SANTA MONICA BLVD
WARING AVE
MELROSE AVE
CLINTON ST
ROSEWOOD AVE
OAKWOOD AVE
BEVERLY BLVD
W 3RD ST
BURTON WAY
COLGATE AVE
CLIFTON WAY
W 4TH ST
DREXEL AVE
MARYLAND DR
W 6TH ST
WILSHIRE BLVD
CHARLEVILLE BLVD
W OLYMPIC BLVD
W PICO BLVD
N LA CIENEGA BLVD
S LA CIENEGA BLVD
N SAN VICENTE BLVD
SAN VICENTE BLVD
N ROBERTSON BLVD
N CRESCENT HEIGHTS BLVD
S CRESCENT HEIGHTS BLVD
N FAIRFAX AVE
S FAIRFAX AVE
N GARDNER ST
Pavilions
Pacific Design Center
West Hollywood Park
Fairfax High School
Cedars-Sinai Medical Center
Beverly Connection
CBS Television City
Broadcast Center Apts
US Post Office
Pan Pacific Recreation Center
Pan Pacific Park
Farmer's Market
The Grove
Fairfax Public Library
Whole Foods
Palazzo at Park La Brea
PARK LA BREA
SLS Beverly Hills
Bank of America
Horace Mann School
Citibank
8501
8383 Wilshire
Saban Theatre
Academy Awards Museum
Los Angeles County Museum of Art (LACMA)
Hancock Park
Page Museum
La Brea Tar Pits
Museum Square
Petersen Automotive Museum (Under Renovation)
5900 Variety Bldg
Craft & Folk Art Museum
Wilshire Courtyard
New York Life
La Cienega Park
Midway Hospital
Los Angeles
Santa Monica
Pasadena
Burbank
Glendale
Long Beach
Anaheim
Santa Ana
Irvine
Torrance
PACIFIC OCEAN
Office
Retail
Cultural & Entertainment
Hotel
Civic & Institutional
Education
Medical
Residential/Other

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Cardinal Drive Fulton, MO 65251	Collateral Asset Summary – Loan No. 8 Dollar General	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,650,000 67.1% 1.48x 10.6%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Cardinal Drive Fulton, MO 65251	Collateral Asset Summary – Loan No. 8 Dollar General	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,650,000 67.1% 1.48x 10.6%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	Dennis W. Townsend
Borrower:	Townsend Fulton, LLC
Original Balance:	$39,650,000
Cut-off Date Balance:	$39,650,000
% by Initial UPB:	3.4%
Interest Rate:	4.5965%
Payment Date:	6th of each month
First Payment Date:	November 6, 2014
Maturity Date:	October 6, 2024
Amortization:	360 Months
Additional Debt:	None
Call Protection:	L(24), D(91), O(5)
Lockbox / Cash Management:	Hard / In Place

Reserves(1)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$35
Balloon Balance / Sq. Ft.:	$29
Cut-off Date LTV:	67.1%
Balloon LTV:	54.4%
Underwritten NOI DSCR:	1.72x
Underwritten NCF DSCR:	1.48x
Underwritten NOI Debt Yield:	10.6%
Underwritten NCF Debt Yield:	9.1%
Underwritten NOI Debt Yield at Balloon:	13.0%
Underwritten NCF Debt Yield at Balloon:	11.2%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Industrial Warehouse / Distribution
Collateral:	Fee Simple
Location:	Fulton, MO
Year Built / Renovated:	1999 / NAP
Total Sq. Ft.:	1,125,576
Property Management:	Self-managed
Underwritten NOI:	$4,192,315
Underwritten NCF:	$3,611,043
Appraised Value:	$59,100,000
Appraisal Date:	July 16, 2014

Historical NOI
Most Recent NOI:	$4,136,316 (T-12 July 31, 2014)
2013 NOI:	$4,136,000 (December 31, 2013)
2012 NOI:	$4,136,000 (December 31, 2012)
2011 NOI:	$4,136,321 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (October 6, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Cardinal Drive Fulton, MO 65251	Collateral Asset Summary – Loan No. 8 Dollar General	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,650,000 67.1% 1.48x 10.6%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Dollar General Corporation(2)	NR/Baa3/BBB-	1,125,576	100.0%	$3.67	100.0%	6/30/2022(3)
Total Major Tenant		1,125,576	100.0%	$3.67	100.0%
Vacant		0	0.0%
Total		1,125,576	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Dollar General Corporation assigned the lease to Dolgencorp, Inc., which converted to Dolgencorp, LLC. Dollar General Corporation retains liability under the lease as assignor.
(3)	The Dollar General Corporation lease has six, five-year extension options remaining.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	1	1,125,576	100.0%	1,125,576	100.0%	$3.67	100.0%	100.0%
2023	0	0	0.0%	1,125,576	100.0%	$0.00	0.0%	100.0%
2024	0	0	0.0%	1,125,576	100.0%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	1,125,576	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	1,125,576	100.0%	NAP	NAP
Total / Wtd. Avg.	1	1,125,576	100.0%			$3.67	100.0%

The Loan.    The Dollar General loan (the “Dollar General Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 1,125,576 square foot industrial warehouse distribution facility located at 1900 Cardinal Drive in Fulton, Missouri (the “Dollar General Property”) with a Cut-off Date Balance of $39.65 million. The Dollar General Loan has a 10-year term and amortizes on a 30-year schedule. The Dollar General Loan accrues interest at a fixed rate equal to 4.5965% and has a cut-off date balance of approximately $39.65 million. Loan proceeds were used to retire existing debt of approximately $36.9 million, pay closing costs of $340,201 and return equity to the borrower of approximately $2.4 million. Based on the appraised value of $59.1 million as of July 16, 2014, the cut-off date LTV is 67.1%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$39,650,000	100.0%	Loan Payoff	$36,908,607	93.1%
			Closing Costs	$340,201	0.9%
			Return of Equity	$2,401,192	6.1%
Total Sources	$39,650,000	100.0%	Total Uses	$39,650,000	100.0%

The Borrower / Sponsor.    The borrower, Townsend Fulton, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Dennis W. Townsend. Dennis W. Townsend founded Townsend Capital in 1975. He has guided Townsend Capital from a registered securities broker dealer and investment advisory firm to a company investing primarily for its own account. He has over three decades of experience in sale-leaseback transactions, build-to-suit developments and building laboratory research facilities, and has established relationships with a number of Fortune 500 companies and major universities. Townsend Capital’s

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Cardinal Drive Fulton, MO 65251	Collateral Asset Summary – Loan No. 8 Dollar General	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,650,000 67.1% 1.48x 10.6%

current real estate holdings include approximately 2.8 million sq. ft. of warehouse space, 315,000 sq. ft. of office space and 48,000 sq. ft. of retail space.

The Property. The Dollar General Property is a 1,125,576 sq. ft. industrial warehouse distribution facility located in Fulton, Missouri. The Dollar General Property was constructed in 1999 and features 160 dock-high doors, two drive-in doors, a clear height of 33 ft. and approximately 18,000 sq. ft. of office space. The Dollar General Property has truck parking allowing for approximately 350 inbound and outbound shipments per day. The cross dock has 64 lanes and is used for outbound shipments only. The building was designed and constructed to allow for expansion and subdivision and its bay depth of 680 ft. is well-suited for large distribution users. As of the rent roll dated October 6, 2014, the Dollar General Property was 100.0% occupied by the Dollar General Corporation (“Dollar General”).

The Dollar General Property is located approximately 100 miles west of St. Louis and 140 east of Kansas City. The Dollar General Property offers access to all four cardinal directions via its location on U.S. Route 54, approximately 6.0 miles south of Interstate 70. Interstate 70, a major east/west interstate provides access to Baltimore, Maryland to the east and Interstate 15 near Cove Fort, Utah to the west. U.S. Route 54 is a major east/west thoroughfare which traverses the city of Fulton in a north/south manner providing access to Interstate 72 near Griggsville, Illinois to the northeast and El Paso, Texas to the southwest. According to the appraiser, 600 miles is considered the maximum distance for a tractor-trailer to travel in one day. A 600 mile radius from Fulton, Missouri includes Chicago, Atlanta, Indianapolis, Dallas, Memphis, Minneapolis, Houston, Tulsa, Oklahoma City, Kansas City, St. Louis, and New Orleans.

The Dollar General Property services 1,256 stores across ten states and services the second largest number of stores among the twelve Dollar General distribution facilities nationwide. Dollar General employs over 700 people at the Dollar General Property and is Callaway County’s second largest employer. Dollar General does not have another distribution facility in the area and the company continues to expand by opening approximately 700 new stores in 2014. Since occupying the Dollar General Property in 2000, Dollar General has spent approximately $3.0 million on a climate control project, which included the addition of a chilled water plant, extension of utilities to the chilled water plan and disconnecting and removing the air rotation units. Dollar General has also invested approximately $2.0 million in other capital improvements at the Dollar General Property.

Environmental Matters. The Phase I environmental report dated August 20, 2014 recommended no further action at the Dollar General Property.

Major Tenant.

Dollar General Corporation (1,125,576 sq. ft., 100.0% of NRA, 100.0% of U/W Base Rent) Dollar General, rated Baa3 by Moody’s and BBB- by S&P, is the largest discount retailer in the United States and operates 11,215 stores across 40 states. Dollar General stores average 7,400 sq. ft. and carry nearly 10,000 unique items. These items include a broad selection of merchandise, including consumable products such as food, paper and cleaning products, health and beauty products and pet supplies, and non-consumable products such as seasonal merchandise, home decor and domestics, and apparel. Dollar General’s net sales in fiscal year 2014 totaled $17.5 billion, a 9.3% increase from fiscal year 2013. The company’s net income for fiscal year 2014 was over $1.0 billion. In 2013, Dollar General opened over 650 new stores, remodeled or relocated 582 stores, and closed 24 stores. In 2014, the company plans to open 700 new stores and increase square footage by over 6.0% as Dollar General continues to expand in core markets and new states. Dollar General has been in occupancy at the Dollar General Property since 2000, and its lease extends through June 2022, at which time Dollar General will have six 5-year extension options remaining.

Dollar General assigned its lease at the Dollar General Property to Dolgencorp, Inc. which later converted to Dolgencorp LLC. Dollar General Corporation retains liability under the lease as transferor.

The Market. The Dollar General Property is located in Callaway County, Missouri. As of 2014, Callaway County has a population of 44,322 and its economy is centered around trade, transportation and utilities. Dollar General is the largest trade-related employer in the area, employing 700 residents. Access to Callaway County is provided by Interstate 70, Route 54 and Missouri State Route 94. The Dollar General Property is located in between the St. Louis industrial market and the Kansas City industrial market. As of Q2 2014, the St. Louis industrial market had an overall vacancy of 7.5% and an asking rate of $3.99. As of Q2 2014, the Kansas City industrial market had an overall vacancy of 5.8% and an asking rate of $4.34. The Dollar General Property is located in a submarket that is driven primarily by owner users. According to the appraiser, due to the location and prohibitive cost of new construction, there is little likelihood of new competition in the submarket.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Cardinal Drive Fulton, MO 65251	Collateral Asset Summary – Loan No. 8 Dollar General	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,650,000 67.1% 1.48x 10.6%

Summary of Comparable Industrial Leases(1)
Building	Location	Tenant	Lease Type	Year Built	Sq. Ft.	Base Rent PSF	Lease Term (years)
Dollar General Property	Fulton, MO	Dollar General	Net	1999	1,125,576(2)	$3.67(2)	22(3)
Park West International Building J	Hebron, KY	Newgistics	Net	2000	525,000	$2.80	5.3
Former Unilever Warehouse	Carlisle, PA	Mondelez	Net	2002	1,059,650	$4.15	5.5
Gordmans	Clayton, IN	Gordmans	Net	2012	545,010	$3.31	15
GENCO Building	Plainfield, IN	Hartz	Net	2000	622,440	$3.08	10
Amazon Fulfillment Center	Spartanburg, SC	Amazon.com.dedc, LLC	Net	2012	1,015,740	$3.88	15
Berry Plastics Distribution Center	Lawrence, KS	Packerware, LLC	Net	2012	558,106	$3.43	20
Rubbermaid Distribution Warehouse	Winfield, KS	Rubbermaid	Net	2012	500,000	$2.57	10
Amazon.com Fulfillment Center	Charleston, TN	Amazon.com	Net	2011	1,016,148	$3.81	15
(1)	Source: Appraisal
(2)	Based on the rent roll dated October 6, 2014
(3)	The Dollar General lease expires in 2022 with six five-year renewal options remaining.

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	T-12 7/31/2014	U/W	U/W PSF
Base Rent(1)	$4,136,000	$4,136,000	$4,136,316	$4,136,321	$3.67
Gross Potential Rent	$4,136,000	$4,136,000	$4,136,316	$4,136,321	$3.67
Total Recoveries	0	0	0	1,497,262	1.33
Less: Vacancy(2)	0	0	0	(281,679)	(0.25)
Effective Gross Income	$4,136,000	$4,136,000	$4,136,316	$5,351,903	$4.75
Total Operating Expenses	0	0	0	1,159,589	1.03
Net Operating Income	$4,136,000	$4,136,000	$4,136,316	$4,192,315	$3.72
TI/LC	0	0	0	243,599	0.22
Capital Expenditures	0	0	0	337,673	0.30
Net Cash Flow	$4,136,000	$4,136,000	$4,136,316	$3,611,043	$3.21

(1)	U/W Base Rent is based on the rent roll dated October 6, 2014.
(2)	U/W Vacancy represents 5.0% of gross income. As of the rent roll dated October 6, 2014, the Dollar General Property was 100.0% occupied.

Property Management. The Dollar General Property is self-managed.

Lockbox / Cash Management. The Dollar General Loan is structured with a hard lockbox and in place cash management. The borrower sent a tenant direction letter to the tenant instructing it to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents. Provided no Dollar General Trigger Event (as defined below) or Cash Sweep Event Period (as defined below) exists, all funds remaining in the cash management account after the payment of all required monthly debt service and reserve amounts will be remitted to the borrower on a daily basis. During a Dollar General Trigger Event, all excess cash flow will be deposited into a TI/LC reserve account and during a Cash Sweep Event Period all excess cash flow will be held by lender as additional collateral for the Dollar General Loan.

A “Cash Sweep Event Period” will commence upon the occurrence of (i) an event of default, (ii) any bankruptcy action of the borrower, guarantor or manager, (iii) the debt service coverage ratio based on the trailing 12 month period falling below 1.15x, or (iv) a felony indictment or an indictment for fraud of the borrower, sole member, guarantor or any affiliated manager. A “Cash Sweep Event Period” will be cured, (A) with respect to clause (i) above, upon the cure of such event of default and acceptance of such cure by lender, (B) with respect to clause (ii) above, upon the filing being discharged, stayed or dismissed within 90 days for the borrower or guarantor and 120 days for the manager and lender determination that such filing does not materially affect the borrower’s, guarantor’s or manager’s monetary obligations, (C) with respect to clause (iii) above, upon the date the debt service coverage ratio based on the trailing 12 month period is greater than 1.15x for two consecutive quarters and (D) with respect to clause (iv) above, upon the replacement of the affiliated manager with a qualified manager.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Cardinal Drive Fulton, MO 65251	Collateral Asset Summary – Loan No. 8 Dollar General	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,650,000 67.1% 1.48x 10.6%

A “Dollar General Trigger Event” will commence upon the occurrence of (i) Dollar General giving notice of its intention to terminate its lease, (ii) Dollar General failing to give notice of renewal of its lease 12 months prior to the expiration date of the lease or the date on which Dollar General is required to notify of its intention to renew, (iii) an event of default under the lease, (iv) the bankruptcy of Dollar General or any of its guarantors, (v) the lease terminating, or (vi) Dollar General vacating or going dark and ceasing to occupy the leased space. A “Dollar General Trigger Event” will be cured if Dollar General or a replacement tenant enters into a new lease that extends at least three years beyond the maturity date of the Dollar General Loan.

Initial Reserves. None.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes into a tax reserve account, (ii) 1/12 of the annual insurance premiums into an insurance reserve account, (iii) $28,140 into a capital expenditure account and (iv) all excess cash flow into a TI/LC reserve account capped at $2,250,000, provided that no ongoing reserves are required if the following conditions are met: (i) the Dollar General lease remains in full force and effect, (ii) no event of default has occurred under the Dollar General lease, (iii) no Dollar General Trigger Event has occurred or is continuing, (iv) Dollar General remains obligated by the lease to maintain the Dollar General Property, and (v) Dollar General continues to cover all tax and insurance obligations in a timely manner.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Cardinal Drive Fulton, MO 65251	Collateral Asset Summary – Loan No. 8 Dollar General	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,650,000 67.1% 1.48x 10.6%

Dollar General
1900 Cardinal Drive
Fulton, MO 65251
Fulton
William Woods University-Fulton
National Churchill Museum
Westminster College
Missouri School for the Deaf
Hillcrest Cemetery
Fulton State Hospital
Callaway Community Hospital
Fulton Country Club
Veterans Park
Morningside Park
Memorial Park
Tanglewood Golf Course
CR-202
CARDINAL DR
WILLIAM WOODS AVE
W INDUSTRIAL RD
N BLUFF ST
US-54-BR
W 7TH ST
MARTIN LUTHER KING JR BLVD
BLUFF ST
RTE O
W CHESTNUT ST
MOKANE RD
54
Kansas City
MISSOURI
ILLINOIS
KS
Kirksville
Bethany
Hannibal
Moberly
Columbia
Fulton
St. Louis
Jefferson City
Cuba
Rolla
Waynesville
Lebanon
Springfield
Carthage
35
70
72
44
MAP © 2014 CARTIFACT · DATA © BROADMAP

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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7611 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 9 Crowne Plaza Houston Katy Freeway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 68.6% 1.40x 10.0%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7611 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 9 Crowne Plaza Houston Katy Freeway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 68.6% 1.40x 10.0%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	Nizarali H. Manesia; Karim S. Karedia; Mustaqbhai K. Momin
Borrower:	Galleria Crown Hospitality, Inc.
Original Balance:	$33,000,000
Cut-off Date Balance:	$33,000,000
% by Initial UPB:	2.8%
Interest Rate:	4.8745%
Payment Date:	6th of each month
First Payment Date:	November 6, 2014
Maturity Date:	October 6, 2024
Amortization:	360
Additional Debt:	None
Call Protection:	L(24), D(93), O(3)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$132,500	$13,250
Insurance:	$54,133	$19,227
FF&E:	$28,205	1/12 of 4.0% of gross income from operations
Earnout(2):	$4,845,000	NAP

Financial Information(3)
Cut-off Date Balance / Room:	$159,420
Balloon Balance / Room:	$130,540
Cut-off Date LTV(3):	68.6%
Balloon LTV:	56.2%
Underwritten NOI DSCR:	1.57x
Underwritten NCF DSCR:	1.40x
Underwritten NOI Debt Yield(3):	10.0%
Underwritten NCF Debt Yield(3):	8.9%
Underwritten NOI Debt Yield at Balloon:	12.2%
Underwritten NCF Debt Yield at Balloon:	10.9%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Houston, TX
Year Built / Renovated(4):	1981 / 2012
Total Rooms:	207
Property Management:	Houston Hospitality Services, Inc.
Underwritten NOI:	$3,285,650
Underwritten NCF:	$2,938,138
Appraised Value:	$48,100,000
Appraisal Date:	June 24, 2014

Historical NOI(4)
Most Recent NOI:	$3,380,898 (T-12 August 31, 2014)
2013 NOI:	$3,046,403 (December 31, 2013)
2012 NOI:	NAP
2011 NOI:	NAP

Historical Occupancy(4)
Most Recent Occupancy:	71.2% (August 31, 2014)
2013 Occupancy:	61.4% (December 31, 2013)
2012 Occupancy:	NAP
2011 Occupancy:	NAP
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)
At any time prior to October 1, 2016, the borrower will have the right to request the release of Earnout reserve funds provided that (i) no event of default has occurred and is continuing and, (ii) immediately following such disbursement, (A) the trailing-12 month net cash flow debt yield is no less than (a) 9.75% in connection with the release of the first $2.0 million, and (b) 10.0% for any incremental dollar of Earnout reserve funds thereafter, and (B) the incremental loan to value ratio is less than or equal to 75.0%. Subject to the foregoing requirements, the initial disbursement of Earnout reserve funds will be no less than $1,980,000 and any subsequent disbursements will be no less than $250,000. On and after October 1, 2016, any remaining funds in the Earnout reserve will be held as additional collateral for the Crowne Plaza Houston Katy Freeway Loan.

(3)	Financial Information is based on the full loan balance. Based on the full loan balance net of the earnout, Cut-off Date LTV is 58.5% and the NOI and NCF Debt Yield are 11.7% and 10.4%, respectively.
(4)
The Crowne Plaza Houston Katy Freeway Property underwent a $20.0 million ($96,618 per room) gut renovation between 2009 and 2012, which included stripping the building to the studs, rebuilding the walls to optimize space and installing new casegoods and softgoods. The property re-opened in June of 2012. As such, Historical NOI and Historical Occupancy represent years of re-stabilization for the property.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7611 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 9 Crowne Plaza Houston Katy Freeway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 68.6% 1.40x 10.0%

The Loan. The Crowne Plaza Houston Katy Freeway loan (the “Crowne Plaza Houston Katy Freeway Loan”) is a fixed rate loan with an original principal balance of $33.0 million secured by the borrower’s fee simple interest in a 207-room, full service hotel located in Houston, Texas (the “Crowne Plaza Houston Katy Freeway Property”). The Crowne Plaza Houston Katy Freeway Loan has a 10-year term and amortizes on a 30-year schedule. The Crowne Plaza Houston Katy Freeway Loan accrues interest at a fixed rate equal to 4.8745% and has a cut-off date balance of $33.0 million. The proceeds of the Crowne Plaza Houston Katy Freeway Loan were used to retire existing debt of approximately $19.6 million, fund upfront reserves of approximately $5.1 million, pay closing costs of approximately $0.6 million and return approximately $7.8 million of equity to the sponsors. Based on the appraised value of $48.1 million as of June 24, 2014, the cut-off date LTV of the Crowne Plaza Houston Katy Freeway Loan is 68.6%. The most recent prior financing of the Crowne Plaza Houston Katy Freeway Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$33,000,000	100.0%	Loan Payoff	$19,562,402	59.3%
			Reserves	$5,059,838	15.3%
			Closing Costs	$584,476	1.8%
			Return of Equity	$7,793,285	23.6%
Total Sources	$33,000,000	100.0%	Total Uses	$33,000,000	100.0%

The Borrower / Sponsor. The borrower, Galleria Crown Hospitality, Inc., is a single purpose Texas corporation structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsors of the borrower and nonrecourse carve-out guarantors are Nizarali H. Manesia, Karim S. Karedia and Mustaqbhai K. Momin. The sponsors are all local Houston developers with over 25 years of real estate experience. Their holdings include convenience stores, restaurants and hotels. Their hotel portfolio includes three hotels in the Houston Metro area. The sponsors received the IHG Developer of the Year award in 2012 in connection with the re-development of the Crowne Plaza Houston Katy Freeway Property.

The Property. The Crowne Plaza Houston Katy Freeway Property is a six-story, 207-room, full service hotel with 222 parking spaces located in Houston, Texas. Originally developed in 1981 and previously flagged as a Ramada, the Crowne Plaza Houston Katy Freeway Property underwent a $20.0 million ($96,618 per room) gut renovation between 2009 and 2012, which included stripping the building to the studs, rebuilding the walls to optimize space and installing new casegoods and softgoods. The room mix at the Crowne Plaza Houston Katy Freeway Property consists of 83 king-bedded rooms, 89 double queen-bedded rooms, 8 ADA rooms and 27 suites. Guestroom amenities include 32” flat screen televisions, cable, free WiFi, and an upholstered chair, sofa-bed or ottoman.

The Crowne Plaza Houston Katy Freeway Property features a three-meal restaurant and bar, approximately 12,000 sq. ft. of meeting space, a heated outdoor pool, complimentary gazebos, fire pit, workout facility, lobby workstations and laundry services. The meeting space offers six different event rooms, including a 4,350 sq. ft. ballroom that can host up to 500 individuals.

Crowne Plaza Hotels & Resorts, a subsidiary of InterContinental Hotels Group (“IHG”), is an upscale hotel brand with over 395 properties and 110,000 rooms worldwide. IHG is a global hotel company with over 4,700 flagged hotels including Crowne Plaza, Hotel Indigo, Holiday Inn Express, Staybridge Suites and Candlewood Suites, among others. In 2014, IHG awarded Crowne Plaza Houston Katy Freeway Property the Torchbearer Award, the company’s most prestigious award for quality and service. The Crowne Plaza Houston Katy Freeway Property’s current franchise agreement with IHG expires May 31, 2032.

Environmental Matters. The Phase I environmental report dated July 16, 2014 recommended no further action at the Crowne Plaza Houston Katy Freeway Property.

The Market. The Crowne Plaza Houston Katy Freeway Property is located in Houston, Texas, inside the Northwestern loop formed by the Sam Houston Parkway and the southeastern quadrant of the intersection of Interstate 10 and Buckingham Drive. The Crowne Plaza Houston Katy Freeway Property generates demand from the Brookhollow, Energy Corridor, Downtown Houston and Uptown/Galleria submarkets. The Brookhollow submarket is defined by corporate parks, most prominently ExxonMobil’s Brookhollow campus. The Energy Corridor is home to various corporate headquarters, including BP America, ConocoPhillips, ExxonMobil and Shell Oil Company. The downtown submarket has various commercial offices as well as the George R. Brown Convention Center and the Museum District. The Uptown/Galleria submarket includes the Houston Galleria mall, the fourth largest shopping center in the nation, which attracts over 24.0 million visitors a year and generates retail sales in excess of $1.25 billion.

Primary vehicular access to the property is provided by Interstate 10 and Interstate 45. Interstate 10 provides access to such cities as New Orleans and San Antonio, while Interstate 45 provides access to Dallas and Galveston. The Crowne Plaza Houston Katy Freeway Property is served by the George Bush Intercontinental Airport, which is located approximately 26.0 miles to the north.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7611 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 9 Crowne Plaza Houston Katy Freeway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 68.6% 1.40x 10.0%

Houston is home to 26 companies on the 2014 Fortune 500 list, with 66 of the world’s 100 largest non-U.S.-based corporations having operations in Houston. According to the 2013 City of Houston Comprehensive Annual Financial Report, the largest private employers in Houston are Memorial Hermann Healthcare System (19,500 employees), United Continental Holdings, Inc. (17,000 employees), ExxonMobil Corporation (13,191 employees), Shell Oil Company (13,000 employees), Kroger Company (12,000 employees) and Schlumberger Limited (10,000 employees).

The market mix for the Crowne Plaza Houston Katy Freeway Property consists of 40.0% commercial, 25.0% leisure, 20.0% contract and 15.0% meeting and group. The commercial and meeting and group demand is primarily related to extended-stay guests with connections to the energy industry, with accounts such as Chevron, AT&T, Coca-Cola, Shell Oil and Procter & Gamble. The leisure demand is generated by the Houston Galleria, the Houston Rockets, the Houston Texans, the Houston Astros and NASA. Contract demand comes primarily from airline-related demand from both George Bush Intercontinental Airport and Hobby Airport.

Given the Crowne Plaza Houston Katy Freeway Property’s location, a significant portion of income is generated by local corporate accounts. The top ten corporate accounts generated approximately 13.0% of revenue as of T-12 June 30, 2014. Below is a summary of the top five corporate accounts at the Crowne Plaza Houston Katy Freeway Property.

Corporate Accounts
Company	# of Room Night	% of Occupied Nights	Room Revenue	% of T-12 6/30/2014 Revenue	ADR
British Airways	3,751	7.3%	$270,072	4.0%	$72.00
David Weekly Homes	831	1.6%	$104,806	1.5%	$126.12
General Electric	678	1.3%	$99,795	1.5%	$147.19
FIT Tourico	1,159	2.3%	$96,744	1.4%	$83.47
AIG	674	1.3%	$88,620	1.3%	$131.48

The Crowne Plaza Houston Katy Freeway Property competes directly with eight hotels totaling 2,360 rooms located in Houston, Texas including Crowne Plaza Houston River Oaks, Four Points Houston West, Royal Sonesta Houston, Sheraton Hotel Houston Brookhollow, Marriott Houston West Loop by Galleria, Crowne Plaza Northwest Brookhollow, Courtyard Houston Brookhollow and Hampton Inn Houston near The Galleria. As of August 2014, the Crowne Plaza Houston Katy Freeway Property exhibited occupancy, ADR and RevPAR of 71.4%, $129.13 and $92.14, respectively, resulting in competitive set penetration rates of 104.9%, 104.2% and 109.3%, respectively.

Historical Occupancy, ADR, RevPAR – Competitive Set(1)(2)
	Crowne Plaza Houston Katy Freeway Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 August 31, 2014	71.4%	$129.13	$92.14	68.0%	$123.91	$84.28	104.9%	104.2%	109.3%
December 31, 2013	61.6%	$131.26	$80.85	75.5%	$135.93	$102.60	81.6%	96.6%	78.8%
(1)	Source: Hospitality research report.
(2)	The Crowne Plaza Houston Katy Freeway Property opened (after renovation) in June 2012. As such, historical occupancy, ADR and RevPAR are unavailable prior to 2013.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7611 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 9 Crowne Plaza Houston Katy Freeway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 68.6% 1.40x 10.0%

Cash Flow Analysis.

Cash Flow Analysis(1)
	2013	T-12 8/31/2014	U/W	U/W per Room(2)
Occupancy	61.4%	71.2%	71.2%
ADR	$131.58	$129.44	$129.44
RevPAR	$80.84	$92.13	$92.13

Room Revenue	$6,107,962	$6,961,128	$6,961,128	$33,629
F&B Revenue	1,585,997	1,657,590	1,657,590	8,008
Other Revenue(3)	56,579	69,070	69,070	334
Total Revenue	$7,750,538	$8,687,788	$8,687,788	$41,970
Operating Expenses	2,641,601	2,816,097	2,816,097	13,604
Undistributed Expenses	1,808,081	2,039,794	2,065,105	9,976
Gross Operating Profit	$3,300,856	$3,831,898	$3,806,587	$18,389
Total Fixed Charges	254,453	451,000	520,937	2,517
Net Operating Income	$3,046,403	$3,380,898	$3,285,650	$15,873
FF&E	0	347,512	347,512	1,679
Net Cash Flow	$3,046,403	$3,033,386	$2,938,138	$14,194
(1)	The Crowne Plaza Houston Katy Freeway Property opened (after renovation) in June 2012. As such, historical cash flows are unavailable prior to 2013.
(2)	U/W per Room is based on a total of 207 rooms.
(3)	Other Revenue is comprised primarily of revenue generated by telephone, parking, vending and laundry income.

Property Management. The Crowne Plaza Houston Katy Freeway Property is managed by Houston Hospitality Services, Inc. under a license agreement with the InterContinental Hotel Group.

Lockbox / Cash Management. The Crowne Plaza Houston Katy Freeway Loan is structured with a hard lockbox and springing cash management. In place cash management and an excess cash flow sweep will be triggered upon (i) an event of default, (ii) failure by the borrower to maintain a DSCR of at least 1.15x (on the gross loan amount) at the end of four consecutive calendar quarters (a “DSCR Trigger”), (iii) a bankruptcy action of borrower, principal, guarantor or manager or (iv) the occurrence of a Franchise Event. A “Franchise Event” is the date that is eighteen months prior to the termination date of the franchise agreement or any replacement franchise agreement if the borrower has not yet renewed the franchise agreement for a term extending at least five years beyond the maturity date. The Crowne Plaza Houston Katy Freeway Property is currently subject to a franchise agreement with Holiday Hospitality Franchising, Inc. that expires May 31, 2032.

Initial Reserves. At closing, the borrower deposited (i) $132,500 into a tax reserve account, (ii) $54,133 into an insurance reserve account, (iii) $28,205 into an FF&E reserve account and (iv) $4,845,000 into an Earnout reserve. At any time prior to October 1, 2016, the borrower will have the right to request the release of Earnout reserve funds provided (i) no event of default has occurred and is continuing, (ii) immediately following such disbursement, (A) the trailing-12 month net cash flow debt yield is no less than (a) 9.75% in connection with the release of the first $2.0 million and (b) 10.0% for any incremental dollar of Earnout reserve funds thereafter and (B) the loan to value ratio is less than or equal to 75.0%. Subject to the foregoing requirements, the initial disbursement of Earnout reserve funds will be no less than $1,980,000 and any subsequent disbursements will be no less than $250,000. On and after October 1, 2016, any amounts remaining in the earnout reserve will be held as additional collateral for the Crowne Plaza Houston Katy Freeway Loan.

Ongoing Reserves. On a monthly basis, the borrower is required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $13,250 into a tax reserve account, (ii) 1/12 of the required insurance premiums, which currently equates to $19,227 into an insurance reserve account and (iii) 1/12 of 4.0% of gross income from operations into an FF&E reserve account subject to a cap of an amount equal to 4.0% of gross income from operations for the preceding five years.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7611 Katy Freeway Houston, TX 77024	Collateral Asset Summary – Loan No. 9 Crowne Plaza Houston Katy Freeway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 68.6% 1.40x 10.0%

CARTIFACT
MAP © 2014 CARTIFACT · DATA © BROADMAP
Crowne Plaza
Houston Katy Freeway
7611 Katy Freeway
Houston, TX 77024
Spring
North Harris County College
GEORGE BUSH INTERCONTINENTAL-HOUSTON AIRPORT
Humble
Willowbrook Mall
CY Fair Stadium
Heron Lakes Golf Course
Jones Square Shopping Center
Sam Houston Race Park
VA Cemetery
N. BELTWAY 8
W W Thorne Stadium
El Dorado Country Club
Aldine
Jersey Village
Keith Weiss Park
Hawthorne Country Club
Copperwood Village Shopping Center
NORTHWEST FWY
NORTHWEST FREEWAY
HARDY TOLL RD
Bear Creek Golf Course
Bear Creek Park
WEST HOUSTON AIRPORT
Houston
KATY FREEWAY
CITYCENTRE
Memorial Hermann Medical Center
ENERGY CORRIDOR
Lakeside Country Club
Houston Country Club
Memorial Park
River Oaks Country Club
DOWNTOWN HOUSTON
George Bush Park
Piney Point Village
Houston Galleria
Royal Oaks Country Club
WESTPARK TOLLWAY
University of Houston
Forest Park Cemetery
Rice University & Stadium
Mission Bend
Southside Place
Houston Baptist University
Meyerland Plaza
NRG Stadium
Sunnyside Park
Missouri City
J K Butler Stadium
WILLIAM P HOBBY AIRPORT
Stafford
SOUTH FWY
Pearland
Dyer Stadium
Northwest Mall
Sam Houston Memorial Hospital
MarqE Entertainment Center
Memorial Park Golf Course
Memorial Park
Houston Country Club

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verde Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 10 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,926,747 69.7% 1.62x 11.3%

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verde Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 10 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,926,747 69.7% 1.62x 11.3%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	CSC Holdings, LLC; Columbia Sussex Corporation
Borrower:	Columbia Properties Myrtle Beach, LLC
Original Balance(1):	$30,000,000
Cut-off Date Balance(1):	$29,926,747
% by Initial UPB:	2.5%
Interest Rate:	4.6425%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	360 months
Additional Debt(1):	$85,790,009 Pari Passu Debt
Call Protection(2):	L(26), D(90), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$358,000	$44,750
Insurance:	$178,397	$37,080
FF&E:	$0	1/12 of 5.0% of such year’s gross income
Required Repairs:	$15,625	NAP
Seasonality:	$1,184,000	Springing
PIP(4):	$0	Springing
Franchise Agreement(5):	$0	Springing

Financial Information(6)
Cut-off Date Balance / Room:	$285,720
Balloon Balance / Room:	$232,720
Cut-off Date LTV:	69.7%
Balloon LTV:	56.8%
Underwritten NOI DSCR:	1.82x
Underwritten NCF DSCR:	1.62x
Underwritten NOI Debt Yield:	11.3%
Underwritten NCF Debt Yield:	10.0%
Underwritten Balloon NOI Debt Yield:	13.9%
Underwritten Balloon NCF Debt Yield:	12.4%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Myrtle Beach, SC
Year Built / Renovated:	2003 / 2011
Total Rooms:	405
Property Management:	Columbia Sussex Management
Underwritten NOI:	$13,065,127
Underwritten NCF:	$11,642,207
Appraised Value:	$166,000,000
Appraisal Date:	June 27, 2014

Historical NOI
Most Recent NOI:	$13,101,807 (T-12 June 30, 2014)
2013 NOI:	$13,404,463 (December 31, 2013)
2012 NOI:	$12,369,255 (December 31, 2012)
2011 NOI:	$11,463,366 (December 31, 2011)
2010 NOI:	$11,752,640 (December 31, 2010)

Historical Occupancy
Most Recent Occupancy:	68.1% (T-12 June 30, 2014)
2013 Occupancy:	67.6% (December 31, 2013)
2012 Occupancy:	63.7% (December 31, 2012)
2011 Occupancy:	63.0% (December 31, 2011)
2010 Occupancy:	65.3% (December 31, 2010)
(1)
The Original Balance of $30,000,000 and Cut-off Date Balance of $29,926,747 represent the non-controlling Note A1-2 of the $116.0 million of the Myrtle Beach Marriott Loan Combination evidenced by three pari passu notes. The pari passu companion loans are the controlling Note A1-1 and non-controlling Note A-2 with an original principal balance of $31.0 million and $55.0 million, respectively. For additional information on the pari passu companion loan, see “The Loan” herein.

(2)
The lockout period will be at least 26 payment dates beginning with and including the first payment date of September 6, 2014. Prepayment of the full Myrtle Beach Marriott Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) September 6, 2018. The assumed lockout period of 26 months is based on the expected COMM 2014-CCRE20 securitization closing date in October 2014. The actual lockout period may be longer.

(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)
The borrower will be required to deposit 110% of any property improvement plan required in connection with the current franchise agreement or a replacement franchise agreement, less the total of any amounts then on deposit in the FF&E reserve and the franchise agreement reserve. The Myrtle Beach Marriott Property’s current franchise agreement expires in August 2024.

(5)
The borrower will be required to deposit excess cash flow into a franchise agreement reserve account if (i) as of any payment date, the franchise agreement has a remaining term of less than 12 months or has been terminated and (ii) the balance of the franchise agreement reserve account and the FF&E reserve account is collectively less than $4,050,000. See “Ongoing Reserves” herein.

(6)	DSCR, LTV, Debt Yield and Balance / Room calculations are based on the aggregate Myrtle Beach Marriott Loan Combination.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verde Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 10 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,926,747 69.7% 1.62x 11.3%

The Loan. The Myrtle Beach Marriott Resort & Spa loan (the “Myrtle Beach Marriott Loan”) consists of the non-controlling Note A1-2 in the original principal amount of $30.0 million of a fixed rate whole loan in the aggregate original principal amount of $116.0 million (the “Myrtle Beach Marriott Loan Combination”). The Myrtle Beach Marriott Loan Combination is secured by the borrower’s fee simple interest in a 405-room, full service, ocean-front luxury resort located in Myrtle Beach, SC (the “Myrtle Beach Marriott Property”). The $116.0 million Myrtle Beach Marriott Loan Combination is evidenced by three pari passu notes. Only the non-controlling Note A1-2, with an original principal balance of $30.0 million, will be included in the COMM 2014-CCRE20 mortgage trust. The non-controlling Note A-2, with an original principal balance of $55.0 million, was securitized in the COMM 2014-LC17 transaction. The controlling Note A1-1 with an original principal balance of $31.0 million is expected to be securitized in a future transaction. The Myrtle Beach Loan Combination has a 120-month term and amortizes on a 30-year schedule.

The Myrtle Beach Marriott Loan accrues interest at a fixed rate equal to 4.6425% and has a cut-off date balance of approximately $29.9 million. The proceeds of the Myrtle Beach Marriott Loan Combination were used to retire existing debt of approximately $74.3 million, fund upfront reserves of approximately $1.7 million, pay closing costs of approximately $0.5 million and return approximately $39.5 million of equity to the sponsors. Based on the appraised value of $166.0 million as of June 27, 2014, the cut-off date LTV of the Myrtle Beach Marriott Loan Combination is 69.7% with remaining implied equity of $50.0 million. The most recent prior financing of the Myrtle Beach Marriott Property was included in the JPMCC 2005-CB13 mortgage trust.

The relationship between the holders of the Note A1-1, Note A1-2 and Note A-2 is governed by an intercreditor agreement which is described under “Description of the Mortgage Pool—Loan Combinations—The Myrtle Beach Marriott Loan Combination” in this prospectus supplement.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A1-1	$31,000,000	$30,924,306	CCRE	Yes
Note A1-2	$30,000,000	$29,926,747	COMM 2014-CCRE20	No
Note A-2	$55,000,000	$54,865,703	COMM 2014-LC17	No
Total Sources	$116,000,000	$115,716,756

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$116,000,000	100.0%	Loan Payoff	$74,297,689	64.0%
			Reserves	$1,736,022	1.5%
			Closing Costs	$491,625	0.4%
			Return of Equity	$39,474,665	34.0%
Total Sources	$116,000,000	100.0%	Total Uses	$116,000,000	100.0%

The Borrower / Sponsor. The borrower, Columbia Properties Myrtle Beach, LLC, is a recycled single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsors of the borrower and nonrecourse carve-out guarantors are CSC Holdings, LLC and Columbia Sussex Corporation, jointly and severally, (collectively, “Columbia Sussex”). Founded in 1972, Columbia Sussex is a privately-owned company specializing in owning and operating hospitality properties. Currently, the sponsors own and manage a $2.0 billion portfolio of 35 hospitality assets with the majority having Marriott flags.

Columbia Sussex developed the Myrtle Beach Marriott Property under Marriott’s flag in 2003. The franchise agreement is coterminous with the Myrtle Beach Marriott Loan.

The Property. The Myrtle Beach Marriott Property is a 15-story, 405-room full service luxury resort located directly on the beach in Myrtle Beach, South Carolina. Developed by the sponsors in 2003 and most recently renovated in 2011, the Myrtle Beach Marriott Property is comprised of three main buildings, which include the 15-story guestroom tower, a two-story public space building containing meeting space, food and beverage outlets and a spa, and a three-level parking garage offering approximately 562 spaces. The Myrtle Beach Marriott Property is situated in a larger complex that includes five additional towers containing over 370 Marriott Vacation Club timeshare units (non-collateral), which share amenities at the Myrtle Beach Marriott Property. The room mix at the Myrtle Beach Marriott Property consists of 255 double-bedded rooms, 142 king-bedded rooms and eight suites. The Myrtle Beach Marriott Property was strategically designed to provide nearly 75.0% of the guestrooms with ocean views. Guestrooms feature floor-to-ceiling windows, marble bathrooms, Bath & Body Works toiletries, mini-fridges, pillow top mattresses, HDTVs and complimentary wireless internet.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verde Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 10 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,926,747 69.7% 1.62x 11.3%

Amenities for the Myrtle Beach Marriott Property include four restaurants, a lobby lounge featuring a bar, a pool bar, three pools (two outdoor pools, one heated indoor pool), an outdoor waterslide, a full-service spa, a fitness center, a business center, on-site laundry and 11 meeting rooms offering approximately 45,000 sq. ft., including the 15,030 sq. ft. Atlantic Ballroom that can accommodate over 1,600 guests. Since developing the Myrtle Beach Marriott Property in 2003, the sponsors have invested approximately $2.7 million ($6,675 per room) in capital expenditures, including approximately $900,000 (2,222 per room) since 2011. Recent capital expenditures include guestroom soft goods, HDTVs, internet upgrade, lobby and restaurant renovations and cooling tower installations, among other things.

The Myrtle Beach Marriott Property is in the top 3.0% of all Marriott hotels in terms of the number of reward points redeemed to book rooms and is in the second highest tier of Marriott reward redemptions, which not only indicates high demand for the Myrtle Beach Marriott Property but also represents Marriott’s commitment to the franchise location. Based on a brand wide survey in July 2014, the Myrtle Beach Marriott Property ranked 8th and 13th out of 355 Marriott hotels in terms of overall staff service and overall customer satisfaction, respectively. Additional accolades include the “2013 AAA Four Diamond Award” and “TripAdvisor’s 2014 Certificate of Excellence”, a recognition given to only the top 10% of hotels on the website. Additionally, U.S. News & World Report ranked the Myrtle Beach Marriott Property as #1 out of over 400 hotels in Myrtle Beach in 2014.

Environmental Matters. The Phase I environmental report dated July 8, 2014 recommended no further action at the Myrtle Beach Marriott Property.

The Market. The Myrtle Beach Marriott Property is located in the ocean-front city of Myrtle Beach, which is situated on the center of a 60-mile continuous stretch of beach known as the Grand Strand in northeastern South Carolina. The Myrtle Beach area is a vacation destination with approximately 16.1 million visitors in 2013, a 5.9% increase since 2012. Since 2003, the estimated number of annual visitors has exceeded 12.8 million. From 2003 to 2013, the Myrtle Beach area experienced an annual growth rate of approximately 2.3%. In 2014, Myrtle Beach was ranked as the top summer destination by TripAdvisor, outperforming New York, Las Vegas, San Francisco, San Diego and Key West, among others. In July 2013, the Myrtle Beach Metropolitan Statistical Area was the 7th fastest growing metro area in the United States.

Primary access to the Myrtle Beach Marriott Property is provided by U.S. Route 17, which offers north/south travel along the Atlantic coast from Florida through Virginia. Additionally, the Myrtle Beach Marriott Property is located within 11.3 miles of the Myrtle Beach International Airport, which is served by seven airlines with non-stop service to over 25 cities, including Atlanta, Boston, Detroit, Fort Lauderdale, New York and Washington, D.C. In 2013, Myrtle Beach International Airport experienced an annual growth rate in traffic of 12.3%. In order to accommodate the increase in demand, Myrtle Beach International Airport opened a $118.0 million, 240,000 sq. ft. terminal in spring 2013 and has plans to complete a $20.0 million runway resurfacing project by spring 2015.

In addition to numerous on-site amenities, the Myrtle Beach Marriott Property is positioned near a number of notable attractions, including over 100 golf courses, numerous amusement parks, an aquarium, entertainment venues, retail developments and over 1,900 restaurants. Additionally, the Myrtle Beach Marriott Property is located within 6.7 miles of the Myrtle Beach Boardwalk. The Myrtle Beach Boardwalk was recognized as the #3 boardwalk in the United States by National Geographic in 2014 and as one of the best boardwalks in the United States by Travel + Leisure.

The Myrtle Beach hotel market contains approximately 89,000 hotel rooms spread across 460 hotels. The demand segmentation for the Myrtle Beach Marriott Property consists of 65% leisure, 30% meeting and group and 5% commercial. Historically, the Myrtle Beach Marriott Property has achieved a leisure penetration rate of 126%. According to the appraiser, the Myrtle Beach Marriott Property is the only AAA Four Diamond property in the market and has on average larger rooms than its competitors.

As of May 31, 2014, the Myrtle Beach Marriott Property was reported as having occupancy, ADR and RevPAR of 68.0%, $167.14 and $113.63, respectively. The Myrtle Beach Marriott Property reported penetration rates of 104.9%, 127.9% and 134.2% for occupancy, ADR and RevPAR, respectively. The competitive set includes Hilton Myrtle Beach Resort, Embassy Suites Myrtle Beach Oceanfront Resort and Sheraton Hotel Myrtle Beach Convention Center.

Historical Occupancy, ADR, RevPAR – Competitive Set(1)
	Myrtle Beach Marriott Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 May 2014	68.0%	$167.14	$113.63	64.8%	$130.73	$84.69	104.9%	127.9%	134.2%
T-12 May 2013	64.7%	$173.78	$112.36	60.0%	$130.20	$78.13	107.7%	133.5%	143.8%
T-12 May 2012	63.3%	$168.64	$106.70	60.3%	$128.11	$77.27	104.9%	131.6%	138.1%
(1)	Source: Hospitality research report.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verde Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 10 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,926,747 69.7% 1.62x 11.3%

Competitive Set(1)
Name	Myrtle Beach Marriott Property	Embassy Suites Myrtle Beach Oceanfront Resort	Sheraton Hotel Myrtle Beach Convention Center	Hilton Myrtle Beach Resort
# of Rooms	405	255	400	385
Location	Myrtle Beach, SC	Myrtle Beach, SC	Myrtle Beach, SC	Myrtle Beach, SC
Year Opened	2003	1987	2003	1974
Occupancy(2)	68.0%	70.0%	60.0%	62.0%
ADR(2)	$167.14	$160.00	$125.00	$113.00
RevPAR(2)	$113.63	$112.00	$75.00	$70.06
Beachfront	Yes	Yes	No	Yes
Restaurant	Yes	Yes	Yes	Yes
Lounge	Yes	Yes	Yes	Yes
Indoor Pool	Yes	Yes	Yes	Yes
Outdoor Pool	Yes	Yes	No	Yes
Fitness Center	Yes	Yes	Yes	Yes
(1)	Source: Appraisal.
(2)
Occupancy, ADR and RevPAR for the Myrtle Beach Marriott Property are as of T-12 May 2014 from a hospitality research report. Occupancy, ADR and RevPAR for the competitive set are 2013 annual estimated provided by the appraiser.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 6/30/2014	U/W	U/W per Room(1)
Occupancy	63.0%	63.7%	67.6%	68.1%	68.1%
ADR	$160.93	$175.83	$174.00	$172.39	$172.39
RevPAR	$101.38	$112.07	$117.69	$117.36	$117.36

Room Revenue	$14,987,236	$16,612,424	$17,397,626	$17,348,916	$17,348,916	$42,837
F&B Revenue	8,779,212	8,597,032	9,617,501	9,314,159	9,314,159	22,998
Other Revenue(2)	2,059,193	1,990,478	1,841,508	1,795,311	1,795,311	4,433
Total Revenue	$25,825,641	$27,199,934	$28,856,635	$28,458,386	$28,458,386	$70,268
Operating Expenses	7,757,053	8,002,775	8,338,321	8,357,792	8,357,792	20,637
Undistributed Expenses	5,405,524	5,606,425	5,925,986	5,851,393	5,888,231	14,539
Gross Operating Profit	$12,663,064	$13,590,734	$14,592,328	$14,249,201	$14,212,362	$35,092
Total Fixed Charges	1,199,698	1,221,479	1,187,865	1,147,394	1,147,236	2,833
Net Operating Income	$11,463,366	$12,369,255	$13,404,463	$13,101,807	$13,065,127	$32,260
FF&E	0	0	0	0	1,422,919	3,513
Net Cash Flow	$11,463,366	$12,369,255	$13,404,463	$13,101,807	$11,642,207	$28,746
(1)	U/W per Room is based on a total of 405 rooms.
(2)	Other Revenue includes spa revenue, parking revenue and other miscellaneous items such as gift shop sales, a lease from Marriott Vacation Rental and beach chair rentals, among other things.

Historical Revenue(1)
	2006	2007	2008	2009	2010	2011	2012	2013	T-12 6/30/2014
Occupancy	74.9%	74.0%	72.7%	65.7%	65.3%	63.0%	63.7%	67.6%	68.1%
ADR	$144.71	$157.06	$157.64	$154.12	$155.25	$160.93	$175.83	$174.00	$172.39
RevPAR	$108.42	$116.21	$114.68	$101.21	$101.44	$101.38	$112.07	$117.69	$117.36
Revenue(2)	$28,394,000	$30,187,000	$31,126,000	$26,559,000	$26,812,000	$25,825,641	$27,199,934	$28,856,635	$28,458,386
NOI	$11,839,180	$12,426,390	$14,463,220	$12,276,230	$11,752,640	$11,463,366	$12,369,255	$13,404,463	$13,101,807
(1)	Estimates as provided by borrower.
(2)	The average Revenue and Net Operating Income since 2006 are approximately $28.2 million and $12.6 million, respectively.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verde Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 10 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,926,747 69.7% 1.62x 11.3%

Property Management. The Myrtle Beach Marriott Property is managed by Columbia Sussex Management, an affiliate of the borrower.

Lockbox / Cash Management. The Myrtle Beach Marriott Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon (i) an event of default, (ii) a bankruptcy action of the borrower, the guarantor or the property manager, (iii) the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.25x until the debt service coverage ratio after the end of two consecutive calendar quarters is at least equal to 1.30x or (iv) 12 months prior to the expiration of the franchise agreement or if the franchise agreement has been terminated. A full excess cash sweep (“Cash Trap Period”) will occur upon the continuation of the events specified in clauses (i) and (ii) as well as the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.20x until the debt service coverage ratio after the end of two consecutive calendar quarters is at least 1.25x.

Initial Reserves. At closing, the borrower deposited (i) $358,000 into a tax reserve account, (ii) $178,397 into an insurance reserve account, (iii) $1,184,000 into a seasonality reserve account and (iv) $15,625 into a required repairs reserve account, which represents 125% of the engineer’s recommendation.

Ongoing Reserves. On a monthly basis, the borrower is required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $44,750, into a tax reserve account, (ii) 1/12 of the required insurance premiums, which currently equates to $37,080, into an insurance reserve account and (iii) 1/12 of 5.0% of such year’s gross income into a FF&E reserve account. Additionally, excess cash flow will be deposited into a franchise agreement reserve account if (i) as of any payment date, the franchise agreement has a remaining term of less than 12 months or has been terminated and (ii) the balance of the franchise agreement reserve account and FF&E reserve account is collectively less than $4,050,000. If any future PIP work is required by the current franchise agreement or a replacement franchise agreement, the borrower will deposit 110% of the estimated costs for any PIP less the amount then on deposit in the FF&E reserve account and the franchise agreement reserve account.

The borrower also deposited $900,000 into the seasonality reserve account on the payment date occurring in September 2014 and deposited $250,000 on the payment date occurring in October 2014. Additionally, on each payment date occurring in July, August and September, to the extent that the balance of the seasonality reserve account is less than $2,334,000, the borrower is required to deposit (i) $778,000 if no Cash Trap Period is continuing or (ii) all excess cash flow if a Cash Trap Period is occurring.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8400 Costa Verde Drive Myrtle Beach, SC 29572	Collateral Asset Summary – Loan No. 10 Myrtle Beach Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,926,747 69.7% 1.62x 11.3%

Conway
Conway Country Club
Mcneill Park
Coastal Carolina University
Quail Creek Golf Club
Conway Medical Center
Wild Wing Plantation
Myrtle Beach National Golf Course
Man O'war Golf Club
Burning Ridge Golf Course
Witch Golf Links
Legends Golf Resort
EDWARD E BURROUGHS HWY
CAROLINA BAYS PKY
FORESTBROOK RD
N KINGS HWY
90
22
31
544
501
17
707
Barefoot Resort & Golf Club
Barefoot Landing
Colonial Mall Myrtle Beach
Arcadian Shores Golf Club
The Galleria
Hilton Myrtle Beach Resort
Embassy Suites Myrtle Beach Oceanfront Resort
Grande Dunes Golf Club-Resort Course
Dunes Golf And Beach Club
Grand Strand Regional Medical Center
Myrtle Beach Marriott Resort & Spa
8400 Costa Verde Drive
Myrtle Beach, SC 29572
Myrtlewood Golf Club
Pine Lakes Country Club
River Oaks Golf Plantation
Myrtle Beach
Broadway at the Beach
BB&T Coastal Field
Sheraton Hotel Myrtle Beach Convention Center
Arrowhead Country Club
Coastal Grand Mall
Myrtle Beach Boardwalk
Family Kingdom Amusement Park
MYRTLE BEACH INTERNATIONAL AIRPORT
ATLANTIC OCEAN
Waccatee Zoological Farm
Heron Point Golf Club
Myrtle Beach State Park
Prestwick Country Club
Wicked Stick Golf Links
Surfside Beach
Tupelo Bay Golf Center
International Club Of Myrtle Beach
Indian Wells Golf Club
Inlet Square Mall
Wachesaw Plantation Club
Waccamaw Community Hospital
CARTIFACT
Greensboro
Raleigh
NC
Charlotte
Fayetteville
Greenville
Wilmington
Florence
Columbia
SC
Atlanta
Myrtle Beach
GA
Charleston
Savannah
Atlantic Ocean
40
26
20
16
95
85

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Various	Collateral Asset Summary – Loan No. 11 U-Haul Pool 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,924,365 61.0% 1.41x 11.3%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	AMERCO
Borrowers:	U-Haul Co. of Florida 3, LLC; UHIL 3, LLC; AREC 3, LLC
Original Balance:	$30,000,000
Cut-off Date Balance:	$29,924,365
% by Initial UPB:	2.5%
Interest Rate:	4.6900%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2034
Amortization:	240 months
Additional Debt:	None
Call Protection:	L(25), D(211), O(4)
Lockbox / Cash Management:	Soft / Springing

Reserves
	Initial	Monthly
Taxes(1):	$280,940	Springing
Insurance(2):	$0	Springing
Required Repairs:	$723,491	NAP
Replacement(3):	$127,051	Springing
Environmental Insurance:	$374,958	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$81
Balloon Balance / Sq. Ft.(4):	$1
Cut-off Date LTV:	61.0%
Balloon LTV(4):	0.9%
Underwritten NOI DSCR:	1.46x
Underwritten NCF DSCR:	1.41x
Underwritten NOI Debt Yield:	11.3%
Underwritten NCF Debt Yield:	10.9%
Property Information
Single Asset / Portfolio:	Portfolio of 17 properties
Property Type:	Self Storage
Collateral:	Fee Simple / Leasehold
Location:	Various
Year Built / Renovated:	Various
Total Sq. Ft.:	368,944
Property Management:	Subsidiaries of U-Haul Co.
Underwritten NOI:	$3,380,950
Underwritten NCF:	$3,255,914
Appraised Value:	$49,070,000
Appraisal Date:	June 2014

Historical NOI
Most Recent NOI:	$3,577,859 (T-12 April 30, 2014)
2013 NOI:	$3,336,179 (December 31, 2013)
2012 NOI:	$3,036,045 (December 31, 2012)
2011 NOI:	$2,530,381 (December 31, 2011)

Historical Occupancy(5)
Most Recent Occupancy:	89.0% (April 30, 2014)
2013 Occupancy:	83.9% (December 31, 2013)
2012 Occupancy:	81.0% (December 31, 2012)
2011 Occupancy:	76.5% (December 31, 2011)
(1)
Ongoing tax deposits are waived so long as (i) no event of default shall have occurred, (ii) an amount of $280,940, which is equivalent to six monthly payments, is on deposit in the tax escrow account and (iii) the lender has received evidence that the borrower has paid all taxes when due.

(2)
The borrower will not be required to make the monthly insurance deposits provided that (i) no event of default has occurred, (ii) the lender has received evidence that the borrower has paid all insurance premiums, (iii) the borrower has provided the lender with satisfactory evidence that a blanket insurance policy is in place and (iv) if a blanket insurance policy is not in place, borrower has deposited and maintained a sufficient amount to pay insurance premiums for six months into the Insurance reserve.

(3)	Ongoing Replacement Reserve deposits are waived so long as an amount of $127,051 is on deposit in the Replacement Reserve account.
(4)
The U-Haul Pool 3 loan fully amortizes (substantially) on a 20-year schedule. On the last payment date, the loan documents require a payment of $444,135 (rather than a monthly debt service payment of $192,885).

(5)	2011, 2012 and 2013 occupancy shown is a twelve month average.

TRANSACTION HIGHLIGHTS

■
Geographic Diversity. The U-Haul Pool 3 properties are located in 14 different states, with no one property comprising more than 22.3% of the Underwritten NOI. Occupancy of the portfolio has increased from 2011, to 2012 and 2013 from 76.5%, to 81.0% and 83.9% respectively.

■
Sponsorship. AMERCO has a net worth in excess of $1.5 billion.  Additionally, AMERCO has a significant presence within the self-storage industry with 445,000 self-storage units totaling approximately 40.0 million sq. ft.

■
Fully Amortizing. The loan has a 20-year initial term and fully amortizes on a 20-year schedule.  Based on the amortization schedule, the loan features strong credit metrics of 11.3% Underwritten NOI Debt Yield, 1.46x Underwritten NOI DSCR and a 0.9% Balloon LTV.

■
After Acquired Adjacent Property. The borrowers may, pursuant to conditions set forth in the loan documents, acquire certain property adjacent to an existing mortgaged property to expand the related mortgaged property, provided among other things, the borrowers provide the lender with a clean environmental report, updated title and survey, evidence that the property is insured in accordance with the loan documents, and evidence that the property is acquired for cash. Any such after acquired adjacent property will be encumbered by the lien of the mortgage on the related existing U-Haul Pool 3 properties.

■
After Acquired Operating Lease Property. The borrowers may, pursuant to conditions set forth in the loan documents, enter into operating leases with respect to storage facilities that may be acquired by an affiliate of borrowers in the vicinity of an existing U-Haul Pool 3 property, provided among other things, (i) such facility is operated as remote, unstaffed facility related to an existing U-Haul Pool 3 property and (ii) the borrowers deliver a clean environmental report, a current survey, evidence that the property is insured in accordance with the loan documents and (iii) the borrowers execute an operating lease in a form substantially similar to the form included in the loan documents, which lease provides that (a) in the event that the debt service coverage ratio for the U-Haul Pool 3 loan is less than 1.20x, any rent, taxes and insurance due by the borrowers under the operating lease will be abated and (b) if the lender forecloses or accepts a deed-in-lieu of foreclosure on the related mortgaged property, the lender will have the option to terminate the operating lease, and whether or not such operating lease is terminated, the lender will have no liability for any amounts due to the landlord under the operating lease prior to such foreclosure or deed-in-lieu.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Park East Drive Beachwood, OH 44122	Collateral Asset Summary – Loan No. 12 DoubleTree Beachwood	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,500,000 71.3% 1.28x 10.8%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Satish K. Duggal
Borrower:	Cleveland Beachwood Hospitality, LLC
Original Balance:	$28,500,000
Cut-off Date Balance:	$28,500,000
% by Initial UPB:	2.4%
Interest Rate:	5.0200%
Payment Date:	6th of each month
First Payment Date:	November 6, 2014
Maturity Date:	October 6, 2024
Amortization:	300 months
Additional Debt:	None
Call Protection:	L(24), D(93), O(3)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$348,317	$34,832
Insurance:	$108,248	$8,327
Replacement:	$0	1/12 of 4.0% of gross income from operations for the next 12 month period
Required Repairs:	$1,250	NAP
Earnout Reserve(2):	$1,500,000	NAP

Financial Information
Cut-off Date Balance / Room:	$70,545
Balloon Balance / Room:	$52,789
Cut-off Date LTV(3):	71.3%
Balloon LTV:	53.3%
Underwritten NOI DSCR:	1.53x
Underwritten NCF DSCR:	1.28x
Underwritten NOI Debt Yield(3):	10.8%
Underwritten NCF Debt Yield(3):	9.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Beachwood, OH
Year Built / Renovated:	1977 / 2013, 2014
Total Rooms:	404
Property Management:	Twin Tier Hospitality, LLC
Underwritten NOI:	$3,074,103
Underwritten NCF:	$2,555,079
Appraised Value:	$40,000,000
Appraisal Date:	August 1, 2014

Historical NOI(4)
Most Recent NOI:	$3,074,103 (T-12 June 30, 2014)
2013 NOI:	$3,236,997 (December 31, 2013)
2012 NOI:	$2,791,355 (December 31, 2012)
2011 NOI:	$1,888,572 (December 31, 2011)

Historical Occupancy(4)
Most Recent Occupancy:	61.7% (June 30, 2014)
2013 Occupancy:	61.4% (December 31, 2013)
2012 Occupancy:	56.9% (December 31, 2012)
2011 Occupancy:	58.7% (December 31, 2011)
(1)
In place cash management and an excess cash flow sweep will be triggered upon (i) any event of default, (ii) failure by the borrower to maintain a DSCR of at least 1.20x at the end of two consecutive calendar quarters (a “DSCR Trigger Event”), (iii) a bankruptcy action of borrower, principal, guarantor or manager or (iv) the occurrence of a Franchise Agreement Discontinuation Period (as defined herein). A “Franchise Agreement Discontinuation Period” means (i) October 6, 2023 (12 months prior to the maturity date of the DoubleTree Beachwood loan), or (ii) the date the franchise agreement is terminated, cancelled, expires or is otherwise discontinued, which dates may occur more than once.  Notwithstanding the foregoing, the borrower may defer the commencement of in place cash management and an excess cash flow sweep caused by a DSCR Trigger Event by depositing the DSCR Reserve Deposit or a letter of credit in the amount of the DSCR Reserve Deposit into the DSCR reserve account within two business days of the receipt of notice of such DSCR Trigger Event.  The “DSCR Reserve Deposit” will be equal to an amount that, if applied to the outstanding principal balance of the DoubleTree Beachwood loan, would decrease the recalculated monthly debt service payment by an amount that would satisfy a DSCR of 1.20x.

(2)
At any time after March 17, 2015 but prior to September 17, 2016, the borrower may make a one-time request for the release of the Earnout reserve amount subject to (i) the DSCR is greater than or equal to 1.44x for the immediately preceding four quarters, (ii) the net cash flow debt yield on the date of disbursement is greater than or equal to 10.0% and (iii) no event of default will have occurred at any point during the period commencing upon receipt by lender of the borrower’s request for release.  If at any time, there are any remaining funds in the Earnout reserve after September 17, 2016, the amount remaining will be retained by lender as additional collateral for the DoubleTree Beachwood loan.  Notwithstanding the foregoing, borrower will have the option at any time to replace the cash on deposit in the Earnout reserve account with a letter of credit satisfactory to lender.

(3)
The Cut-off Date LTV and debt yield calculations are based on the full loan balance. Based on the full loan balance net of the Earnout, Cut-off Date LTV is 67.5% and the NOI and NCF Debt Yield are 11.4% and 9.5%, respectively.

(4)
The property was purchased by the sponsor in 2007, who has since invested approximately $8.7 million of capital improvements, including a conversion to a Doubletree by Hilton in 2013 and implementation of a $1.2 million property improvement plan in conjunction with the execution of the franchise agreement.

TRANSACTION HIGHLIGHTS

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Property.  The DoubleTree Beachwood property is a full service hotel located in Beachwood, Ohio that was originally converted from a Hilton to a DoubleTree by Hilton in 2013.  The property contains 404 guestrooms and approximately 17,000 sq. ft. of meeting space.  Amenities include an indoor and outdoor swimming pool, fitness center, business center and Wi-Fi access throughout the property.  Additionally, the property is currently renovating and upgrading its restaurant space in a partnership with Chef Chris Hodgson and the Driftwood Restaurant Group to feature the Sanctuary Restaurant and Wine Bar, which opened October 6, 2014.

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Market.  According to hospitality research reports as of June 2014, the DoubleTree Beachwood property exhibited trailing-12 month occupancy, ADR and RevPAR of 61.1%, $106.21 and $64.85, respectively, resulting in occupancy, ADR and RevPAR penetration rates of 94.1%, 89.9% and 84.5%, respectively.

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Brand Affiliation.  Prior to closing the borrower executed a 15 year franchise agreement with Doubletree Franchise LLC, which is owned by Hilton Worldwide and expires in 2027.  DoubleTree by Hilton is comprised of more than 380 upscale hotels in gateway cities, metropolitan areas and vacation destinations across six continents that are a part of the Hilton HHonors loyalty program.  Hilton Worldwide is a leading global hospitality company with a portfolio of eleven global brands comprised of more than 4,200 managed, franchised, owned and leased hotels and timeshare properties with more than 690,000 rooms in 93 countries and territories.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Virginia, Texas, Maryland, North Carolina	Collateral Asset Summary – Loan No. 13 Weber Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,500,000 69.2% 1.34x 10.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose(1):	Acquisition/Refinance
Sponsor:	Mark Weber
Borrowers:	12 Special Purpose Entities
Original Balance:	$26,500,000
Cut-off Date Balance:	$26,500,000
% by Initial UPB:	2.2%
Interest Rate:	5.6665%
Payment Date:	6th of each month
First Payment Date(2):	December 6, 2014
Maturity Date:	November 6, 2024
Amortization(2):	282 months
Additional Debt(3):	Future Mezzanine Debt Permitted
Call Protection(2)(4):	L(24),YM1(94), O(3)
Lockbox / Cash Management(5):	Soft Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes(6):	$252,723	Springing
Insurance(6):	$47,000	Springing
Replacement:	$0	$3,531
TI/LC:	$0	$9,417
Required Repairs:	$29,388	NAP
Carson I Building(7):	$1,900,000	NAP
Rent Increase(8):	$700,000	$77,778
ADA Compliance:	$17,500	NAP
Occupancy Reserve(9):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$94
Balloon Balance / Sq. Ft.:	$69
Cut-off Date LTV:	69.2%
Balloon LTV:	51.0%
Underwritten NOI DSCR:	1.42x
Underwritten NCF DSCR:	1.34x
Underwritten NOI Debt Yield:	10.9%
Underwritten NCF Debt Yield:	10.3%
Property Information
Single Asset / Portfolio:	Portfolio of 12 properties
Property Type:	Warehouse/Flex Industrial
Collateral:	Fee Simple
Location:	CA, VA, TX, MD, NC
Year Built / Renovated:	1955-2014 / 1984-2014
Total Sq. Ft.:	282,536
Property Management:	Self-managed
Underwritten NOI:	$2,891,986
Underwritten NCF:	$2,736,592
Appraised Value:	$38,270,000
Appraisal Date:	August 2014

Historical NOI
Most Recent NOI:	NAV
2013 NOI:	NAV
2012 NOI:	NAV
2011 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	100.0% (October 6, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)	Loan proceeds were used to acquire nine properties via sale-leasebacks and refinance three properties.
(2)
The first payment date under the mortgage loan documents will be December 2014. CCRE will remit to the depositor on the closing date a payment in an amount equal to 30 days of interest for the interest accrual period relating to the first distribution date in November 2014 at the related interest rate on the principal balance as of the cut-off date. Such amount will be deposited into the distribution account and will be included in the funds available for the first distribution in November 2014. Call protection has been adjusted to reflect this additional payment being made by CCRE.

(3)	Mezzanine debt is permitted, provided, among other things, (i) the combined LTV is equal to or less than 67.0% and (ii) the combined DSCR is equal to or greater than 1.35x.
(4)
Release of the non-CA properties is prohibited. On any date after April 7, 2015, the borrowers may obtain the release of one of more CA properties provided, among other things, (i) the borrower pays the applicable Release Amount and yield maintenance premium, (ii) combined LTV is less than 56.0%, (iii) the combined DSCR is greater than 1.50x and (iv) the NCF debt yield is at least 11.5% (including any outstanding mezzanine debt). The “Release Amount” means  (a) if the release properties are all of the CA  properties, an amount equal to the greater of (1) 95.0% of the net sale proceeds and (2) 200% of the Allocated Loan Amount for the properties to be released or (b) if the release properties do not include all of the CA properties, an amount equal to the lesser of (1) 300% of the Allocated Loan Amount for the properties to be released and (2) the lowest amount necessary to result in an LTV for the remaining properties that is no greater than 10%. The “Allocated Loan Amounts” are identified on Annex A-1 to the Free Writing Prospectus.

(5)
A hard lockbox and in place cash management will be triggered upon a Cash Management Period. A “Cash Management Period” will commence upon (i) any event of default, (ii) a bankruptcy action of borrower, principal, guarantor or manager, (iii) failure of the borrower to maintain a DSCR of at least 1.20x at the end of two calendar quarters or (iv) the occurrence of a Lease Trigger Period (as defined below).

(6)	Monthly Tax and Insurance reserve deposits will be required upon a Cash Management Period.
(7)	The borrower deposited $1.9 million into the Carson I Building reserve in connection with the completion of the tenant’s build-out at the 417 & 433 West 164th Street property.
(8)
The borrower deposited $700,000 into a rent increase reserve and will make monthly deposits of $77,778 until the reserve account is equal to $1.4 million. The borrower has the option to use amounts in this reserve to pay the tenant at the CA properties $1.4 million in exchange for an increase of $210,000 in annual base rent through its lease expiration of October 2029.

(9)
All excess cash flow will be swept into an Occupancy reserve upon a Lease Trigger Period. A “Lease Trigger Period” will occur upon the date (i) any tenant fails to renew nine months prior to expiration or before the date specified in its lease, (ii) any tenant fails to continuously operate or subleases any of its spaces, or gives notice of intent to terminate or terminates and/or (iii) any tenant or the guarantor under such lease is the subject of a bankruptcy action.  Notwithstanding the foregoing, the Lease Trigger Period will be suspended if the DSCR calculated without such tenant’s rent is greater than or equal to 1.40x.

TRANSACTION HIGHLIGHTS

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Properties.  The Weber Industrial Portfolio property is comprised of twelve, single tenant industrial properties located in California (4), Virginia (3), Texas (2), Maryland (2) and North Carolina (1). The Weber Industrial Portfolio properties are 100.0% occupied by four tenants: TCFI CP, LLC (33.0% of NRA), C.W. Wright Construction Company, Inc. (28.1% of NRA), Utility Fleet Sales, Ltd. (26.4% of NRA), and Coastal Power and Electric, Inc. (12.6% of NRA).

■
Tenancy. TCFI CP, LLC, the tenant at the CA properties, is an aerospace and defense metal processing company with a focus on flight-critical parts. C.W. Wright Construction Company, Inc., the tenant at the VA and MD properties, and Coastal Power and Electric, Inc., the tenant at the NC property, are electric utility construction companies. Utility Fleet Sales, Ltd., the tenant at the TX properties, is a private equipment solutions company that offers utility equipment within the energy sector.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

444 Lafayette Road St. Paul, MN 55101	Collateral Asset Summary – Loan 14 444 Lafayette Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,100,000 70.7% 1.87x 12.6%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Acquisition
Sponsors:	Ladder Capital Finance Holdings LLLP; Sagic Capital LLC
Borrower:	444 Lafayette Park Owner LLC
Original Balance:	$24,100,000
Cut-off Date Balance:	$24,100,000
% by Initial UPB:	2.0%
Interest Rate:	4.7085%
Payment Date:	6th of each month
First Payment Date:	November 6, 2014
Maturity Date:	October 6, 2024
Amortization:	360 Months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(1):	Hard / In Place

Reserves
	Initial	Monthly
Taxes(2):	$106,773	Springing
Insurance(2):	$7,318	Springing
Replacement:	$0	$5,136
TI/LC(2):	$0	Springing
Required Repairs:	$51,868	NAP
Unfunded Obligations:	$510,248	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$85
Balloon Balance / Sq. Ft.:	$69
Cut-off Date LTV:	70.7%
Balloon LTV:	57.6%
Underwritten NOI DSCR:	2.02x
Underwritten NCF DSCR:	1.87x
Underwritten NOI Debt Yield:	12.6%
Underwritten NCF Debt Yield:	11.7%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	St. Paul, MN
Year Built / Renovated:	1919 / 2006
Total Sq. Ft.:	282,565
Property Management:	Meritex Enterprises, Inc.
Underwritten NOI:	$3,037,844
Underwritten NCF:	$2,809,392
Appraised Value:	$34,100,000
Appraisal Date:	July 22, 2014

Historical NOI
Most Recent NOI:	$2,810,665 (T-12 June 30, 2014)
2013 NOI:	$2,576,333 (December 31, 2013)
2012 NOI:	$2,954,104 (December 31, 2012)
2011 NOI:	$2,849,082 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (June 1, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)
All excess cash flow will be swept into a lender controlled account and held as additional collateral for the 444 Lafayette Road loan during a Cash Sweep Event (as defined below) or a Major Tenant Trigger Event (as defined below) which funds may be applied to capital expenditures or tenant improvement and leasing commissions. A “Cash Sweep Event” occurs upon (i) an event of default, (ii) any bankruptcy action of the borrower, guarantor or property manager, (iii) the DSCR for the trailing 12 month period falling below 1.40x, or (iv) a felony or fraud indictment of the manager or any director or officer of the manager which relates to the borrower. A “Major Tenant Trigger Event” occurs upon (i) the date which a Major Tenant (as defined below) delivers written notice to terminate or not to renew its lease, (ii) the Major Tenant failing to deliver written notice to extend or renew its lease on the date required for such notice of 18 months prior to the expiration of its lease, (iii) any default by a Major Tenant or the guarantor of the Major Tenant’s lease or (iv) any termination of the Major Tenant lease or going dark of the Major Tenant space. A “Major Tenant” is (i) the State of Minnesota, (ii) or any other tenant or replacement tenant which together with its affiliates, leases space comprising 20% or more of (a) the total rentable square footage or (b) the total in-place base rent.

(2)
In the event that the State Lease Escrow Condition (as defined below) is not met, the borrower will be required to deposit monthly escrows for tax, insurance and TI/LC reserves. The “State Lease Escrow Condition” is met if (i) the State Tenant (as defined below) lease is in full force and effect, (ii) no event of default has occurred under the State Tenant lease, (iii) neither the State Tenant nor any guarantor is subject to any bankruptcy action, and (iv) the State of Minnesota pays all applicable taxes and other assessments and maintains insurance in a timely manner. The “State Tenant” shall mean the State of Minnesota, Department of Administration, acting for the benefit of the Department of Human Services.

TRANSACTION HIGHLIGHTS

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Tenancy. The 444 Lafayette Road property is 99.2% leased to the State of Minnesota, Department of Administration, acting for the benefit of the Department of Human Services (“DHS”) (Moody’s/S&P: Aa1/AA+), an investment-grade government tenant with the remaining 0.8% occupied by Signature Dining, a cafeteria provided by the borrower for the use of DHS. The property was originally constructed in 1919 as an urban warehouse and was converted in the 1980’s for DHS, which has been in occupancy at the property since conversion. The original lease has been renewed and extended through December, 2021. DHS is the state’s largest agency, comprising 32% of state spending and has approximately 6,700 full-time employees, approximately 950 of which work at the 444 Lafayette Road property.

■
Location. The 444 Lafayette Road property is part of a four-building campus, Lafayette Park, totaling 677,514 sq. ft., which is 100.0% occupied by several State of Minnesota agencies. Lafayette Park is situated within a government campus that includes the headquarters of the Minnesota Departments of Natural Resources, Labor and Industry, and the Pollution Control Agency. Furthermore, the 444 Lafayette Road property is located eight blocks from the Minnesota State Capitol building.

■
Property Quality and Amenities. As part of a $14.0 million renovation in 2006, the 444 Lafayette Road property underwent complete gutting and redoing of the entire building, including fresh air ventilation enhancements, new air handling units and chilled water system, new heat pumps, fire protection system, electrical system upgrades, new exterior standby generator, new lighting, telecommunication system upgrades and restroom renovations. Amenities at the property include a cafeteria, fitness center, state of the art conference rooms and computer training facilities, shuttle bus service and ample parking.

■
Sponsorship. Ladder Capital Finance Holdings LLLP is an affiliate of Ladder Capital Corp (“Ladder Capital”). Ladder Capital, founded in 2008, is a commercial real estate finance company that originates and invests in a diverse portfolio of commercial real estate and related assets. As of December 31, 2013, Ladder Capital had total assets of approximately $3.5 billion, which includes $979.6 million of commercial real estate loans, $1.7 billion of commercial real estate-related securities and a real estate portfolio of $624 million. Sagic Capital LLC is a commercial real estate company focused on debt and equity investments in institutional quality assets in core markets. The sponsor is related to the borrowers under the mortgage loans identified on Annex A-1 to the free writing prospectus as 520 Lafayette Road, 500 Lafayette Road and 443 Lafayette Road, which have Cut-off Date Balances of $10,180,000, $9,870,000 and $5,955,000 respectively.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida	Collateral Asset Summary – Loan No. 15 ART Florida MF Portfolio IV	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,400,000 65.4% 1.49x 10.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Arbor Realty SR, Inc.
Borrowers:
Jefferson Way Apartments, LLC; Oak Ridge Apartments, LLC; Old Archer Court Apartments, LLC; Shadow Ridge Apartments, LLC; Indian Ridge Apartments, LLC; Indian Ridge Apartments II, LLC; Pines Whisper, LLC; CRC, L.L.C.; Sanford Court Investors, LLC; Empirian Driftwood LLC

Original Balance:	$21,400,000
Cut-off Date Balance:	$21,400,000
% by Initial UPB:	1.8%
Interest Rate:	4.6410%
Payment Date:	6th of each month
First Payment Date:	November 6, 2014
Maturity Date:	October 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection(1):	L(24), D(92), O(4)
Lockbox / Cash Management(2):	Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$86,000	$10,750
Insurance:	$117,268	$10,661
Replacement:	$0	$16,927
Required Repairs(3):	$626,380	NAP

Financial Information
Cut-off Date Balance / Unit:	$34,240
Balloon Balance / Unit:	$30,070
Cut-off Date LTV:	65.4%
Balloon LTV:	57.4%
Underwritten NOI DSCR(4):	1.64x
Underwritten NCF DSCR(4):	1.49x
Underwritten NOI Debt Yield:	10.2%
Underwritten NCF Debt Yield:	9.2%
Property Information
Single Asset / Portfolio:	Portfolio of 8 properties
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Florida
Year Built / Renovated:	1977-1987 / 2011-2014
Total Units:	625
Property Management:	Elon Property Management Company, L.L.C.
Underwritten NOI:	$2,174,752
Underwritten NCF:	$1,972,227
Appraised Value:	$32,740,000
Appraisal Date:	August and September, 2014

Historical NOI
Most Recent NOI:	$2,033,142 (T-12 June 30, 2014)
2013 NOI:	$1,752,589 (December 21, 2013)
2012 NOI:	NAV
2011 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	90.2% (August 2014)
2013 Occupancy:	87.3% (December 31, 2013)
2012 Occupancy:	80.9% (December 31, 2012)
2011 Occupancy:	NAV
(1)
On any date after the lockout period ends, the borrowers may obtain the release of an individual property by partially defeasing the mortgage loan by an amount equal to the greater of (i) 115% of the Allocated Loan Amount and (ii) an amount such that (1) the LTV immediately following the release is no greater than 75.0% and (2) the NOI DSCR immediately following the release is greater than or equal to 1.30x.  Notwithstanding the foregoing, in no event will any individual property be released prior to the release of the Driftwood property and the Old Archer Court property. The “Allocated Loan Amounts” are identified on Annex A-1 to the Free Writing Prospectus.

(2)
A soft lockbox is in place at closing; cash management and an excess cash flow sweep will be triggered upon (i) any event of default or (ii) failure of the borrower to maintain a DSCR of at least 1.10x at the end of one calendar quarter.

(3)	The lender reserved 115.0% of the engineer’s estimated required repairs, which includes asphalt paving, landscaping, asphalt shingle roofing and other miscellaneous repairs.
(4)	Based on amortizing debt service payments. Based on the current interest-only payments, Underwritten NOI DSCR and Underwritten NCF DSCR are 2.16x and 1.96x.

TRANSACTION HIGHLIGHTS

■
Properties.  The ART Florida MF Portfolio IV properties are comprised of eight single-story garden style apartment communities, containing 625 units. The properties are located in Fort Pierce, Sanford, Tallahassee, Gainesville, Clermont, Atlantic Beach and Orange Park, Florida.  The ART Florida MF Portfolio IV properties have increased in occupancy since acquisition by Arbor Realty SR, Inc. from 80.9% in 2012 to 90.2% as of August, 2014.

■	Market. As of Q4 2013, the respective multifamily submarkets reported vacancy rates ranging from 2.7% to 10.8%, in line with the ART Florida MF Portfolio IV vacancy of 9.8%.

■
Sponsorship. Arbor Realty SR, Inc., a subsidiary of Arbor Realty Trust, Inc. (“Arbor”) (NYSE:ABR), acquired the portfolio in 2011. Arbor is a REIT that invests in a diversified portfolio of multifamily and commercial real estate-related bridge and mezzanine loans and preferred equity.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300 Main Street Nashua, NH 03060	Collateral Asset Summary – Loan 16 Main Street Marketplace	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 62.3% 1.41x 9.7%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	John R. Roberts
Borrower:	300 Main Street Realty, LLC
Original Balance:	$19,000,000
Cut-off Date Balance:	$19,000,000
% by Initial UPB:	1.6%
Interest Rate:	4.5700%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	Interest only for first 18 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(26), D(90), O(4)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$99,768	$49,884
Insurance:	$36,057	$6,492
Replacement:	$525,000	$4,493
TI/LC(2):	$853,508	Springing
Required Repairs:	$26,375	NAP
Ocean State Rent(3):	$74,106	NAP
Lease Sweep(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$70
Balloon Balance / Sq. Ft.:	$60
Cut-off Date LTV:	62.3%
Balloon LTV:	52.6%
Underwritten NOI DSCR(5):	1.59x
Underwritten NCF DSCR(5):	1.41x
Underwritten NOI Debt Yield:	9.7%
Underwritten NCF Debt Yield:	8.7%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Nashua, NH
Year Built / Renovated:	1960 – 1968 / 2008
Total Sq. Ft.:	269,584
Property Management:	Roberts Realty Group, LLC
Underwritten NOI:	$1,849,791
Underwritten NCF:	$1,644,100
Appraised Value:	$30,500,000
Appraisal Date:	August 1, 2014

Historical NOI
Most Recent NOI:	$1,784,984 (December 31, 2013)
2012 NOI:	$1,625,960 (December 31, 2012)
2011 NOI:	$2,050,753 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	81.8% (May 16, 2014)
2013 Occupancy:	NAV
2012 Occupancy:	NAV
2011 Occupancy:	NAV
(1)
Cash management will be triggered (i) upon an event of default, (ii) if the DSCR falls below 1.20x until such time that the DSCR is at least 1.25x for two consecutive calendar quarters, or (iii) the commencement of a Lease Sweep Period (as defined herein).

(2)	TI/LC reserves are subject to a cap of $400,000. If the TI/LC Reserve falls below the cap, the borrower is required to deposit a monthly payment of $12,648.
(3)
The borrower deposited $74,106 into the Ocean State Rent reserve in anticipation of Ocean State opening for business. The reserve was disbursed upon the receipt of a current tenant estoppel certificate from Ocean State.

(4)
A “Lease Sweep Period” will commence upon (i) twelve months prior to the expiration of the Shaw’s lease or upon the date Shaw’s is required to give notice of its exercise of a renewal option, (ii) the date the Shaw’s lease is surrendered, cancelled, or terminated prior to its then current expiration date, (iii) the date Shaw’s discontinues its business, (iv) upon a default of the Shaw’s lease or (v) the occurrence of a lease sweep tenant party insolvency proceeding.

(5)	Based on amortizing debt service payments. Based on current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 2.10x and 1.87x, respectively.

TRANSACTION HIGHLIGHTS

■
Collateral. The Main Street Marketplace property is a 269,584 sq. ft. community shopping center anchored by Shaw’s, an American grocery store chain based in West Bridgewater, Massachusetts that operates approximately 137 stores in Maine, New Hampshire, Rhode Island and Vermont. Additionally, Shaw’s has a 51% ownership interest in the borrower. The property was originally constructed between 1960 and 1968 and was renovated in 2008. The property is 81.8% leased to 25 tenants as of May 16, 2014.

■
Sponsorship. John R. Roberts, founder of Roberts Realty Group, LLC, has over 35 years of operations experience in the retail and real estate business. Prior to founding Roberts Realty Group, LLC, Mr. Roberts held executive positions in a real estate capacity at The Home Depot, BJ’s Wholesale Club and AMB Property Corporation. Roberts Realty Group, LLC owns and manages shopping centers across the country.

■
Location. The city of Nashua, New Hampshire is the second largest city in the state and a primary retail trade area with over six million sq. ft. of retail space. The Main Street Marketplace property is located near downtown Nashua on Main Street in a densely-developed area that includes commercial and residential improvements along Main Street and residential neighborhoods in all directions. The Main Street Marketplace property is also in close proximity to Route 3 which provides access to both Manchester, New Hampshire and Boston, Massachusetts.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5301 Central Avenue Northeast and 300 San Mateo Boulevard Northeast Albuquerque, NM 87108	Collateral Asset Summary – Loan 17 Two Park Central	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,450,000 75.0% 1.75x 12.2%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	ICO Group
Borrowers:	ICO Central San Mateo, LLC; Watchlist Capital, LLC
Original Balance:	$18,450,000
Cut-off Date Balance:	$18,450,000
% by Initial UPB:	1.6%
Interest Rate:	4.4900%
Payment Date:	6th of each month
First Payment Date:	November 6, 2014
Maturity Date:	October 6, 2024
Amortization:	360 months
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves
	Initial	Monthly
Taxes:	$116,323	$19,387
Insurance(2):	$0	Springing
Replacement:	$0	$5,443
TI/LC:	$870,000	$18,508
Lease Sweep(3):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$71
Balloon Balance / Sq. Ft.:	$57
Cut-off Date LTV:	75.0%
Balloon LTV:	60.6%
Underwritten NOI DSCR:	2.01x
Underwritten NCF DSCR:	1.75x
Underwritten NOI Debt Yield:	12.2%
Underwritten NCF Debt Yield:	10.6%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Albuquerque, NM
Year Built / Renovated:	1960, 1975 / 1994, 2006
Total Sq. Ft.:	261,284
Property Management:	Lotus Office Management, LLC
Underwritten NOI:	$2,249,623
Underwritten NCF:	$1,962,508
Appraised Value:	$24,600,000
Appraisal Date:	May 14, 2014

Historical NOI
Most Recent NOI:	$2,379,951 (T-12 June 30, 2014)
2013 NOI:	$2,077,401 (December 31, 2013)
2012 NOI:	$2,027,813 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy:	93.3% (July 25, 2014)
2013 Occupancy:	99.0% (December 31, 2013)
2012 Occupancy:	94.9% (December 31, 2012)
(1)
Mezzanine debt is permitted provided, among other things, the principal amount when combined with the mortgage loan will result in (i) an LTV of no more than 75.0%, (ii) a DSCR of no less than 1.30x and (iii) a debt yield of no less than 9.0%.

(2)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(3)
On each monthly payment date during a Lease Sweep Period (defined herein), all excess cash flow will be deposited into the Lease Sweep Funds. A “Lease Sweep Period” will commence upon (i) twelve months prior to the expiration of the Youth and Families Department Lease, Taxation and Revenue Department Lease, a Department of Health Lease or any replacement tenant(s) of such leases, each a “Lease Sweep Tenant Lease”, (ii) the date a Lease Sweep Tenant Lease is required to give notice of its exercise of a renewal option, (iii) the date a Lease Sweep Tenant Lease is surrendered, cancelled, or terminated prior to its then current expiration date, (iv) the date that any Lease Sweep Tenant Lease discontinues its business or notice is given that state funding for rent is unavailable, (v) upon a default under a Lease Sweep Tenant Lease or (vi) the occurrence of a bankruptcy or other insolvency proceeding by a Lease Sweep Tenant Lease.

TRANSACTION HIGHLIGHTS

■
Tenancy. The Two Park Central property was 93.3% occupied as of July 25, 2014 by 19 tenants, with investment grade tenants occupying approximately 92.5% of the NRA. The State of New Mexico (rated NR/NR/AA+ by Fitch/Moody’s/S&P) leases space for several different government agencies at the property and currently occupies approximately 89.8% of the NRA. Two major government agency tenants, the Department of Health, Children, Youth and Families Department, and the Department of Taxation and Revenue, expanded their space at the property in the last year. Since 2008, the property has maintained occupancy of at least 88.6%.

■
Location. The property is located in the Albuquerque metropolitan statistical area, the financial and industrial center of the state of New Mexico. Albuquerque is consistently ranked as one of Forbes’ Best Cities for Business, and serves as the regional headquarters for a number of major corporations, including SCHOTT Solar, Fidelity Investments, Fraunhofer, Intel, Emcore, General Mills, and Tempur-Pedic. The Two Park Central property is located at the intersection of San Mateo Boulevard Northeast and Central Avenue Northeast which is one of the most heavily trafficked corners in the entire city and is easily accessed via public transportation and nearby regional highways U.S. Highway 25 and U.S. Highway 40. The property is also within five miles of the Albuquerque International Sunport Airport and the Albuquerque Central Business District.

■
Sponsorship. ICO Group, founded in 1994 by Managing Partner Alexander Moradi, is a real estate development and management company headquartered in Los Angeles, California. The company currently owns a portfolio containing over 4.0 million sq. ft. of commercial, retail and industrial properties in Southern California, Nevada and Missouri and over 700 apartments homes in Los Angeles and Denver. The portfolio has a 98% occupancy rate across its commercial properties.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1101 Fifth Avenue San Rafael, CA 94901	Collateral Asset Summary – Loan No. 18 1101 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 56.8% 2.04x 9.5%

Mortgage Loan Information
Loan Seller:	Natixis
Loan Purpose:	Refinance
Sponsors:	Jonathan Parker; Thomas M. Monahan
Borrower:	1101 Fifth Avenue, LLC
Original Balance:	$18,000,000
Cut-off Date Balance:	$18,000,000
% by Initial UPB:	1.5%
Interest Rate:	4.3610%
Payment Date:	5th of each month
First Payment Date:	November 5, 2014
Maturity Date:	October 5, 2024
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(24), D(93), O(3)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$52,681	$21,072
Insurance:	$2,258	$1,769
Replacement:	$0	$968
TI/LC(2):	$0	$6,452
Required Repairs:	$18,542	NAP
Outstanding TI/LC Obligation - HomeStreet Bank(3):	$129,223	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$232
Balloon Balance / Sq. Ft.:	$232
Cut-off Date LTV:	56.8%
Balloon LTV:	56.8%
Underwritten NOI DSCR:	2.16x
Underwritten NCF DSCR:	2.04x
Underwritten NOI Debt Yield:	9.5%
Underwritten NCF Debt Yield:	9.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	San Rafael, CA
Year Built / Renovated:	1998 / NAP
Total Sq. Ft.:	77,425
Property Management:	Monahan Parker, Inc.
Underwritten NOI:	$1,715,649
Underwritten NCF:	$1,626,610
Appraised Value:	$31,700,000
Appraisal Date:	July 14, 2014

Historical NOI
Most Recent NOI:	$1,399,530 (T-12 June 30, 2014)
2013 NOI:	$1,632,816 (December 31, 2013)
2012 NOI:	$1,839,544 (December 31, 2012)
2011 NOI:	$1,761,240 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy(3):	85.0% (September 11, 2014)
2013 Occupancy:	86.0% (December 31, 2013)
2012 Occupancy:	94.0% (December 31, 2012)
2011 Occupancy:	94.0% (December 31, 2011)
(1)	Cash management will be triggered upon (i) an event of default or (ii) the failure by the borrower, after the end of a calendar quarter, to maintain a DSCR of at least 1.10x.
(2)	TI/LC reserve is subject to a cap of $309,700.
(3)
The 1101 Fifth Avenue property is 80.9% occupied and 85.0% leased as of September 11, 2014. HomeStreet Bank signed a lease for 3,211 sq. ft. or 4.1% of the net rentable area in August 2014. HomeStreet Bank is expected to take occupancy in January 2015. Natixis reserved $129,223 for outstanding TI/LC obligations related to the HomeStreet Bank lease.

TRANSACTION HIGHLIGHTS

■
Location. The 1101 Fifth Avenue property is located in San Rafael, CA, the largest city in Marin County. San Rafael is a primary commercial district in the county. As of April 2014, Marin County had an unemployment rate of 3.9%, the lowest in the state, and lower than San Francisco at 4.4% and significantly lower than the state of California at 7.8%. The property is in downtown San Rafael, which lies immediately north of San Francisco across the Golden Gate Bridge, the property is in close proximity to Highway 101, the main north to south artery in Marin County, extending northwest from the Golden Gate Bridge to the Sonoma County line. The property is also close to the future Sonoma-Marin Area Rail Transit (“SMART”) line.  SMART is a voter-approved passenger rail and bicycle-pedestrian pathway project located in Marin and Sonoma counties. When complete, it will serve a 70-mile corridor from Larkspur to Cloverdale, with the first phase opening a 43-mile segment from Downtown San Rafael to Santa Rosa in late 2016.  More than 75% of commuters in the North Bay currently travel either within or between the two counties to get to work.  The train is planned to run in both directions every 30 minutes during peak commute hours, with mid-day train and weekend service.  With enhanced transportation options, San Rafael expects to be able to attract more businesses to the area.

■
Strong Submarket. The property is a Class A office located in the San Rafael/Larkspur office submarket, the second largest submarket in the Marin/Sonoma office market and the second highest average rents in the market at $31.10 per sq. ft. as of Q1 2014.

■	Amenities. The property benefits from both above and below ground parking as an amenity for its tenants.

■
Experienced Management/Sponsorship. The sponsors are the original developers of the 1101 Fifth Avenue property and have owned and managed the property since 1998. Monahan Parker, Inc is a San Francisco-based real estate investment and development company with more than 30 years of experience and one of the largest private land ownehrs in the San Rafael submarket. The sponsor is related to the borrower under the mortgage loans identified on Annex A-1 to the free writing prospectus as 315 Pacific Avenue, which has a Cut-off Date Balances of $4,000,000.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

305-325 Garrisonville Road Stafford, VA 22554	Collateral Asset Summary – Loan 19 Brafferton Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,200,000 73.2% 1.82x 11.5%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Acquisition
Sponsors:	Eron Sodie; Isaac Pretter
Borrower:	Brafferton Owner LLC
Original Balance:	$17,200,000
Cut-off Date Balance:	$17,200,000
% by Initial UPB:	1.5%
Interest Rate:	4.2150%
Payment Date:	6th of each month
First Payment Date:	October 6, 2014
Maturity Date:	September 6, 2024
Amortization:	Interest only for first 48 months; 360 months thereafter
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$57,838	$14,460
Insurance(2):	$0	Springing
Replacement(3):	$0	$1,184
TI/LC(4):	$55,000	$5,887
Reduced Rent(5):	$19,837	NAP
Lease Sweep(6):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$183
Balloon Balance / Sq. Ft.:	$163
Cut-off Date LTV:	73.2%
Balloon LTV:	65.2%
Underwritten NOI DSCR(7):	1.95x
Underwritten NCF DSCR(7):	1.82x
Underwritten NOI Debt Yield:	11.5%
Underwritten NCF Debt Yield:	10.7%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Stafford, VA
Year Built / Renovated:	1979 / 1997, 2009
Total Sq. Ft.:	94,142
Property Management:	Mosaic Realty Partners LLC
Underwritten NOI:	$1,970,083
Underwritten NCF:	$1,840,675
Appraised Value:	$23,500,000
Appraisal Date:	July 25, 2014

Historical NOI
2013 NOI:	$1,868,391 (December 31, 2013)
2012 NOI:	$1,963,534 (December 31, 2012)
2011 NOI:	$1,652,336 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	97.9% (August 19, 2014)
2013 Occupancy:	97.3% (December 31, 2013)
2012 Occupancy:	96.6% (December 31, 2012)
2011 Occupancy:	95.7% (December 31, 2011)
(1)
Mezzanine debt is permitted provided, among other things, the principal amount when combined with the mortgage loan will result in (i) an LTV of no more than 70.0%, (ii) a DSCR of no less than 1.81x and (iii) a debt yield of no less than 10.62%.

(2)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(3)	Replacement reserves are subject to a cap of $42,629.
(4)	TI/LC reserves are subject to a cap of $211,932.
(5)
Advance America has rent abatement through July 1, 2015.  At closing, the borrower reserved approximately one half of this rent as a Reduced Rent reserve. The Underwritten NCF assumes only the reserved rent is received.

(6)
On each monthly payment date during a Lease Sweep Period, all excess cash flow will be deposited into the Lease Sweep Funds reserve. A “Lease Sweep Period” will commence upon (i) twelve months prior to the expiration of the Sport & Health Clubs lease or any replacement tenant(s) of such leases, (ii) the date the Sport & Health Clubs is required to give notice of its exercise of a renewal option, (iii) the date the Sport & Health Clubs lease is surrendered, cancelled, or terminated prior to its then current expiration date, (iv) the date that the Sport & Health Clubs discontinues its business, (v) upon a default under the Sport & Health Clubs lease or (vi) the occurrence of a bankruptcy or other insolvency proceeding by the Sport & Health Clubs.

(7)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.68x and 2.50x, respectively.

TRANSACTION HIGHLIGHTS
▪
Collateral. The Brafferton Shopping Center property is a 94,142 sq. ft. community shopping center that includes major tenants Sport & Health Clubs and Escape Salon & Day Spa, along with national tenants Sweet Frog Chantilly, H&R Block, Avis Rent A Car, AT&T Wireless and Dunkin Donuts/Baskin Robbins.  The property is shadow anchored by a collection of destination retailers including Home Depot, Walmart Supercenter, Aldi, Lowe’s, Target and TJ Maxx. The property was originally constructed in 1979 and was renovated in 1997 and then again in 2009. The property is 97.9% leased to 23 tenants as of August 19, 2014.

▪
Sponsorship. In 2012, the sponsors founded Mosaic Realty Partners, a private real estate investment firm that focuses on investing in office, retail and industrial real estate in the Mid-Atlantic. Eron Sodie and Isaac Pretter have a combined 30 years’ investment experience and have directed in excess of $5 billion into Mid-Atlantic real estate investments. The sponsors have a combined 30 years’ investment experience and have directed in excess of $5 billion into Mid-Atlantic real estate investments.

▪
Location. The Brafferton Shopping Center property is strategically located right off Interstate 95. The property benefits from its access from multiple signalized entrances along Route 610 and has six points of ingress/egress. In addition, it has access to over 44,000 vehicles that pass the shopping center daily.  The property also benefits from over 700 square feet of frontage along Route 610, and is positioned in Stafford’s primary retail corridor and on the same street as retailers Target, Lowe’s, and a 65,000 square foot Giant grocery store.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1001 Southwest 2nd Avenue Miami, FL 33130	Collateral Asset Summary – Loan 20 Aloft Hotel Brickell	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,000,000 50.0% 3.28x 18.0%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsors:	Francisco Arocha; Pedro F. Villar
Borrower:	Mary Brickell Village Hotel, LLC
Original Balance:	$17,000,000
Cut-off Date Balance:	$17,000,000
% by Initial UPB:	1.4%
Interest Rate:	4.8600%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	Interest only
Additional Debt(1):	None
Call Protection:	L(36), YM2(80), O(4)
Lockbox / Cash Management(2):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$199,333	$39,867
Insurance(3):	$0	Springing
Replacement:	$0	4.0% of the rents for the prior month
PIP Reserve(4):	$0	Springing

Financial Information
Cut-off Date Balance / Room:	$106,250
Balloon Balance / Room:	$106,250
Cut-off Date LTV:	50.0%
Balloon LTV:	50.0%
Underwritten NOI DSCR:	3.65x
Underwritten NCF DSCR:	3.28x
Underwritten NOI Debt Yield:	18.0%
Underwritten NCF Debt Yield:	16.1%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Limited Service Hospitality
Collateral:	Fee Simple
Location:	Miami, FL
Year Built / Renovated:	2013 / NAP
Total Rooms:	160
Property Management:	Mary Brickell Management, LLC
Underwritten NOI:	$3,056,366
Underwritten NCF:	$2,743,988
Appraised Value:	$34,000,000
Appraisal Date:	May 19, 2014

Historical NOI
Most Recent NOI:	$2,533,497 (T-12 August 31, 2014)
2013 NOI:	NAP
2012 NOI:	NAP

Historical Occupancy
Most Recent Occupancy:	67.3% (August 31, 2014)
2013 Occupancy:	NAP
2012 Occupancy:	NAP
(1)
The borrower is obligated to the hotel franchisor under a key money note (the “Key Note”) in an original amount of $850,000. The Key Note principal amortizes in equal monthly installments without payment over 20 years, without interest. Upon an event of default, the Key Note accrues interest at 18% and the franchisor may accelerate the debt. If the hotel franchise agreement is terminated before June 1, 2033, the borrower is obligated pay an amount equal to $850,000 multiplied by a fraction generally based on the remaining months until June 1, 2033, plus any accrued interest. If the hotel franchise agreement is optionally terminated on June 1, 2023, the borrower is obligated to pay $425,000. The lender is required to assume any obligations under the Key Note if it forecloses on the property and enters into a new franchise agreement, provided the lender will not be obligated to pay $425,000 if franchisor terminates on June 1, 2023. See “Risk Factors – Risks Related to the Mortgage Loans – Other Financing” in the free writing prospectus.

(2)
Cash management will be triggered (i) upon an event of default, (ii) if the DSCR falls below 1.30x until such time that the DSCR is at least 1.40x for two consecutive calendar quarters, or (iii) during a Franchise Trigger Period (as defined below).

(3)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(4)
On each month during a Franchise Trigger Period, the borrower is required to deposit all excess cash into the PIP Reserve. “Franchise Trigger Period” means the date which is the earlier of (i) 12 months prior to the expiration of the franchise agreement, (ii) receipt or delivery of any termination notice, or (iii) borrower’s notification to the lender of the borrower’s replacement of the franchise agreement.

TRANSACTION HIGHLIGHTS

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Property Location. The Aloft Hotel Brickell property is located in the Brickell district of Downtown Miami, Florida. The Miami-Hialeah market is ranked among the top 25 US hotel markets and has experienced significant growth in recent years. As of July 2014, RevPAR increased by 6.9%, ADR increased 5.9%, and occupancy grew 1.0% from the past year. The Brickell district is known as the financial center of Downtown Miami and is comprised of high density office space, residential, and hotel developments. The Brickell district office space is primarily occupied by financial services and is home to over 122 banks and financial institutions.

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Sponsorship. Francisco Arocha is the founder of HED Group and a professional real estate investor with a multifaceted portfolio that includes multi-purpose buildings, condos and homes.  Pedro F. Villar is the principal of Sunview Group and Bluemoon Development which are Florida real estate development and construction companies. Francisco Arocha and Pedro F. Villar recently formed the ARVI Group, a real estate construction and development company focused in South Florida.

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Aloft Brand.  The Aloft Hotel brand is Starwood Hotels & Resorts’ contemporary, boutique platform that launched in 2008 and now consists of more than 80 hotels across 14 countries. The Aloft Hotel platform expects to open its 60th hotel in North America in 2014 and expects to grow by more than 50% over the next few years, fueled by growth in North America, China and India.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., UBS Securities LLC, Natixis Securities Americas LLC, CastleOak Securities, L.P. and KeyBanc Capital Markets Inc. (the “Underwriters”) is soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the COMM 2014-CCRE20 Mortgage Trust, Commercial Mortgage Pass-Through Certificates (the "Offering Document").  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The Information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the depositor undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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